UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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Check the appropriate box:
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
IREN Limited
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Notice of Annual General
Meeting & Proxy Statement
2025

Dear Shareholder:
On behalf of the Board of Directors (the “Board”), it is my pleasure to invite you to the 2025 Annual General Meeting (“AGM”) of IREN Limited (“IREN”, “we”, “our”), which will be held virtually at 3:30pm on November 19, 2025 (ET) at www.virtualshareholdermeeting.com/IREN2025
Further Information
Please find enclosed:
a)	the notice of meeting for this year’s AGM (the “Notice of Meeting”), being the two pages immediately following this letter;
b)	the proxy statement that contains important details concerning IREN, the AGM and the matters being considered at the AGM (the “Proxy Statement”); and
c)	a proxy card or a voting instruction form.
This information can also be accessed online at www.proxyvote.com.
Items of Business
The items of business to be dealt with at the AGM are set out in the Notice of Meeting and further information can be found in the Proxy Statement, each accompanying this letter.
Please read these documents carefully to understand the resolutions which IREN’s shareholders are being asked to approve at the AGM.
How to Attend and Vote
We encourage IREN’s shareholders to participate in the AGM online, by visiting the Virtual Shareholder Meeting platform via the web link below, on a smartphone, tablet or computer.
www.virtualshareholdermeeting.com/IREN2025
Information on how to log on, ask questions and vote online is set out in the attached Notice of Meeting.
As detailed in the Notice of Meeting and the Proxy Statement, in order to vote, you must either attend the AGM via the online web link or by lodging your proxy or direct vote prior to the AGM. If you vote by proxy, you must submit your proxy card no later than November 18, 2025 11:59pm (ET). Instructions on how to lodge your proxy online are in the enclosed Notice of Meeting, the proxy card or voting instruction form and at www.proxyvote.com.
Board Recommendations
The Board unanimously recommends that you vote IN FAVOUR of the resolutions being proposed at the AGM on which you are entitled to vote and that you vote for EVERY YEAR in relation to the advisory vote on the frequency of future advisory votes on executive compensation.
The Board and management team look forward to welcoming you to the AGM. Please contact me if you have any questions at AGM@iren.com. Thank you for your continued support.
David Bartholomew
Independent Non-Executive Chair of the Board of Directors

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IREN Limited (ACN 629 842 799)
Level 6, 55 Market Street
Sydney, NSW Australia 2000
Notice of 2025 Annual General Meeting
(“Notice of Meeting”)
The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) is being mailed, and the attached proxy statement (the “Proxy Statement”) is being made available, to our shareholders beginning on or about    , 2025. The annual general meeting (the “AGM”) of IREN Limited (“IREN”, “we”, “our”) will be held at:

Date & Time	November 19, 2025, commencing at 3:30pm (ET)
Meeting Link	www.virtualshareholdermeeting.com/IREN2025
Purpose
To receive and consider the Financial Report, the Directors’ Report and the Auditor’s Report (each as defined in the Proxy Statement) for the year ended June 30, 2025.

To receive and vote upon the following proposals:

 1.
Approve an amendment to IREN’s constitution to align the quorum requirement to conduct shareholder meetings with Nasdaq rules

 2.
Approve an amendment to IREN’s constitution to provide for director elections at each annual general meeting

 3.
Approve an amendment to IREN’s constitution to add a forum selection provision

 4.
Approve an amendment to IREN’s constitution to update the advance notice provisions for universal proxies

 5.
Approve amendments to IREN’s constitution to implement miscellaneous changes

 6.
Approve IREN’s 2025 Omnibus Incentive Plan (as defined in the Proxy Statement)

 7.
Approve the repurchase by IREN of its ordinary shares pursuant to the Prepaid Forward Transactions (as defined in the Proxy Statement)

 8.
Approve the repurchase by IREN of its ordinary shares pursuant to the Capped Call Transactions (as defined in the Proxy Statement)

 9.
Approve an advisory vote on executive compensation (the “say-on-pay” vote)

 10.
Approve an advisory vote on the frequency of future advisory votes on executive compensation

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Record Date
The board of directors of IREN has determined that the persons entitled to receive notice of the AGM are those who are registered shareholders of IREN at     (ET) on    , 2025. In accordance with Regulation 7.11.37 of the Corporations Regulations 2001 (Cth) (Australia) those who are registered shareholders on the transfer books of IREN at     (AEDT) on    , 2025, being     (ET) on    , 2025, are also eligible to vote. Accordingly, transfers by such registered shareholders that are registered after that time will be disregarded in determining entitlements to attend and vote at the AGM.

Meeting Admission
If you wish to attend the AGM, which is exclusively being held virtually, please enter the 16-digit control number located on the Notice of Internet Availability mailed to you beginning on    , 2025, on your proxy card or voting instruction form at www.virtualshareholdermeeting.com/IREN2025.

Voting by Proxy
Please submit a proxy card if you are a registered holder of shares held directly at our transfer agent or, for shares held in “street name” through a broker, bank or other nominee, a voting instruction form, as soon as possible, so your shares can be voted at the AGM. You may submit your proxy card by mail. If you are a registered holder of shares held directly at our transfer agent, you may also vote electronically by telephone or over the internet by following the instructions included with your proxy card. If your shares are held in “street name,” you will receive instructions for the voting of your shares from your broker, bank or other nominee, which may permit telephone or internet voting. Follow the instructions on the voting instruction form that you receive from your broker, bank or other nominee to ensure that your shares are properly voted at the AGM.

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PROXY STATEMENT
Important Notice Regarding Proxy Materials for the Annual General Meeting to be held at
3:30pm on November 19, 2025 (ET)
virtually at www.shareholdermeeting.com/IREN2025

The Proxy Statement and Annual Report to Shareholders are available at:
www.proxyvote.com

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Appendix A: Non-GAAP Financial Measures
Appendix B: Amendments to the Constitution
Appendix C: Omnibus Incentive Plan

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Proxy Statement Summary Information
The following summary provides general information about IREN, and highlights information contained elsewhere in this proxy statement (“Proxy Statement”). This summary does not contain all of the information you should consider when deciding how to vote your shares. For further and more detailed information on the matters referenced below, prior to casting your vote, please carefully review the entire Proxy Statement and our Annual Report for the fiscal year ended June 30, 2025 (the “2025 Annual Report”). The 2025 Annual Report accompanies this Proxy Statement and has been submitted with the U.S. Securities and Exchange Commission (the “SEC”) on Form ARS. In this Proxy Statement, we reference various information and materials available on our corporate website. We have included our website address in this Proxy Statement as an inactive textual reference only. Information and materials on our website are not incorporated by reference in this Proxy Statement.
Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies and trends we expect to affect our business. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “estimate,” “target,” “project,” “should,” “potential,” “could,” “would,” “may,” “will,” “forecast,” and other similar expressions.
We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances and at such time. As you read and consider this note and the related proxy materials, you should understand that these statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements. Factors that may materially affect such forward-looking statements include, but are not limited to, those set forth in our annual report on Form 10-K for the fiscal year ended June 30, 2025 (the “2025 Annual Report on Form 10-K”) and our subsequent SEC filings.
Forward-looking statements speak only as of the date on which they were made. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events, changed circumstances or otherwise. You should read this Proxy Statement completely and with the understanding that our actual future results may be materially different from what we expect.
Non-Voting Matters
At the AGM, you will be asked to receive and consider the following reports for the year ended June 30, 2025: (i) the annual financial report prepared under Chapter 2M of the Corporations Act 2001 (Australia) (the “Corporations Act”) for IREN and its controlled entities (the “Financial Report”); (ii) the annual

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directors’ report prepared under Chapter 2M of the Corporations Act for IREN and its controlled entities (the “Directors’ Report”); and (iii) the Australian statutory auditor’s report prepared by IREN’s Australian statutory auditor for IREN and its controlled entities (the “Auditor’s Report”).
Please note that this item does not require a formal resolution to be put to the AGM and accordingly no vote will be held. However, shareholders may ask questions on the matters contained in such reports. Shareholders will also be able to ask questions of IREN’s Australian statutory auditor, who will attend the AGM.
Voting Matters and Recommendations
At the AGM, you will be asked to vote upon the following proposals:

Proposal	Board’s Recommendation
Proposal 1: Approve an amendment to IREN’s constitution to align the quorum requirement to conduct shareholder meetings with Nasdaq rules	FOR
Proposal 2: Approve an amendment to IREN’s constitution to provide for director elections at each annual general meeting	FOR
Proposal 3: Approve an amendment to IREN’s constitution to add a forum selection provision	FOR
Proposal 4: Approve an amendment to IREN’s constitution to update the advance notice provisions for universal proxies	FOR
Proposal 5: Approve amendments to IREN’s constitution to implement miscellaneous changes	FOR
Proposal 6: Approve IREN’s 2025 Omnibus Incentive Plan (as defined in this Proxy Statement)	FOR
Proposal 7: Approve the repurchase by IREN of its ordinary shares pursuant to the Prepaid Forward Transactions (as defined in this Proxy Statement)	FOR
Proposal 8: Approve the repurchase by IREN of its ordinary shares pursuant to the Capped Call Transactions (as defined in this Proxy Statement)	FOR
Proposal 9: Approve an advisory vote on executive compensation (the “say-on-pay” vote)	FOR
Proposal 10: Approve an advisory vote on the frequency of future advisory votes on executive compensation	EVERY YEAR

About IREN
We are a leading developer, owner and operator of next-generation data centers powering the future of Bitcoin, AI and beyond utilizing 100% renewable energy (whether from clean or renewable energy sources or through the purchase of renewable energy certificates (“RECs”)). Our data centers are purpose-built for power dense computing applications and today support a combination of graphics processing units (“GPUs”) for high-performance computing and artificial intelligence (“AI”) and Application Specific Integrated Circuits (“ASICs”) for Bitcoin mining.

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Our Bitcoin mining operations generate revenue by earning Bitcoin through a combination of block rewards and transaction fees from the operation of our ASICs and exchanging these Bitcoin for fiat currencies such as USD or CAD. Our high-performance computing and AI services include ‘AI cloud services’, being platforms that provide access to AI capabilities through cloud-based infrastructure (“AI Cloud Services”).
Consolidated Financial Performance
($ in thousands, other than per share amounts)

	2025	2024
Revenue	$501,023	$187,192
Net income	$86,941	$(28,920)
Adjusted EBITDA(1)	$269,672	$54,427
EBITDA(1)	$278,178	$19,270
Earnings (loss) per common share (basic)	$0.41	$(0.29)

(1)	Non-GAAP financial measure. See Appendix A for a reconciliation to the nearest GAAP financial measure.
Overview of 2025 Executive Compensation Program
Our executive compensation program is designed to align the interests of directors and senior management with those of shareholders and IREN’s long-term strategic objectives. Our philosophy is grounded in the belief that a well-structured remuneration program supports the attraction, retention, and motivation of high-caliber leadership, while fostering sustainable performance and responsible governance. The following principles help guide us in designing our pay programs:
•	provide a total compensation program that takes into consideration competitive market requirements and strategic business needs;
•	motivate and reward executives to drive and achieve IREN’s goal of increasing shareholder value;
•
align total compensation levels with those paid by industry leaders of comparable financial size and complexity, including industry-specific and size-appropriate peer group for benchmarking compensation; and

•	allocate incentives for the achievement of short-term and long-term objectives, without motivating executives to take excessive risk.
Executive remuneration comprises a combination of:
•	Fixed Remuneration: Base salary and statutory benefits, reflecting the scope and complexity of the role, individual experience, and market benchmarks;
•	Short-Term Incentives: Performance-based incentives based on annual financial and operational targets, as well as individual performance; and
•
Long-Term Incentives: Equity-based awards designed to promote long-term value creation and align executive interests with shareholder returns. These awards typically vest over multiple years and are subject to continued service and/or performance hurdles.

IREN’s board of directors (the “Board”) believes this structure promotes goal congruence between directors, executives, and shareholders, with leadership decisions being made with a view toward

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sustainable growth and value creation. The compensation committee of the Board (the “Compensation Committee”) is responsible for recommending the remuneration arrangements for executive officers and non-employee directors, and the Board reviews these recommendations and approves such arrangements. In exercising this responsibility, the Board may seek independent advice from external executive compensation consultants. Remuneration decisions are guided by:
•	performance evaluations at both individual and group levels;
•	consideration of tenure and leadership contribution;
•	external benchmarking against peer companies and industry norms; and
•	regulatory compliance and governance best practices.
The Board remains committed to a transparent and performance-linked remuneration strategy that supports IREN’s ability to attract and retain exceptional talent, while ensuring alignment with shareholder interests and long-term corporate objectives.

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Corporate Governance at IREN
Board of Directors and Executive Officers
The table below presents information for each of the directors, each of whom have been appointed by the Board and are not being voted on at the AGM. IREN believes that each of the below directors possess the qualifications to serve as a member of the Board. The table below also presents our executive officers.

Name	Age	Committee Roles	Position	Year First Appointed to Board
Independent Non-Executive Directors
David Bartholomew	64	Audit and Risk Committee Compensation Committee (Chair)	Chair	2021
Michael Alfred	44	Audit and Risk Committee Compensation Committee	Director	2021
Christopher Guzowski	40	Audit and Risk Committee Compensation Committee	Director	2019
Sunita Parasuraman	52	Audit and Risk Committee (Chair) Compensation Committee	Director	2023
Executive Officers and Directors
Daniel Roberts	41	N/A	Director and Co-Chief Executive Officer	2018
William Roberts	35	N/A	Director and Co-Chief Executive Officer	2018
Belinda Nucifora(1)	52	N/A	Former Chief Financial Officer	N/A
Anthony Lewis(1)	49	N/A	Chief Financial Officer	N/A

(1)	On September 8, 2025, IREN announced the appointment of Anthony Lewis as Chief Financial Officer to replace Belinda Nucifora, who ceased employment with IREN effective as of such date.
David Bartholomew has served as the chair of the Board (the “Chair”) since September 2021. Mr. Bartholomew currently serves as a non-executive director on the boards of Atlas Arteria – an ASX listed global owner and operator of toll roads, Endeavour Energy – a NSW electricity distributor, Atmos Renewables (Independent Non-Executive Chair) – an owner and developer of renewable generation assets in Australia and GHD - a global engineering services firm. Mr. Bartholomew’s executive background includes the role of Chief Executive Officer of DUET Group, where he oversaw the ASX listed company’s transition to a fully internalized management and governance structure and in which he was appointed to the boards of DUET’s portfolio companies including United Energy Distribution (Victorian electricity distribution), Multinet Gas (Victorian gas distribution), the Dampier to Bunbury Natural Gas Pipeline, Energy Developments Limited (remote and waste-to-energy electricity generation) and Duquesne Light (Pittsburgh,

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USA electricity distribution). He has also held executive roles at Hastings Funds Management, Lend Lease, The Boston Consulting Group and BHP Minerals. Mr. Bartholomew has also served on the boards of Vector Limited, Power and Water Corporation (NT), Keolis Downer, Dussur (Saudi Arabia), The Helmsman Project, Interlink Roads, Statewide Roads, Epic Energy, Sydney Light Rail, Port of Geelong, various forestry companies and Nextgen Networks. Mr. Bartholomew holds a Bachelor of Economics (Honours) degree from Adelaide University and an MBA from The Australian Graduate School of Management. Mr. Bartholomew’s experience with Australian public companies, power and energy companies, and various executive roles, together with his background in economics, enable him to lead the Board on strategic and operational issues.
Christopher Guzowski has served on the Board since December 2019. Mr. Guzowski has over 15 years’ international experience in renewable energy project development across Europe and Australia. Mr. Guzowski founded Baltic Wind, developing large scale wind farm projects in Europe from greenfield to operations. He also founded Mithra Energy, developing a multitude of Wind, Solar PV and BESS projects in Poland since 2012. Mr. Guzowski was the Project Development Director and commercial development partner of Photon Energy, successfully developing a major solar PV project portfolio in Australia. Mr. Guzowski was the Founding Director of ADCCA - Australian Digital Currency Commerce Association and was a founder of ABA Technology in 2014. He started his career at PricewaterhouseCoopers and since then has continuously been an active angel and technology start up investor. Mr. Guzowski holds a Bachelor of Business from University of Technology Sydney and an MBA in Energy Management from Vienna University of Economics and Business. Mr. Guzowski’s history working with renewable energy project development and digital currency and blockchain, together with his background in business and energy management, allow him to contribute significant knowledge and guidance on relevant company strategy.
Michael Alfred has served on the Board since October 2021. Mr. Alfred is a private investor, advisor, and board member. He is the Founder & Managing Partner of Alpine Fox LP, a private investment partnership focused on value equities and Bitcoin. Previously, he served as the Chief Executive Officer of Digital Assets Data, Inc., a financial technology and data company building enterprise-grade software and data feeds for the digital asset ecosystem, from when he co-founded Digital Assets Data, Inc. in January 2018 through its sale to New York Digital Investment Group LLC in November 2020. Mr. Alfred has served as an advisor to the Chief Executive Officer of Amenify, a real estate technology company, since July 2020. From October 2016 to January 2018, Mr. Alfred was a Managing Director and member of the five-person executive committee for Strategic Insight, Inc., a provider of data and software to the global asset management industry, which was acquired by Institutional Shareholder Services (ISS) in 2019. Prior to that, Mr. Alfred served as the Chief Executive Officer of BrightScope, Inc., a financial information company providing 401k analyses and tools for retirement plan participants, sponsors and advisors, from February 2008 until it was acquired by Strategic Insight, Inc. in October 2016. Prior to co-founding BrightScope, Inc., Mr. Alfred served as Co-Founder and Portfolio Manager of Alfred Capital Management, LLC, a registered investment advisor serving high net worth individuals. Mr. Alfred also serves as a principal investor in a variety of industries including technology and consumer products. Mr. Alfred has served on the boards of Crestone Group, LLC, a national artisan bakery, since March 2015, Eaglebrook Advisors, a tech-driven digital asset management platform for financial advisors and their clients, since September 2019, and Wealthie Inc., a home equity management platform since April 2025. Mr. Alfred received a Bachelor of Arts degree in History from Stanford University. Mr. Alfred brings to the Board significant experience with digital assets and technology companies, together with his background in investment and growth companies.
Sunita Parasuraman has served on the Board since July 2023. During her career as a senior technology executive, Ms. Parasuraman has built and scaled world-class teams at Meta (Facebook), VMware, Genentech, and Apple. Ms. Parasuraman most recently served as the Head of Investments, New Product Experimentation at Meta (Facebook) and, prior to that, served as Facebook’s Global Head of Treasury and Head of Treasury for Facebook’s blockchain initiative (Libra). Ms. Parasuraman currently serves on the board of The Baldwin Group (Nasdaq: BWIN), a leading publicly-traded insurance distribution company, where she is a member of its Audit and Technology & Cyber Risk Committees. She also serves on the board of the IIT Bombay Heritage Foundation, where she is Chair of the Nomination & Governance Committee and member of its Finance Committee. Ms. Parasuraman holds a Bachelor’s degree in Engineering from the Indian

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Institute of Technology (IIT), Bombay, a Master’s degree in Engineering from the University of Pennsylvania and an MBA from the University of California, Berkeley’s Haas School of Business. Ms. Parasuraman’s experience as an executive at various technology companies as well as her roles on various board and committees, together with her background in finance, treasury and engineering, enable her to provide knowledge guidance to the Board on financial and operational matters.
Daniel Roberts is a Co-Founder, Co-Chief Executive Officer and director of IREN. Mr. Roberts has over 20 years’ experience in the finance, infrastructure and renewables industries. Mr. Roberts co-founded IREN in 2018 with the vision of building one of the world’s leading infrastructure platforms for sustainable computing, leveraging his deep expertise across energy and capital markets. Prior to founding IREN, Mr. Roberts was an Executive Director and the second largest individual shareholder of Palisade Investment Partners, a specialist infrastructure fund manager. He previously held roles at Macquarie Group and PricewaterhouseCoopers in London and Sydney. Mr. Roberts currently serves on the board of JOLT, a BlackRock-backed EV charging business, where he is also the second largest individual shareholder. He has previously served on the boards of entities across the energy and infrastructure sectors, including Northern Territory Airports, Sunshine Coast Airport, Granville Harbour Wind Farm, Ross River Solar Farm, ANZ Terminals and the Tasmanian Gas Pipeline. He holds a Bachelor of Business from the University of Technology Sydney and a Master of Finance (Dean’s List) from INSEAD Business School. Mr. Roberts is the brother of William Roberts, who also serves as a Co-Chief Executive Officer of IREN. Mr. Roberts brings to the Board significant experience in finance, infrastructure and renewables, together with his background in finance and investment, providing leadership to IREN and guiding strategic plans.
William Roberts is a Co-Founder, Co-Chief Executive Officer and director of IREN. Mr. Roberts has over 14 years’ experience in finance, real assets and commodities markets, including debt financing and principal investment across resources mining projects, as well as managing foreign exchange and commodity price risks. Prior to founding IREN, Mr. Roberts worked across accounting and banking, resources, commodities and real assets at Macquarie Group, Westpac and Brookfield Multiplex. At Macquarie Group, he co-founded the newly established Digital Assets team. Mr. Roberts holds a Bachelor of Business (Distinction) from the University of Technology Sydney. Mr. Roberts is the brother of Daniel Roberts, who also serves as a Co-Chief Executive Officer of IREN. Mr. Roberts’ experience in finance and real assets, as well as his background in resources, enable him to help guide the Board on strategic decisions.
Belinda Nucifora was the Chief Financial Officer of IREN from May 2022 until September 2025. Ms. Nucifora is a Chartered Accountant and experienced Chief Financial Officer with more than 25 years’ experience in the financial services and alternative asset management industries. She has previously held chief financial officer and senior finance roles in both listed and private companies, including Merrill Lynch, Alinta Energy, Challenger, Travelex, Slater & Gordon and Laser Clinics Australia. She has deep experience in financial and strategic business leadership, including leadership of successful growth companies both organically and through M&A activity. Ms. Nucifora holds a Bachelor of Commerce degree and a Bachelor of Economics degree from the University of Queensland, Brisbane, Australia, and is a Graduate of the Australian Institute of Company Directors. Ms. Nucifora ceased employment with IREN effective September 8, 2025.
Anthony Lewis was appointed as Chief Financial Officer of IREN on September 8, 2025. Prior to that Mr. Lewis served as IREN’s Chief Capital Officer from July 1, 2025. Mr. Lewis brings more than two decades of experience in financial markets, including over 22 years at Macquarie Group, a global financial services and asset management firm with operations in over 30 markets. Anthony commenced his career with Macquarie Group in Sydney in 2002 in the investment banking group. During his career in investment banking Mr. Lewis worked across asset classes (including principal investing in renewable energy assets), in both Sydney and London. Anthony subsequently took on a number of roles in group treasury including Global Head of Transactions and Structuring, Head of Capital and ultimately Co-Treasurer. In this role he was responsible for global treasury operations including fund raising, liquidity and capital management, group structure and corporate development, regulatory reporting, and group financial planning. Mr. Lewis brings deep expertise in capital markets, financial and risk management, strategic planning and leadership. His educational background includes a Bachelor of Commerce and a Bachelor of Laws (First Class Honors) from the University of Sydney.

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Board Composition
The Board consists of six directors, four of whom are independent non-executive directors. David Bartholomew is the Chair of the Board.
The Board has the power to, at any time, appoint any person to be a director either to fill a casual vacancy or as an additional director (up to a maximum of 10). The exact number of members on the Board may be modified from time to time by special resolution of our shareholders in a general meeting, subject to the terms of the constitution of IREN (the “Constitution”). Our directors are currently not subject to a term of office and will hold office until their successors have been duly elected and qualified or until the earlier of their respective death, resignation, disqualification, or removal. As described in more detail in Proposal 2, the Board has unanimously approved, adopted and declared advisable certain amendments to the Constitution to provide for the election of directors other than Founder Directors (as defined herein) to the Board at each annual general meeting. The summary of the composition of the Board reflects the Constitution as currently in effect, and does not reflect any of the amendments to the Constitution proposed in Proposal 2 or any of the other proposals described herein.
Director Independence
Under the listing requirements and rules of the Nasdaq Stock Market LLC (“Nasdaq”), we are required to have a majority of independent directors on the Board, and our audit and risk committee of the Board (“Audit and Risk Committee”) and Compensation Committee are required to consist fully of independent directors. The Board has undertaken a review of the independence of each director and, based on information provided by each non-employee director concerning their background, employment and affiliations, the Board determined that David Bartholomew, Christopher Guzowski, Michael Alfred and Sunita Parasuraman do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of director and that each of these directors is “independent” as that term is defined under Nasdaq rules.
In making these determinations, the Board considered the current and prior relationships that each non-employee director has with IREN and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of IREN securities by each such non-employee director or affiliated entities, and their involvement in any transactions described under the heading “Related Party Transactions.”
Director Nominee Qualifications and Skills
We do not have a standing nominating committee. Rather, in accordance with Rule 5605(e) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are David Bartholomew, Christopher Guzowski, Michael Alfred and Sunita Parasuraman. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place but have adopted a Board resolution addressing the nominations process and related matters required under the federal securities laws.
Our independent directors are responsible for assessing with the Board the appropriate skills, experience, and background that we seek in Board members in the context of our business and the existing composition of the Board. This assessment includes numerous diverse factors, such as independence; understanding of and experience in digital asset mining, high-performance computing and AI Cloud Services, technology, infrastructure, finance and marketing; senior leadership experience; and international experience. The Board then determines whether a nominee’s background, experience, personal characteristics and skills will advance the Board’s goal of creating and sustaining a Board with a diversity of perspectives and viewpoints that can support and oversee IREN’s complex activities.

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Board of Directors Leadership Structure
The Board periodically evaluates our leadership structure and the combination or separation of the chief executive officer and chair of the board of director roles. The combination or separation of the chief executive officer and chair of the board of director roles is and will be driven by IREN’s governance and leadership needs at any point in time.
At this time, IREN has two chief executive officers, Daniel Roberts and William Roberts (the “Co-Chief Executive Officers”), and a separate Chair of the Board, David Bartholomew, who is independent. IREN believes that having an independent Chair provides strong independent leadership and oversight for IREN and the Board. We believe that the separation of the Chair and Co-Chief Executive Officer positions allows our independent Chair to focus on the governance of the Board, Board meeting agenda planning, the recruitment of new directors and Board committee responsibilities. Furthermore, this structure allows our Co-Chief Executive Officers to focus their attention on the business and execution of IREN’s strategy.
Board of Directors’ Role in Risk Oversight
The Board oversees the risk management activities designed and implemented by our management team and also considers specific risk topics, including risks associated with our strategic initiatives, cybersecurity, business plans and capital structure. The Board executes its oversight responsibilities both directly and through its committees and believes its risk management processes are well-supported by the current Board leadership structure. Our management, including our executive officers, is primarily responsible for managing the risks associated with the operation and business of IREN and reports periodically to the Board and Audit and Risk Committee on risk management activities, including cybersecurity. The Board has delegated to the Audit and Risk Committee oversight of its risk management process, and our other Board committees also consider risks related to the performance of their respective committee responsibilities. All committees report to the Board regularly and as frequently as appropriate, including when a matter rises to the level of a material or enterprise risk.
Meetings of the Board of Directors and Annual General Meeting of Shareholders
The Board directs the management of our business and affairs as provided by Australian law and conducts its business through meetings of the Board and the operation of the Audit and Risk Committee and the Compensation Committee. In addition, from time to time, other committees may be established under the direction of the Board when necessary or advisable to address specific issues.
During the fiscal year ended June 30, 2025, the Board held seven meetings, and each of the incumbent directors attended at least 75% of the total of all meetings of the Board and committees on which the director served during his or her service as a director during the year.
Although IREN does not have a formal policy regarding attendance of directors at the annual general meeting of shareholders, all directors are encouraged to attend. Five directors on the Board at the time of our 2024 annual general meeting of shareholders attended the virtual meeting.
Committees of the Board of Directors
The Board directs the management of our business and affairs and conducts its business through meetings of the Board and the operation of the Audit and Risk Committee and the Compensation Committee. In addition, from time to time, other committees may be established under the direction of the Board when necessary or advisable to address specific issues.
Audit and Risk Committee
The Board approved the establishment of the Audit and Risk Committee on November 13, 2021, which operates under a charter, a copy of which is available on our website.

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The Audit and Risk Committee consists of Sunita Parasuraman (Chair), David Bartholomew, Christopher Guzowski and Michael Alfred. During the fiscal year ended June 30, 2025, the Audit and Risk Committee held six meetings. The Audit and Risk Committee has direct responsibility for the oversight of the work of our independent registered public accounting firm, including the sole authority for the establishment of pre-approval policies and procedures for all audit and non-audit engagements, and may terminate our registered public accounting firm’s engagement without the approval of IREN’s shareholders whenever the Audit and Risk Committee deems appropriate. The Audit and Risk Committee also oversees the integrity of our financial statements of IREN and its wholly owned subsidiaries and reports and the qualifications, performance and independence of our independent registered public accounting firm. The Audit and Risk Committee also reviews and discusses IREN’s risk management, including without limitation financial, operational, cybersecurity, legal, regulatory and reputational risks. The Audit and Risk Committee may delegate its responsibilities to any subcommittee, if approved by the Board.
The Board has determined that each member of the Audit and Risk Committee is “independent” as such term is defined in Rule 10A-3(b)(1) under the Exchange Act, which is different from the general test for independence of board and committee members.
All members of the Audit and Risk Committee are able to read and understand fundamental financial statements, are familiar with finance and accounting practices and principles, and are financially literate and the Board has determined that all members of the Audit and Risk Committee meet the requirements for financial literacy under the applicable rules of the SEC and the Nasdaq corporate governance rules. The Board has determined that each of David Bartholomew and Sunita Parasuraman is an “audit committee financial expert” as such term is defined under the applicable regulations of the SEC and has the requisite accounting or related financial management expertise and financial sophistication under the applicable rules and regulations of the Nasdaq.
Compensation Committee
The Board approved the establishment of the Compensation Committee on April 11, 2024, which operates under a charter, a copy of which is available on our website.
The Compensation Committee consists of David Bartholomew (Chair), Michael Alfred, Christopher Guzowski and Sunita Parasuraman. During the fiscal year ended June 30, 2025, the Compensation Committee held three meetings. The Compensation Committee is responsible for reviewing and recommending to the Board: corporate goals and objectives relevant to executive compensation as well as base salary, bonus, equity and other benefits for senior executives, compensation of non-executive directors, and any changes to IREN’s incentive compensation and equity-based plans and arrangement. The Compensation Committee may delegate its responsibilities to a subcommittee, if approved by the Board, and has been aided in its review of, and recommendations regarding, executive compensation by an independent consultant, Frederic W. Cook & Co., Inc. (“FW Cook”), which provides compensation benchmarking and consultation services.
The Board has determined that each member of the Compensation Committee is “independent” as such term is defined in Rule 10C-1(b)(1) under the Exchange Act.
Corporate Governance Guidelines and Code of Business Conduct
and Ethics
We have adopted corporate governance guidelines (“Corporate Governance Guidelines”) that address items such as the qualifications and responsibilities of the Board, directors and Board committees, conflicts of interest, succession planning, committee composition, director term limits, and other important governance policies and principles.
Additionally, we have adopted a code of business conduct and ethics (“Code of Business Conduct and Ethics”) that applies to all our directors, and to our officers and other employees. Our Code of Business Conduct and Ethics addresses, among other things, competition and fair dealing, gifts and entertainment,

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conflicts of interest, international trade laws, public communications and Regulation FD, modern slavery, compliance with laws, regulations and policies, confidentiality and corporate opportunity requirements and the process for reporting violations of the Code of Business Conduct and Ethics. We will promptly disclose, if required by applicable laws, any amendment to, or waiver from, our Code of Business Conduct and Ethics granted to directors or executive officers by timely posting such information on our website.
The Corporate Governance Guidelines and Code of Business Conduct and Ethics are available under the “Governance” section of our website at iren.com/investors/governance.
Communication with the Board of Directors
Shareholders and interested parties who wish to contact any member of the Board or the entire Board should address correspondence to the Chair in care of the secretary of IREN (“Secretary”) by email. The Secretary will review and forward correspondence to the Chair or the appropriate person or persons for response. Such items that are unrelated to a director’s duties and responsibilities as a Board member may be excluded by the Secretary, including, without limitation, solicitations and advertisements, junk mail, product-related communications, job referral materials and resumes, surveys, and material that is determined to be illegal or otherwise inappropriate.
Shareholders may recommend a candidate to the Board by following the procedures for communicating with the Board described above. The Board will evaluate director candidates recommended by shareholders in the same manner as other director candidates.
Chair of IREN Limited
c/o Office of the Secretary
AGM@iren.com
Related Party Transactions
Other than the compensation arrangements, which are described below under the caption “Executive Compensation,” since July 1, 2024 through the date of this Proxy Statement, we did not enter into any related transactions with any related parties as defined in IREN’s written related party transactions policy adopted by the Board (the “Related Party Transactions Policy”) in an amount that exceeded or will exceed $120,000 and including: (i) directors, director nominees and members of key management personnel, or their immediate family members; and (ii) individuals or entities that directly or indirectly, through one or more intermediaries, control us, or that hold 5% or more of any class of our voting securities.
Pursuant to the Related Party Transactions Policy, certain related party transactions will require shareholder approval under Australian law, while other related party transactions will only require approval by the Audit and Risk Committee. Shareholders or the Audit and Risk Committee, as applicable, will review all material facts of all related party transactions and either approve or disapprove entry into the related party transactions, subject to certain limited exceptions. In determining whether to approve or disapprove entry into a related party transaction, the Audit and Risk Committee will take into account, among other factors, the following: (i) whether the related party transaction is on terms no less favorable than terms generally available to an unrelated third-party under the same or similar circumstances and (ii) the extent of the related person’s interest in the transaction. Furthermore, the policy requires that all related party transactions required to be disclosed in our filings with the SEC be so disclosed in accordance with applicable laws, rules and regulations.

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Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes our compensation approach and programs for our named executive officers (“NEOs”). Our NEOs for the fiscal year ended June 30, 2025 (“Fiscal 2025”) are:

NEO	Title
William Roberts	Co-Chief Executive Officer
Daniel Roberts	Co-Chief Executive Officer
Belinda Nucifora	Former Chief Financial Officer(1)

(1)	Effective September 8, 2025, Ms. Nucifora ceased employment with IREN and Anthony Lewis was appointed as Chief Financial Officer of IREN.
Our Executive Compensation Guiding Principles
We design our executive compensation program to attract, retain and motivate high-caliber executives, and to drive the creation of long-term shareholder value. Our program is guided by the following principles:
•
Pay for Performance: Pay is highly variable, with 93% of target annual pay of our Co-Chief Executive Officers and 66% of Ms. Nucifora’s target annual pay being variable, or at risk, for Fiscal 2025. At-risk compensation (a) includes short-term annual cash bonuses and both time-based and performance-based equity awards and (b) excludes any one-time equity awards or modifications. Our equity awards are dependent on our share price performance with our performance-based restricted stock units (“PRSUs”) also requiring rigorous share price growth achievement to be earned.

•
Competitive Compensation Opportunity: Given the unique skillset required to run our company, we measure compensation competitiveness against a group of peers to inform compensation quantum and plan design. We also weigh internal considerations like performance, experience and time in role when making compensation decisions.

•
Long-Term Incentive Compensation Mix: In Fiscal 2025, for our Co-Chief Executive Officers, the compensation mix under our annual long-term equity incentive program was 67% PRSUs and 33% time-based restricted stock units (“TRSUs”). This mix is reflective of our annual grants and excludes any one-time awards or modifications. For our other executives, including Ms. Nucifora, we use a mix of 67% TRSUs and 33% PRSUs.

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Our Business
IREN is a leading developer, owner, and operator of next-generation data centers powering the future of Bitcoin, AI and beyond utilizing 100% renewable energy including through the purchase of RECs. Strategically located in renewable-rich, fiber-connected regions across the U.S. and Canada, IREN’s large-scale, grid-connected facilities are purpose-built for the next generation of high-performance computing applications.
•	Power and land portfolio: 2,910MW of grid-connected power secured across >2,000 acres in the U.S. and Canada, with an additional multi-gigawatt development pipeline.
•	Next-generation data centers: 810MW of operating data centers underpinning three verticals: Bitcoin mining, AI Cloud Services and AI data centers (described below).
•	AI data centers: end-to-end design, construction and operation of data center infrastructure tailored for AI workloads.
•	Bitcoin mining: one of the world’s largest and lowest-cost Bitcoin producers with 50 exahashes per second (“EH/s”) of installed self-mining capacity.
•	AI Cloud Services: delivering high-performance cloud compute to AI customers with next-generation NVIDIA GPUs.
Fiscal 2025 Performance Highlights
Fiscal 2025 was a record-setting year for IREN, both operationally and financially.
Operationally, IREN delivered strong execution against its strategic priorities, reinforcing its position as a leader in high-performance computing and strengthening its foundation for long-term growth. Key operational achievements include:
•	Increased contracted, grid-connected power capacity 35% year-over-year to 2,910MW, and grew operational data center capacity 212% year-over-year to 810MW.
•	Achieved its fiscal year-end target of 50 EH/s, a 400% increase year-over-year, establishing IREN as one of the world’s leading low-cost Bitcoin producers.
•
Scaled AI Cloud Services capacity 132% year-over-year to approximately 1,900 NVIDIA GPUs, and prepared IREN for further potential expansion to over 10,000 NVIDIA GPUs in the fiscal year ending June 30, 2026 (“Fiscal 2026”), supported by GPU financing.

These achievements reflect the strength of IREN’s in-house technology, development, procurement, and construction teams, and demonstrate IREN’s ability to deliver large-scale infrastructure at speed across multiple markets.
Looking ahead, IREN is advancing several major projects that underpin the next phase of growth. This includes GPU fleet expansion at Prince George, where construction is underway for a liquid-cooled data center to support more than 4,500 NVIDIA GB300s. Across IREN’s sites in British Columbia, 160MW provides the potential to support more than 60,000 Blackwell GPUs. In addition, Horizon 1 and Horizon 2 at Childress, along with IREN’s flagship 2GW Sweetwater Hub, represent some of the largest data center developments in the sector. These developments provide flexible pathways to monetize demand across the AI infrastructure stack, spanning powered shells, turnkey colocation and cloud services.
Taken together, the expanded power pipeline, rapid AI capacity build-out, and disciplined financing strategy establish a clear path toward sustainable, diversified growth and long-term shareholder value creation.

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This operational momentum has directly translated into strong financial outcomes, with IREN delivering record results in fiscal 2025, including:
•	168% increase in revenue year-over-year to $501m
•	+$116m increase in net income year-over-year to $87m
•	1,344% increase in EBITDA year-over-year to $278m
•	395% increase in Adjusted EBITDA year-over-year to $270m

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EBITDA and Adjusted EBITDA are non-GAAP financial metrics. Definitions of each non-GAAP measure and a reconciliation of each non-GAAP financial measure with the most comparable GAAP measure are set forth in Appendix A.

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The following charts summarize IREN’s outperformance vs. our direct Bitcoin mining competitors in terms of total shareholder return (“TSR”) over one- and three-year periods and revenue growth over one- and two-year periods. Total shareholder return for the applicable periods is measured through the end of IREN’s fiscal year 2025 (i.e., for the periods of July 1, 2024 to June 30, 2025 and July 1, 2022 to June 30, 2025, respectively) based on the closing share price of IREN and its competitors as of June 30 in each applicable period. On June 30, 2025 IREN’s closing share price was $14.57. 1-year and 2-year revenue growth is measured for the 12 and 24-month periods ended June 30, 2025, respectively, and derived from the most recent publicly available financial reports of each company.

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Fiscal 2025 Executive Compensation Practices
We maintain a compensation program to attract and retain high-caliber executives in an increasingly competitive talent environment as IREN evolves from a data center platform primarily focused on Bitcoin mining to an operator delivering a diverse range of high-performance workloads, with a growing emphasis on AI. While providing a competitive compensation program with the objectives of attracting, motivating and retaining top level talent, we continue to adhere to corporate governance best practices, as summarized below.

Compensation Practice	Description
At-Risk Compensation
Nearly all of our NEO compensation is tied to either short- or long-term IREN performance. In Fiscal 2025, 93% of our Co-Chief Executive Officers’ total target compensation was at risk compensation (Ms. Nucifora’s was 66% at risk). At-risk compensation (a) includes short-term annual cash bonuses and both time-based and performance-based equity awards and (b) excludes any one-time equity awards or modifications.

Incentive Metrics
A large portion of our NEOs’ Fiscal 2025 compensation was tied to both relative TSR and share price hurdles set at challenging levels by the Compensation Committee to promote proper alignment with shareholders. These metrics are regularly reviewed by the Compensation Committee and are directly aligned with shareholder value creation.

Risk Assessment of Compensation Programs	The Compensation Committee periodically reviews whether risks arising from IREN’s compensation policies and practices are reasonably likely to have a material adverse effect on IREN.
Clawback Policy
In addition to the recoupment of certain incentive-based compensation that may be erroneously awarded to a current or former NEO or other executive officer in the event of a financial restatement in accordance with Nasdaq listing requirements, the IREN Limited Short-Term Incentive Plan (the “STIP”) and the IREN Limited 2023 Long-Term Incentive Plan (the “2023 LTIP”) also allow the Board to recover outstanding time-based and performance-based vesting awards due to misconduct.

Long-Term Vesting Requirements
Equity awards granted to our executives, including our NEOs, typically vest at least over a three-year period (and in some cases, six years) following the date of grant, which is consistent with current market practice and our executive retention objectives. Our Retention Grants (as defined below) vest over a six-year period. In certain circumstances, the vesting period may be shortened.

Annual Executive Compensation Review	The Compensation Committee conducts an annual review of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes.
Independent Compensation Consultant	The Compensation Committee has retained a compensation consultant whose relationship with IREN was confirmed to be independent for Fiscal 2025.

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Compensation at Risk
The Compensation Committee believes that most of the compensation for our NEOs should be at risk and tied to a combination of short- and long-term IREN performance. The following charts show the percentage of the target total direct annual compensation for our NEOs, which is variable or at risk versus fixed with respect to Fiscal 2025. These charts exclude any one-time equity awards or modifications. At risk compensation includes the short-term annual cash bonus and both time-based and performance-based equity awards, while the only fixed component of pay is base salary. The charts also show that a significant portion of our NEOs’ annual equity compensation program is subject to performance-based vesting.

Compensation Governance and Best Practices
We are committed to having strong governance standards with respect to our compensation programs, procedures, and practices. Our key compensation practices include the following:

What We Do	What We Do Not Do
Emphasis on pay for performance	No excise tax gross up payments to any of our executive officers upon a change in control
Significant portion of executive compensation at risk	No compensatory plans that encourage excessive risk taking
Engagement of an independent compensation consultant to advise our Compensation Committee	No material executive perquisites or benefits
Use of an industry-specific and size-appropriate peer group for benchmarking compensation	No defined benefit pension arrangements, retirement plans, or nonqualified deferred compensation plan or arrangements for our executives, including our NEOs
Emphasis on the use of equity compensation to reward long-term value creation and promote retention	No repricing of stock options
Maintain an insider trading policy (the “Insider Trading Policy”), which governs the purchase, sale and other dispositions of IREN securities by our employees, including our NEOs and directors	No timing of grant dates of any equity awards in coordination with our release of material nonpublic information
Risk assessment of compensation programs	No employment agreements for Co-Chief Executive Officers

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Our Compensation Philosophy
Our executive compensation programs are designed to attract, motivate and retain the talent that can deliver strong returns on shareholder investments through a highly motivated culture focused on innovation, operational excellence and continued growth. The following principles help guide us in designing our pay programs toward this end:
•	attract, retain and motivate high-caliber executive officers by providing a total compensation program that takes into consideration competitive market requirements and strategic business needs;
•	motivate and reward executives to drive and achieve IREN’s goal of increasing shareholder value;
•
align total compensation levels with those paid by industry leaders of comparable financial size and complexity, including an industry-specific and size-appropriate peer group for benchmarking compensation;

•	position target total compensation opportunity to align with the financial positioning of IREN relative to the Compensation Peer Group (as defined in the section below); and
•	allocate incentives for the achievement of short-term and long-term objectives, without motivating executives to take excessive risk.
Compensation Processes
Role of Compensation Committee
The Compensation Committee, which is comprised entirely of independent directors, is responsible for implementing, monitoring and evaluating our overall compensation philosophy and oversees the compensation program for our NEOs and non-employee directors. More specifically, our Compensation Committee is responsible for:
•	annually reviewing and recommending for Board approval the corporate goals and performance objectives relevant to Co-Chief Executive Officers and leadership compensation;
•	annually reviewing and recommending to the Board all elements of compensation for the Co-Chief Executive Officers and leadership team, including salary, bonus, equity and perquisites;
•	annually reviewing and recommending to the Board the compensation of non-executive directors;
•	annually reviewing and recommending to the Board IREN’s incentive and equity-based compensation plans and arrangements;
•	reporting to the Board on the Compensation Committee’s activities and decisions;
•	periodically evaluating Compensation Committee performance and report findings to the Board;
•	reviewing and reassessing the Charter of the Compensation Committee annually; recommending any changes to the Board for approval;
•	preparing the annual Compensation Committee Report required by SEC rules; reviewing and discussing the CD&A with management, and recommending its inclusion in the proxy statement or Form 10-K; and
•	periodically reviewing IREN’s compensation policies and practices to assess whether they encourage excessive risk-taking.
The Compensation Committee may, in its sole discretion, retain or obtain advice from compensation consultants, legal counsel or other advisors that the Compensation Committee believes to be necessary or appropriate. Preceding any such retention or advice, the Compensation Committee must take into consideration the applicable independence factors under Nasdaq rules.

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Role of Compensation Consultant
Our Compensation Committee retained FW Cook as its independent compensation consultant for Fiscal 2025 to provide guidance and advice going forward on compensation-related matters, including changes to our executive and director compensation structure. In connection with FW Cook’s retention, our Compensation Committee conducted an assessment of potential conflicts of interest of FW Cook and no conflicts of interest relating to its services were identified.
Compensation Peer Group
The Compensation Committee uses a compensation peer group to compare and review the compensation paid to our NEOs against the competitive market and inform our compensation program design (the “Compensation Peer Group”). This Compensation Peer Group consists of companies of comparable size and scope of operations, with which we are likely to compete for business, executive talent and investment dollars. In determining the appropriate composition of the Compensation Peer Group, the Compensation Committee considers the following criteria:
•	company type: publicly-traded;
•	financial size: as measured by revenue and market capitalization; and
•	industry category: application and system software companies with a cryptocurrency-focus and other industries with related lines of business including data centers.
Based on the selection criteria, the following Compensation Peer Group was considered for purposes of setting Fiscal 2025 executive compensation:

Compensation Peer Group
Bitfarms [BITF](1)	CoreWeave [CRWV](1)	MARA Holdings [MARA]
Cipher Mining [CIFR]	DigitalOcean [DOCN]	Riot Platforms [RIOT]
CleanSpark [CLSK]	Galaxy Digital [GLXY]	TeraWulf [WULF]
Core Scientific [CORZ](1)	Hut 8 [HUT]

(1)	In April 2025, due to IREN’s revenue growth, the Compensation Committee approved the removal of Bitfarms and the addition of Core Scientific and CoreWeave.
The Compensation Peer Group will be reviewed from time to time by our Compensation Committee, with input from FW Cook, our independent compensation consultant. The Compensation Committee also considers data from third-party surveys when evaluating executive pay levels.
Elements of Compensation
The following is a discussion of the primary elements of the compensation for each of our NEOs for Fiscal 2025.
Annual Base Salary
Base salary for our NEOs is the fixed component of our executive compensation program. We use base salary to compensate our NEOs for services rendered during the year and to recognize the experience, skills, knowledge and responsibilities required of each NEO. Base salaries are reviewed at least annually and are set based on competitiveness versus the external market, talent planning, individual and IREN performance, and internal equity considerations.

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For Fiscal 2025, our NEOs’ base salaries were as follows:

NEO	Fiscal 2025 Base Salary(1)
William Roberts	$964,350
Daniel Roberts	$964,350
Belinda Nucifora(2)	$303,363

(1)	Base salary excludes Superannuation (as defined below) ($19,650 for Messrs. W. Roberts and D. Roberts and $19,317 for Ms. Nucifora).
(2)
Ms. Nucifora was paid in Australian Dollars (AUD). U.S. Dollar (USD) amounts in this Proxy Statement with respect to Ms. Nucifora have been converted from AUD at a rate of 0.6454 USD to one AUD. The exchange rate represents the 12-month average exchange rate during Fiscal 2025.

Short-Term Cash Incentive Compensation
We believe that near-term operational excellence is critical to achieving long-term shareholder value. To support this objective, we maintain the STIP to reward employees, including our NEOs, for the achievement of annual performance goals. These incentives are intended to drive accountability, reinforce key business priorities, and align compensation with IREN’s short-term financial and strategic objectives.
For Fiscal 2025, the bonus targets (expressed as a percentage of base salary) for our NEOs were as follows:

NEO	Target STIP Award (% of Salary)	Target STIP Value(1)
William Roberts	100%	$984,000
Daniel Roberts	100%	$984,000
Belinda Nucifora(2)	80%	$258,144

(1)	Base salary includes Superannuation to calculate target STIP ($19,650 for Messrs. W. Roberts and D. Roberts and $19,317 for Ms. Nucifora).
(2)
Ms. Nucifora was paid in Australian Dollars (AUD). U.S. Dollar (USD) amounts in this Proxy Statement with respect to Ms. Nucifora have been converted from AUD at a rate of 0.6454 USD to one AUD. The exchange rate represents the 12-month average exchange rate during Fiscal 2025.

Under the STIP, bonus payments were based on achievement of key performance indicators (“KPIs”) established by our Board. In accordance with the terms of the STIP, the Board has exclusive authority to evaluate performance relative to the KPIs, and any resulting payment is wholly within the Board’s discretion.
Our Fiscal 2025 STIP was measured against the following four KPIs:
•
“Safety KPI”: IREN considers that safety should be a key focus for all functions including workplace incident reduction, compliance with safety standards, reporting and training. This KPI promotes accountability, fosters a safety-first culture and aims to minimize risks to our employees and third parties. This KPI encourages effective safety risk management, proactive reporting, hazard identification, and continuous improvement in health and safety practices. By linking employee wellbeing to operational outcomes, this KPI is designed to support sustainable performance, reduce costs from accidents and enhances IREN’s reputation as a safe workplace.

•
“Operations Scorecard KPI”: This KPI is measured against IREN’s operations scorecard, which measures performance against the following goals: safety, health and environment, growth, operations and demand response. This KPI is designed to provide clarity of goals and expectations for the site operations that support other functions in the business and are critical to IREN’s success.

•
“Group Performance KPI”: IREN believes that each employee can contribute to the performance of the group as a whole. This KPI provides the clear goal for cost efficiency and growth outcomes for all STIP participants, emphasizing that IREN’s overall performance reflects the quality of decision-making across all

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business units. This KPI combines quantitative metrics, such as project delivery rates, quality of outputs, and resource utilization, with qualitative indicators such as communication effectiveness, problem-solving, and knowledge sharing. This KPI ultimately links collective performance to organizational success.
•
“Individual Performance KPI”: This KPI evaluates both quantitative outputs, such as sales targets, project milestones, or task completion rates, and qualitative contributions like teamwork, innovation, and adherence to IREN values. It provides insight into an individual’s productivity, reliability, and impact on organizational success. This KPI is designed to drive accountability, personal development, and alignment between individual efforts and IREN’s strategic goals.

We believe these KPIs are directly linked to our business plan objectives, financial targets, and the long-term strategy of the business.
Safety KPI
To assess the performance of IREN’s NEOs against the Safety KPI for the Fiscal 2025 STIP, the following was considered:
•	Incident Reduction: injury frequency rates when compared to industry standards.
•	Regulatory and Operational Compliance: the implementation of internal and external audits.
•	Training and Procedures: internal and external training regarding safety and health procedures and other protocols and risk management practices.
Key Accomplishments: Maintained lower injury frequency rates when compared to industry standards, conducted external audits on safety matters, developed new safety initiatives.
Operations Scorecard KPI
To assess the performance of IREN’s NEOs against the Operations Scorecard KPI for the Fiscal 2025 STIP, the following was considered:
•	Safety, Health and Environment (15%): injuries and reportable events, audit findings and compliance reviews.
•	Growth (55%): data center expansion and improvements.
•	Operations (15%): operational performance and reliability.
•	Demand Response (15%): performance against targets, emergency responses and curtailment goals.
Key Accomplishments: Completed safety, health and environment reporting targets, achieved data center expansion targets, high operational performance and reliability, achieved demand response goals.
Group Performance KPI
To assess the performance of IREN’s NEOs against the Group Performance KPI for the Fiscal 2025 STIP, the following was considered:
•	Capital and Cost Management: capital structure to meet goals including IREN’s growth initiatives.
•	Development Pipeline: expansion target achievements, connections secured and any expansion of IREN’s development sites.
•	Bitcoin Mining: performance against any Bitcoin mining related goals and uptime performance of Bitcoin mining hardware.
•	AI Cloud Services: performance against any AI Cloud Services related goals, customer objectives and customer feedback goals.
•	AI Data Centers: development and construction goals.

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•	Corporate Matters: the achievement of key corporate projects and objectives, including with respect to corporate governance, listing and financial reporting.
Key Accomplishments: Raised significant capital through convertible note issuances, accelerated energization timelines and increased development pipeline, achieved data center and hashrate expansion targets, increased GPU fleet size, commenced construction on key data centers and transitioned to U.S. domestic issuer status.
Individual Performance
To assess the performance of IREN’s NEOs against the Individual Performance KPI for the Fiscal 2025 STIP, the following was considered:
•	Individual Leadership and Stakeholder Engagement.
•	Financial Results.
•	Operating and Safety Performance.
•	Customer and Partner Outcomes.
•	Culture and Community.
Key Accomplishments:
William Roberts and Daniel Roberts: Drove significant expansion across the Bitcoin mining and AI Cloud Services businesses, secured additional projects for continued data center development, and developed supplier and customer relationships.
Belinda Nucifora: Enabled IREN’s rapid expansion while maintaining balance sheet strength.
Based on the level of achievement of the KPIs for Fiscal 2025, as well as outstanding performance across IREN, the Board determined the STIP was achieved at maximum payout (200% for the Co-Chief Executive Officers and 150% for Ms. Nucifora). This payout aligns with IREN’s strong Fiscal 2025 performance. Accordingly, our NEOs received the following bonuses under the STIP in respect of Fiscal 2025:

NEO	Target STIP Value(1)	Percentage of Target Earned	Total Fiscal 2025 STIP Award
William Roberts	$984,000	200%	$1,968,000
Daniel Roberts	$984,000	200%	$1,968,000
Belinda Nucifora(2)	$258,144	150%	$387,216

(1)	Target STIP values are set based on each NEO’s total annual remuneration, i.e., base salary plus Superannuation contributions.
(2)
Ms. Nucifora was paid in Australian dollars (AUD). U.S. Dollar (USD) amounts in this Proxy Statement with respect to Ms. Nucifora have been converted from AUD at a rate of 0.6454 USD to one AUD. The exchange rate represents the 12-month average exchange rate during Fiscal 2025.

Long-Term Equity Incentive Compensation
We believe that sustainable long-term performance is best achieved through a corporate culture that emphasizes long-term value creation at all levels of the organization. To reinforce this philosophy, IREN utilizes equity-based compensation for its employees, including our NEOs, to align their interests with those of its shareholders. The value of these awards is directly linked to IREN’s share performance, thereby incentivizing a long-term commitment to driving shareholder value.

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During Fiscal 2025, IREN granted annual equity awards in the form of PRSUs (the “2025 Annual PRSUs”) and TRSUs (the “2025 Annual TRSUs”) to our NEOs under the 2023 LTIP (the “2025 Annual Grants”). For our Co-Chief Executive Officers, the 2025 Annual Grants were allocated 66.7% to 2025 Annual PRSUs and 33.3% to 2025 Annual TRSUs. This increased weighting in PRSUs reinforces our pay-for-performance philosophy and supports the long-term interest of our shareholders. For Ms. Nucifora, the 2025 Annual Grants were allocated 66.6% to 2025 Annual TRSUs and 33.4% to 2025 Annual PRSUs. The 2025 Annual Grant target long-term values are shown below for each NEO.

NEO	TRSUs Value	Target PRSUs Value	Total Fiscal 2025 Value
William Roberts	$4,000,013	$8,000,026	$12,000,039
Daniel Roberts	$4,000,013	$8,000,026	$12,000,039
Belinda Nucifora(1)(2)	$218,620	$54,821	$273,441

(1)
Ms. Nucifora was paid in Australian dollars (AUD). U.S. Dollar (USD) amounts in this Proxy Statement with respect to Ms. Nucifora have been converted from AUD at a rate of 0.6454 USD to one AUD. The exchange rate represents the 12-month average exchange rate during Fiscal 2025.

(2)
Represents the value of the PRSU award assuming achievement of the TSR performance metric at target. Ms. Nucifora is eligible to earn up to a maximum value of $109,641, representing a 33.4% allocation to Ms. Nucifora’s Annual PRSU, which is subject to 200% achievement of the TSR performance metric.

Fiscal 2025 Annual TRSUs – Co-Chief Executive Officers
The 2025 Annual TRSUs vest ratably over three years, subject to the NEOs’ continued service through the applicable vesting date.
Fiscal 2025 Annual TRSUs – Ms. Nucifora
The 2025 Annual TRSUs to Ms. Nucifora would have vested ratably within ten days of IREN’s release of annual results for Fiscal 2025 and Fiscal 2026, subject to Ms. Nucifora’s continued employment with IREN through each applicable vesting date.
Fiscal 2025 Annual PRSUs – Co-Chief Executive Officers
For our Co-Chief Executive Officers, the 2025 Annual PRSUs vest in seven tranches, each of which requires achievement of a substantial, sustained share price hurdle (based on a 30-trading day average share price) within three years of the July 1, 2024 grant date (i.e., by July 1, 2027). The closing share price on July 1, 2024 was $12.62. The seven tranches are detailed below.

Tranche	Share Price Hurdle	Premium to 90 Day Closing Price	Number of PRSUs
1	$20.00	190%	116,857
2	$25.00	262%	124,359
3	$30.00	334%	131,970
4	$35.00	407%	140,228
5	$40.00	479%	147,466
6	$45.00	551%	156,129
7	$50.00	624%	167,085

[25]

The 2025 Annual PRSUs for our Co-Chief Executive Officers were modified by the Board in Fiscal 2025. For additional information, see “Award Modifications in Fiscal 2025” below.
Fiscal 2025 Annual PRSUs – Ms. Nucifora
For employees other than our Co-Chief Executive Officers, including Ms. Nucifora, the 2025 Annual PRSUs vest based on IREN’s achievement of relative TSR performance goals during the three-year performance period from July 1, 2024 through June 30, 2027 (the “Performance Period”). The 2025 Annual PRSUs are earned, if at all, based on IREN’s cumulative TSR compared to the performance of the Nasdaq US Small Cap Index (“NQUSS Index”) over the Performance Period. Relative TSR was selected as the metric based on its clear alignment with shareholder value creation. The relative TSR performance goals are as follows:

	IREN TSR Performance	Payout (as a % of Target)
Maximum	≥ 40% above NQUSS Index	200%
Target	Equal to NQUSS Index	100%
Threshold	40% below NQUSS Index	50%
Below Threshold	< 40% below NQUSS Index	0%

Payout for performance between levels (threshold, target, maximum) is determined based on linear interpolation. No 2025 Annual PRSUs will vest if the threshold performance hurdle is not achieved at the end of the Performance Period. If IREN’s absolute TSR is negative over the Performance Period, the maximum number of 2025 Annual PRSUs that can vest is limited to the target performance level set forth in the table above.
Outperformance Grants – Co-Chief Executive Officers
Over the past year, IREN delivered strong execution against its strategic priorities, reinforcing its position as a leader in high-performance computing and strengthening its foundation for long-term growth. Key operational achievements include:
•	Increased contracted, grid-connected power capacity 35% year-over-year to 2,910MW, and grew operational data center capacity 212% year-over-year to 810MW.
•	Achieved its fiscal year-end target of 50 EH/s, a 400% increase year-over-year, establishing IREN as one of the world’s leading low-cost Bitcoin producers.
•
Scaled AI Cloud Services capacity 132% year-over-year to approximately 1,900 NVIDIA GPUs, and prepared IREN for further potential expansion to over 10,000 NVIDIA GPUs in Fiscal 2026, supported by GPU financing.

These achievements reflect the strength of IREN’s in-house technology, development, procurement, and construction teams, and demonstrate IREN’s ability to deliver large-scale infrastructure at speed across multiple markets.
To incentivize the Co-Chief Executive Officers to continue delivering strong performance and create significant shareholder value, the Board approved the grant of outperformance awards in May 2025 in the form of 2,400,000 TRSUs to each Co-Chief Executive Officer (the “Outperformance TRSUs”) which vest in two separate tranches over one year. The Outperformance TRSUs are intended to balance the Retention Grants (as described below), which have a six-year vesting requirement, with the PRSUs tied to rigorous share price hurdles.

[26]

Retention Grants – NEOs
Following a review of typical retention structures performed by the Compensation Committee, the non-employee directors of the Board determined it was in the best interests of IREN and its shareholders to approve an additional long-term equity grant in the form of PRSUs and TRSUs to IREN’s senior leadership team, including the Co-Chief Executive Officers and Ms. Nucifora (the “Retention Grants”) that would vest over a period of six years and rigorous share price hurdles.
The Compensation Committee determined that the retention of our senior leadership team was critical to continued growth and success, including as IREN embarks on its expansion in high-performance computing and AI Cloud Services.
In deciding to award the Retention Grants, the Compensation Committee consulted with its independent compensation consultant on the design of the Retention Grants and considered several factors, including market data on the vesting terms, goals, and goal rigor in similar scenarios. The Board also considered the importance of extending a consistent long-term retention and performance-alignment structure to the senior leadership team. Following the Compensation Committee’s recommendation, the Board approved awarding the Retention Grants to certain executives, including the NEOs.
The Retention Grants are shown below for each NEO.

NEO	Number of Retention PRSUs	Number of Retention TRSUs
William Roberts	1,844,862	1,844,862
Daniel Roberts	1,844,862	1,844,862
Belinda Nucifora	75,000	75,000

The PRSU portion of the Retention Grants are divided into six equal tranches, each of which requires achievement of a share price hurdle (based on a 30-trading day average share price over the applicable performance period). These PRSUs vest upon the achievement of rigorous share price appreciation hurdles, which, if met, would deliver significant value to shareholders.
The six tranches are detailed below. The share price hurdle was set using a premium to the 60-day average closing share price on June 23, 2025 of $7.72.

Tranche	Share Price Hurdle	Premium to 60 Day Closing Price
1	$20.00	162%
2	$25.00	228%
3	$30.00	294%
4	$35.00	359%
5	$40.00	425%
6	$50.00	556%

For the PRSU portion of the Retention Grants to vest, share price hurdles must be achieved within six years (by June 23, 2031) subject to continued employment on the date the applicable share price hurdle is achieved.

[27]

The TRSU portion of the Retention Grants vest ratably over six years through to 23 June 2031 (i.e., considerably longer vesting period relative to market practice to enhance retentive effect), subject to the NEOs’ continued employment with us through each applicable vesting date.
Fiscal 2023 PRSUs
The Fiscal 2023 PRSU payout was based on relative TSR performance against a peer group of 17 companies with 50% measured over a three-year performance period (July 1, 2022 – June 30, 2025) and 50% over a four-year performance period (July 1, 2022 to June 30, 2026). For the three-year performance completed at the end of Fiscal 2025, IREN achieved a TSR of 334.9%, which was at the peer group’s 94th percentile, exceeding the 75th percentile required for 100% vesting of the first tranche. Our Co-Chief Executive Officers each earned 22,922 shares (which vested on July 1, 2025), while Ms. Nucifora earned 8,011 shares (which vested on September 5, 2025).

Performance Level Relative to the Peer Group	Percentage of PRSUs Vesting
75th Percentile and above	100%
Between the 50th and 75th Percentiles	Pro rata straight line basis between 50% and 100%
50th Percentile	50%
Below the 50th Percentile	0%

Award Modifications in Fiscal 2025
In May 2025, in recognition of IREN’s and the Co-Chief Executive Officers’ extraordinary performance and in order to better align incentives with actual results delivered and to support the retention of the Co-Chief Executive Officers, the Board approved modifications to a portion of the outstanding 2025 Annual PRSUs as well as certain PRSUs awarded in July 2022 (together, the “Modified PRSUs”). Specifically, the Board amended the vesting conditions so that the Modified PRSUs will vest solely on a time-based schedule, subject to the Co-Chief Executive Officers’ continued service through each applicable vesting date. The Modified PRSUs will vest fifty percent (50%) on each of November 18, 2025, and May 18, 2026. In determining to make such adjustments, the Board determined that, notwithstanding IREN’s extraordinary performance, the retentive value of these PRSUs had been significantly diminished due to market-wide structural factors and macroeconomic volatility
Benefits and Perquisites
Our NEOs do not receive material benefits or perquisites.
Retirement Benefits
All IREN employees based in Australia, including our NEOs in Australia, receive compulsory Superannuation contributions from IREN as required under the Australian Superannuation Guarantee (Administration) Act 1992 (Cth), which is currently set at 12.0% of an employee’s ordinary time earnings and subject to a statutory maximum amount (“Superannuation”). No additional retirement benefits or supplementary pension arrangements are provided to our NEOs.
NEO Employment Agreements
We have not entered into any employment agreements with either of our Co-Chief Executive Officers. Ms. Nucifora has entered into an executive services agreement setting forth her base salary, title and the date on which she commenced employment with us. Ms. Nucifora’s executive services agreement has no specified term.

[28]

Termination and Change in Control Arrangements
For a description of entitlements in connection with a change in control or employment termination, including payments made to Ms. Nucifora in connection with the termination of her employment, see the section “Potential Payments Upon Termination Or Change In Control” below.
Tax and Accounting Implications
Tax Considerations of Our Executive Compensation
Section 162(m) of the Internal Revenue Code of 1986 generally limits the tax deductibility of annual compensation paid by public companies for certain executive officers to $1 million.
Accounting for Our Stock-Based Compensation
We account for stock-based payments, including grants under each of our equity compensation plans in accordance with the requirements of FASB ASC Topic 718.
Compensation Governance
Clawback Policies
We have an incentive compensation clawback policy that was adopted in accordance with applicable SEC and Nasdaq rules (the “Restatement Clawback Policy”). Under the Restatement Clawback Policy, the Compensation Committee will seek to recover incentive compensation paid to our executive officers in the event of an accounting restatement as defined, and to the extent required, under such rules. A copy of the Restatement Clawback Policy is filed as Exhibit 97.1 to our Annual Report on Form 10-K for Fiscal 2025. Our STIP and 2023 LTIP also include clawback provisions which allow the Board the ability to recover awards (including time-based awards) vested or paid out in within the previous three years to a participant in the event of the following: (1) serious misconduct, (2) behavior that is fraudulent and potentially impacts the organization’s reputation, and (3) material and deliberate manipulation of financial or operational data with the intent to deceive or alter outcomes.
Equity Award Grant Practices and Timing
We do not grant option awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on option award grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of such awards. Although we do not have a formal policy with respect to the timing of our option award grants, we have historically granted annual equity awards on a predetermined annual schedule. During Fiscal 2025, we did not grant any options to any NEOs during any period beginning four business days before and ending one business day after the filing of any periodic report or the filing or furnishing of any Form 6-K that disclosed any material nonpublic information.
Clawback Activity in Fiscal 2025
As previously disclosed in IREN’s amended 2025 Annual Report on Form 10-K, in response to a comment letter received from the SEC in connection with its review of IREN’s 2024 Annual Report on Form 20-F, and following review and consultation with management and upon the recommendation of the Audit and Risk Committee, the board of directors concluded that IREN’s audited consolidated financial statements for the years ended June 30, 2024, 2023 and 2022 should be amended and restated to classify proceeds from sales of Bitcoin mined as cash flows from investing activities in accordance with International Accounting Standards 7.16(b).
During Fiscal 2025, IREN conducted a recovery analysis to determine whether the restatement required recovery of erroneously awarded incentive-based compensation pursuant to the Restatement Clawback Policy. Based on such analysis, IREN concluded that the restatement did not require recovery of any incentive-based compensation pursuant to the Restatement Clawback Policy because current and former

[29]

executive officers who are subject to the Restatement Clawback Policy have never received incentive-based compensation based on any financial reporting measure that was impacted by the restatement, thus there was no erroneously awarded compensation to recoup.
Insider Trading, Anti-Hedging and Pledging Policies
We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of our securities, including by directors and other executive officers, that are designed to promote compliance with applicable insider trading laws, rules and regulations, and listing standards applicable to us. A copy of the Insider Trading Policy is filed as Exhibit 19.1 to our 2025 Annual Report on Form 10-K. In addition, it is our policy to comply with applicable securities and state laws, including insider trading laws, when engaging in transactions in IREN’s securities.
In addition, the Insider Trading Policy prohibits our directors, officers, employees and certain other persons from purchasing financial instruments or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of IREN’s securities, whether such securities were granted as compensation or otherwise held, directly or indirectly, by such person. Such persons are also prohibited from purchasing IREN’s securities on margin or otherwise pledging IREN’s securities to secure loans without pre-approval by the Board, which will consider a range of factors in making such determination.
Risk Management
The Compensation Committee, with the assistance of FW Cook, periodically reviews whether risks arising from IREN’s compensation policies and practices are reasonably likely to have a material adverse effect on IREN.
Compensation Committee Report
Our Compensation Committee has reviewed and discussed with management the CD&A provided above. Based on its review and discussions, the Compensation Committee recommended to the board of directors that the CD&A be included in this proxy statement.
•	David Bartholomew (Chair)
•	Michael Alfred
•	Christopher Guzowski
•	Sunita Parasuraman

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Summary Compensation Table
The following table sets forth information concerning the compensation paid to our NEOs during each of our fiscal years ended June 30, 2025, 2024 and 2023.

Name and Principal Position	Year	Salary	Stock Awards(1)(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
William Roberts Co-Chief Executive Officer	2025	$964,350	$69,695,744	$1,968,000	$19,650	$72,647,744
	2024	$1,595,849	$3,800,010	$1,258,500	$17,994	$6,672,353
	2023	$2,426,711	$3,800,000	529,229	$16,936	$6,772,876
Daniel Roberts Co-Chief Executive Officer	2025	$964,350	$69,695,744	$1,968,000	$19,650	$72,647,744
	2024	$1,595,849	$3,800,010	$1,258,500	$17,994	$6,672,353
	2023	$2,426,711	$3,800,000	529,229	$16,936	$6,772,876
Belinda Nucifora(5) Former Chief Financial Officer	2025	$303,363	$1,611,511	$387,216	$19,317	$2,321,407
	2024	$287,397	$310,861	$305,391	$17,994	$921,643
	2023	$260,945	$291,910	$255,912	$16,936	$825,703

(1)
The amounts shown in this column represent the grant date fair value of TRSUs and PRSUs granted to the NEOs, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair value of the TRSUs and PRSUs in this column is estimated using the closing share price on the grant date and Monte-Carlo simulations and, in the case of the PRSUs, based on the probable outcome of the performance conditions as of the grant date. The assumptions that we used to calculate these amounts are discussed in Notes 2 and 20 to our audited financial statements in IREN’s Annual Report on Form 10-K for Fiscal 2025. The grant date value of the PRSUs granted to our NEOs in Fiscal 2025 and reported in the table above, assuming the highest level of achievement of the applicable performance conditions, is as follows:

Name	2025 Annual PRSUs	2025 Retention PRSUs
William Roberts	$8,000,026	$11,899,360
Daniel Roberts	$8,000,026	$11,899,360
Belinda Nucifora	$109,641	$483,750

(2)
The amounts in this column for Fiscal 2025 include the incremental fair value, determined in accordance with FASB ASC Topic 718, of the 2022 Annual PRSUs and 2025 Annual PRSUs held by our Co-Chief Executive Officers that were modified in May 2025, computed as of the modification date. For additional details regarding these modifications, see “Award Modifications in Fiscal 2025” above. The incremental fair value for each of our Co-Chief Executive Officers associated with the modification of such awards was as follows: $635,710 for the 2022 Annual PRSUs and $4,998,405 for the 2025 Annual PRSUs.

(3)
The amount shown in this column reflects the annual short-term cash incentive bonus earned by each of our NEOs in respect of performance for the applicable fiscal year of IREN. For information regarding the short-term incentive awards earned by our NEOs in respect of Fiscal 2025 under our Short-Term Incentive Plan, see “Compensation Discussion and Analysis–Elements of Compensation–Short-Term Cash Incentive Compensation” above.

(4)	The amounts shown in this column include employer contributions to the Australian Superannuation fund for each applicable year.
(5)
The amounts paid to Ms. Nucifora were paid in Australian Dollars (AUD). U.S. Dollar (USD) amounts in this Proxy Statement with respect to Ms. Nucifora have been converted from AUD at a rate of 0.6454 USD to one AUD. The exchange rate represents the 12-month average exchange rate during Fiscal 2025.

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Grants of Plan-Based Awards
The following table sets forth information with respect to plan-based awards granted to our NEOs during Fiscal 2025. Each equity award described in the table below was granted under the 2023 LTIP.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant date	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards(2)
William Roberts	-	$984,000	$1,968,000	-	-	-	-	-
	7/1/24	-	-	-	-	-	354,297(3)	$4,000,013
	7/1/24	-	-	-	984,094(4)	-	-	$8,000,026
	5/19/25	-	-	-	-	-	2,400,000(5)	$20,496,000
	6/23/25	-	-	-	-	-	1,844,862(6)	$19,666,229
	6/23/25	-	-	-	1,844,862(7)	-	-	$11,899,360
Daniel Roberts	-	$984,000	$1,968,000	-	-	-	-	-
	7/1/24	-	-	-	-	-	354,297(3)	$4,000,013
	7/1/24	-	-	-	984,094(4)	-	-	$8,000,026
	5/19/25	-	-	-	-	-	2,400,000(5)	$20,496,000
	6/23/25	-	-	-	-	-	1,844,862(6)	$19,666,229
	6/23/25	-	-	-	1,844,862(7)	-	-	$11,899,360
Belinda Nucifora	-	$258,144	$387,216	-	-	-	-	-
	7/1/24	-	-	-	-	-	19,364(8)	$218,620
	7/1/24	-	-	4,494(9)	8,987(9)	17,974(9)	-	$109,641
	6/23/25	-	-	-	-	-	75,000(6)	$799,500
	6/23/25	-	-	-	75,000(7)	-	-	$483,750

(1)
Represents the target and maximum payouts with respect to the STIP for Fiscal 2025. There are no threshold or minimum payouts under the STIP. For additional information regarding the STIP, see “Short-Term Cash Incentive Compensation” above.

(2)
The amounts in this column reflect the grant date (based on Australian Eastern Standard Time) fair value of the 2025 Annual TRSUs, 2025 Annual PRSUs, Retention Grants and Outperformance TRSUs (for our Co-Chief Executive Officers) granted to our NEOs during Fiscal 2025, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For the 2025 Annual PRSUs and Retention Grant PRSUs, the grant date fair value is based on the probable outcome of the performance conditions as of the grant date. This amount does not reflect the actual economic value realized by the NEOs.

(3)
Represents grants of the 2025 Annual TRSUs, which will vest on the following schedule, subject to continued employment through each applicable vesting date: 118,099 on July 1, 2025, 118,099 on July 1, 2026, and 118,099 on July 1, 2027.

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(4)
Represents grants of the 2025 Annual PRSUs, which will vest as to 116,857 shares if IREN’s share price reaches $20; 124,359 shares if IREN’s share price reaches $25; 131,970 shares if IREN’s share price reaches $30; 140,228 shares if IREN’s share price reaches $35; 147,466 shares if IREN’s share price reaches $40; 156,129 shares if IREN’s share price reaches $45 and 167,085 shares if IREN’s share price reaches $50, subject to the NEOs’ continued employment with IREN through each applicable vesting date. However, as described in footnote 2 to the Summary Compensation Table, in May 2025, the 2025 Annual PRSUs granted to each of the Co-Chief Executive Officers were modified to provide that they will instead vest in two equal installments based only on continued employment through the applicable vesting date, with 50% vesting on November 18, 2025 and the remaining 50% to vest on May 18, 2026. For additional information on the 2025 Annual PRSUs and the modifications made to the relevant awards during Fiscal 2025, see “Award Modifications in Fiscal 2025” above and footnote 2 of the Summary Compensation Table.

(5)
Represents grants of Outperformance TRSUs, which will vest as to 1,200,000 shares on November 19, 2025, and 1,200,000 shares on May 19, 2026, subject to the NEOs’ continued employment with IREN through each applicable vesting date. For additional information, see “Outperformance Grants – Co-Chief Executive Officers” above.

(6)
Represents Retention Grants (TRSUs), which will vest ratably on the first six anniversaries of the grant date, subject to the NEOs’ continued employment with IREN through each applicable vesting date. For additional information, see “Retention Grants - NEOs” above.

(7)
Represents Retention Grants (PRSUs), which are eligible to vest based on achievement of share price hurdles on or before June 23, 2031, subject to the NEOs’ continued employment with IREN through each applicable vesting date. For additional information, see “Retention Grants - NEOs” above.

(8)
Represents grants of the 2025 Annual TRSUs to Ms. Nucifora, which will vest ratably within ten days of IREN’s release of annual results for Fiscal 2025 and Fiscal 2026 (which occurred on August 28, 2025 for Fiscal 2025 and is expected to occur on September 1, 2026 for Fiscal 2026), subject to the NEOs’ continued employment with IREN through each applicable vesting date.

(9)
Represents grants of the 2025 Annual PRSUs to Ms. Nucifora, which are eligible to vest based on IREN’s achievement of relative TSR during the three-year performance period from July 1, 2024 through June 30, 2027, subject to the NEOs’ continued employment with IREN at the applicable vesting date, which is within 10 days after release of annual results for the fiscal year ending June 30, 2027.

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Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding equity awards for our NEOs as of the end of Fiscal 2025.

		Option Awards					Stock Awards
Name	Option/Stock Award Grant Date	Number of Securities Underlying Unexercised Options – Exercisable (#)	Number of Securities Underlying Unexercised Options – Unexercisable (#)	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
William Roberts	1/20/21(2)	1,000,000	—	—	$3.27	12/20/25	—	—	—
	9/14/21(3)	—	—	2,400,000	$75	8/18/33	—	—	—	—
	7/1/22(4)	—	—	—	—	—	489,009	$7,124,861	—	—
	7/1/22(5)	—	—	—	—	—	—	—	45,844	$667,947
	6/19/23(6)	—	—	—	—	—	475,444	$6,927,219	—	—
	7/1/23(7)	—	—	—	—	—	271,546	$3,956,425	—	—
	7/1/23(8)	—	—	—	—	—	—	—	529,275	$7,711,537
	7/1/24(9)	—	—	—	—	—	354,297	$5,162,107	—	—
	7/1/24(10)	—	—	—	—	—	984,094	$14,338,250	—	—
	5/19/25(11)	—	—	—	—	—	2,400,000	$34,968,000	—	—
	6/24/25(12)	—	—	—	—	—	1,844,862	$26,879,639	—	—
	6/24/25(13)	—	—	—	—	—	—	—	1,844,862	$26,879,639
Daniel Roberts	1/20/21(2)	1,000,000	—	—	$3.27	12/20/25	—	—	—
	9/14/21(3)	—	—	2,400,000	$75	8/18/33	—	—	—	—
	7/1/22(4)	—	—	—	—	—	489,009	$7,124,861	—	—
	7/1/22(5)	—	—	—	—	—	—	—	45,844	$667,947
	6/19/23(6)	—	—	—	—	—	475,444	$6,927,219	—	—
	7/1/23(7)	—	—	—	—	—	271,546	$3,956,425	—	—
	7/1/23(8)	—	—	—	—	—	—	—	529,275	$7,711,537
	7/1/24(9)	—	—	—	—	—	354,297	$5,162,107	—	—
	7/1/24(10)	—	—	—	—	—	984,094	$14,338,250	—	—
	5/19/25(11)	—	—	—	—	—	2,400,000	$34,968,000	—	—
	6/24/25(12)	—	—	—	—	—	1,844,862	$26,879,639	—	—
	6/24/25(13)	—	—	—	—	—	—	—	1,844,862	$26,879,639
Belinda Nucifora	7/1/22(14)	—	—	—	—	—	64,085	$933,718	—	—
	7/1/22(15)	—	—	—	—	—	—	—	16,022	$233,441
	7/1/23(16)	—	—	—	—	—	22,214	$323,658	—	—
	7/1/23(17)	—	—	—	—	—	—	—	43,297	$630,837
	7/1/24(18)	—	—	—	—	—	19,364	$282,133	—	—
	7/1/24(19)	—	—	—	—	—	—	—	17,974	$261,881
	6/24/25(12)	—	—	—	—	—	75,000	$1,092,750	—	—
	6/24/25(13)	—	—	—	—	—	—	—	75,000	$1,092,750

(1)	The market value of unvested stock awards is based on the closing market price of our ordinary shares on June 30, 2025 of $14.57.
(2)
Represents grants of options under the Iris Energy 2021 Executive Director Liquidity and Price Target Option Plan that vested on completion of IREN’s initial public offering on November 17, 2021. The exercise price of each option is payable in Australian dollars at AUD $5.005 per share and converted into U.S. dollars using the exchange rate of USD $1.00 = AUD $1.53 on June 30, 2025.

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(3)
Represents grants of options under the Iris Energy 2021 Executive Director Long-Term Target Option Plan to acquire ordinary shares at an exercise price of $75 per option. The options vest in four tranches of 600,000 ordinary shares each, subject to the volume-weighted average price (“VWAP”) of an ordinary share equaling or exceeding specified vesting thresholds over any period of 20 consecutive trading days. The options are subject to customary adjustments to reflect any reorganization of IREN’s capital, as well as adjustments to vesting thresholds including any future issuance of ordinary shares by IREN on a fully dilutive basis. The vesting thresholds as of June 30, 2025 based on the fully dilutive shares on issue were $57, $100, $142 and $285, respectively. The options have an exercise period of 12 years. The VWAP thresholds may also be triggered by a sale or takeover of IREN based upon the price per ordinary share received in such transaction.

(4)
Reflects the portion of the 2022 Annual PRSUs that were converted into TRSUs in connection with the modification of such awards during May 2025. The modification of this grant is described in further detail under “Award Modifications in Fiscal 2025” above.

(5)
Reflects the portion of the 2022 Annual PRSUs that were not converted into TRSUs in connection with the modification of the 2022 Annual PRSUs, which will vest based on TSR against a peer group of Nasdaq listed entities over a three and four-year performance period ending on June 30, 2025 and June 30, 2026 (and continued service until July 1, 2025 and July 1, 2026, respectively).

(6)	Represents grants of TRSUs, which will vest in two equal installments of 237,722 on each of July 1, 2025, and July 1, 2026.
(7)	Represents grants of TRSUs, which vested on July 1, 2025.
(8)
Represents grants of PRSUs, which will vest based on IREN’s achievement of TSR over the three-year performance period ending on June 30, 2026, subject to the NEOs’ continued employment with IREN through at the applicable vesting date.

(9)
Represents grants of annual TRSUs, which will vest on the following schedule, subject to continued employment through each applicable vesting date: 118,099 on July 1, 2025, 118,099 on July 1, 2026 and 118,099 on July 1, 2027.

(10)
Represents grants of the 2025 Annual PRSUs, which will vest as to 116,857 shares if IREN share price reaches $20; 124,359 shares if IREN’s share price reaches $25; 131,970 shares if IREN’s share price reaches $30; 140,228 shares if IREN’s share price reaches $35; 147,466 shares if IREN’s share price reaches $40; 156,129 shares if IREN’s share price reaches $45 and 167,085 shares if IREN’s share price reaches $50, subject to the NEOs’ continued employment with IREN through each applicable vesting date. However, as described in footnote 2 to the Summary Compensation Table, in May 2025, the 2025 Annual PRSUs granted to each of the Co-Chief Executive Officers were modified to provide that they will instead vest in two equal installments based only on continued employment, with 50% vesting on November 18, 2025 and the remaining 50% to vest on May 18, 2026. For additional information on the 2025 Annual PRSUs and the modifications made to the awards during Fiscal 2025, see “Long-Term Equity Incentive Compensation” and “Award Modifications in Fiscal 2025” above.

(11)
Represents grants of outperformance TRSUs, which will vest as to 1,200,000 shares on November 19, 2025 and 1,200,000 shares on May 19, 2026, subject to the NEOs’ continued employment with IREN through each applicable vesting date. For additional information, see “Outperformance Grants - Co-Chief Executive Officers” above.

(12)
Represents Retention Grants (TRSUs), which will vest ratably on the first six anniversaries of the grant date, subject to the NEOs’ continued employment with IREN through each applicable vesting date. For additional information, see “Retention Grants - NEOs” above.

(13)
Represents Retention Grants (PRSUs), which are eligible to vest based on achievement of share price hurdles on or before June 23, 2031, subject to the NEOs’ continued employment with IREN through each applicable vesting date. For additional information, see “Retention Grants - NEOs” above.

(14)	Represents grants of TRSUs, which will vest as to 32,043 TRSUs on September 30, 2025 and 32,042 on September 30, 2026.
(15)
Represents grants of PRSUs, which will vest based on IREN TSR against a peer group of companies over a three and four year performance period ending on June 30, 2025 and June 30, 2026, respectively, subject to continued service through September 30, 2025, and September 30, 2026.

(16)
Represents grants of TRSUs, which will vest within ten days after the release of the annual results for Fiscal 2025 (which is expected to occur on or around September 1, 2025), subject to the NEOs’ continued employment with IREN through the applicable vesting date.

(17)
Represents grants of PRSUs, which will vest based on IREN’s achievement of TSR measured against the NQUSS Index over the three-year performance period ending on June 30, 2025, subject to the NEOs’ continued employment with IREN through the applicable vesting date.

(18)
Represents grants of the 2025 Annual TRSUs to Ms. Nucifora, which will vest ratably within ten days after release of annual results for Fiscal 2025 and Fiscal 2026 (which occurred on August 28, 2025 for Fiscal 2025 and is expected to occur on September 1, 2026 for Fiscal 2026), subject to the NEOs’ continued employment with IREN through the applicable vesting date.

(19)	Represents the 2025 Annual PRSUs to Ms. Nucifora, which vest based on IREN’s achievement of TSR over the three-year performance period ending on June 30, 2027.
Options Exercised and Shares Vested
The following table sets forth information concerning stock awards vested for our NEOs during Fiscal 2025. None of our NEOs exercised any options during Fiscal 2025.

Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
William Roberts	509,268	$7,420,035
Daniel Roberts	509,268	$7,420,035
Belinda Nucifora	22,214	$323,658

(1)	Represents the total number of shares that vested under each outstanding award granted under the 2023 LTIP as of the end of Fiscal 2025.
(2)	Represents the total value realized upon the vesting of TRSUs and PRSUs during Fiscal 2025 based on the closing share price of $14.57 as of June 30, 2025.

[35]

Potential Payments Upon Termination or Change in Control
Co-Chief Executive Officer Employment Agreements
Co-Chief Executive Officers: Neither of our Co-Chief Executive Officers is party to any employment, severance or similar agreement with IREN.
Belinda Nucifora: Under her executive service agreement, Ms. Nucifora is entitled to three months’ notice for any termination of her employment without cause and up to six months of base salary if Ms. Nucifora agrees to comply with certain restrictive covenants, including confidentiality obligations, a non-solicitation obligation and a non-compete obligation. IREN may elect to provide payment of her base salary in lieu of notice for the duration of her three-month notice period, which based on Ms. Nucifora’s current base salary, would equal $80,670.
Short-Term Cash Incentive Awards
Termination: There is no default treatment provided for awards upon a Change in Control under the STIP. However, pursuant to the terms of the STIP, in the event of a termination due to retirement, injury, ill health, permanent disability, death, redundancy, termination without cause or other exceptional circumstances, participants may receive a STIP payment, subject to the Board’s discretion. Under the STIP, in the event of a termination due to resignation or termination for cause, participants forfeit all unpaid STIP payments.
Change in Control: Pursuant to the terms of the STIP, in the event of a takeover bid or other transaction, event or state of affairs that in the Board’s opinion is likely to result in a change in control of IREN, the Board has discretion to cause the acceleration of vesting of some or all unvested performance awards (no default treatment is provided for).
Long-Term Equity Incentive Awards
Termination Without Cause or Termination Due to Death, Disability or Retirement: Pursuant to the terms of the award agreements evidencing each NEO’s TRSUs and PRSUs under the IREN Limited 2022 Long-Term Incentive Plan (the “2022 LTIP”) and 2023 LTIP, in the event of a termination of employment without cause or due to the NEO’s death or disability (each, a “Qualifying Termination”), unless the Board determines otherwise, each NEO’s TRSUs and PRSUs will continue to vest as though the NEO had remained employed with IREN through the end of the applicable vesting period, with the PRSUs vesting based on actual achievement of applicable performance goals.
In the event of a Qualifying Termination, the aggregate estimated equity award acceleration for each NEO would be as follows, based on the closing market price of our ordinary shares on June 30, 2025, which was $14.57, assuming full achievement of performance conditions of PRSUs:
•	William Roberts: $134,615,625
•	Daniel Roberts: $134,615,625
•	Belinda Nucifora: $4,851,169
Any Other Termination: Upon a termination that is not a Qualifying Termination, the NEOs will forfeit all outstanding PRSUs and TRSUs outstanding under the 2022 LTIP and the 2023 LTIP.
Change in Control: There is no default treatment provided for awards upon a Change in Control under the 2022 LTIP or the 2023 LTIP. However, pursuant to the terms of the 2022 LTIP and 2023 LTIP, upon a change in control that meets the definition of “sale” under each respective plan, any unvested TRSUs and PRSUs will vest in full and be paid out in cash at the time of consummation of the sale. Upon a change in control that does not meet such definition, there is no default treatment of the unvested TRSUs and PRSUs, but the Board has discretion as to the treatment of TRSUs and PRSUs outstanding under the each of the 2022 LTIP and 2023 LTIP, including to accelerate all outstanding awards in full.

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In the event of a Change in Control that constitutes a “sale,” subject to the Board’s discretion, the aggregate estimated equity award acceleration for each NEO would be as follows, based on the closing market price of our ordinary shares on June 30, 2025, which was $14.57:
•	William Roberts: $134,615,625
•	Daniel Roberts: $134,615,625
•	Belinda Nucifora: $4,851,169
Belinda Nucifora Termination
Ms. Nucifora’s employment with IREN terminated effective September 8, 2025. In connection with her termination, Ms. Nucifora entered into a deed of release, dated September 7, 2025, which sets forth the terms of Ms. Nucifora’s separation from IREN. Pursuant to the terms of the deed of release, Ms. Nucifora agreed to a release of claims against IREN and its affiliates and to comply with certain confidentiality, non-solicitation and non-disparagement covenants. Ms. Nucifora will receive payments and benefits in accordance with her existing contractual entitlements, consistent with terms previously disclosed by IREN described above.
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Co-Chief Executive Officers. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For Fiscal 2025, the median of the annual total compensation of all employees of our company (other than our Co-Chief Executive Officers), was $73,186 and the annual total compensation of each individual Co-Chief Executive Officer, as reported in the Summary Compensation Table, was $72,647,744. Based on this information, the ratio of the annual total compensation to each of our Co-Chief Executive Officers, to the median of the annual total compensation of all employees was 993 to 1.
Methodology for Identifying our “Median Employee”
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows:
•
We determined that, as of June 30, 2025, our employee population consisted of approximately 257 individuals working at our parent company and consolidated subsidiaries, with 19% of these individuals located in Australia, 40% of these individuals located in Canada and 41% of these individuals located in the United States.

•	Of these employees, approximately 255 individuals are full-time (or full-time equivalent) employees, with the remainder employed on a part-time (less than 25 hours per week) basis.
For purposes of measuring the compensation of the employees in our sample we selected annual salaries and base wages for our full-time employees as the most appropriate measure of compensation. We identified our “median employee” using this compensation measure, which was consistently applied to all our employees included in the calculation. Using this methodology, we determined that the “median employee” was an operations manager working in British Columbia, Canada with base wages paid for the 12-month period ended June 30, 2025 in the amount of $73,186.

[37]

Director Compensation
During Fiscal 2025, pursuant to our non-employee director compensation program, each non-employee director received a $60,000 annual cash retainer, and the Chair received an additional cash retainer of $60,000. The chair of the Audit and Risk Committee also received an additional cash retainer of $20,000. In addition, during Fiscal 2025, each non-employee director received an award of director restricted stock units (“DRSUs”) with a grant date value of $135,006 for each non-employee director other than the Chair and $202,509 for the Chair.
The following table sets forth information concerning the compensation earned by each of our non-employee directors during Fiscal 2025.

Name	Fees Earned or Paid in Cash	Stock Awards(1)(2)	All Other Compensation	Total
David Bartholomew	$112,780	$202,509	$7,220(3)	$322,509
Michael Alfred	$110,000(4)	$135,006	-	$245,006
Christopher Guzowski	$60,000	$135,006	-	$195,006
Sunita Parasuraman	$80,000	$135,006	-	$215,006

(1)	Amounts reflect the grant-date fair value of stock awards granted during 2024 computed in accordance with FASB ASC Topic 718.
(2)	Our non-employee directors held the following equity awards as of June 30, 2025:

Name	Options	DRSUs
David Bartholomew	42,554(a)	61,392(b)
Michael Alfred	14,266(c)	11,958(d)
Christopher Guzowski	59,576(e)	11,958(d)
Sunita Parasuraman	-	11,958(d)

(a)
14,183 of the option awards are fully vested and exercisable. 14,188 of the option awards will vest on July 28, 2025 and 14,183 of the option awards will vest on July 28, 2026, subject to the non-employee director’s service on the Board through each applicable vesting date.

(b)	43,455 of the DRSUs vested on September 1, 2024 and 17,937 of the DRSUs vested on September 1, 2025.
(c)
4,755 of the option awards are fully vested and exercisable. 4,756 of the option awards will vest on October 22, 2025 and 4,755 of the option awards will vest on October 22, 2026, subject to the non-employee director’s service on the Board through each applicable vesting date.

(d)	The DRSUs vested on September 1, 2025.
(e)
31,205 of the option awards are fully vested and exercisable. 14,188 of the option awards will vest on July 28, 2025 and 14,183 option awards will vest on July 28, 2026, subject to the non-employee director’s service on the Board through each applicable vesting date.

(3)	Amount reflects Superannuation contributions paid with respect to Mr. Bartholomew, as the only non-employee director resident in Australia to which Superannuation applies.
(4)
Reflects an additional $50,000 retainer paid to Mr. Alfred in respect of special services rendered to the Board including representing IREN as the Board representative at investor and industry conferences, providing additional services to the Board which include expertise and advice to the Board on market trends and competitor activity, sector insights and perspectives, and U.S. equity capital markets.

[38]

Pay Versus Performance
Pursuant to Section 953(a) of the Dodd-Frank Act and Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (or “CAP”) to IREN’s principal executive officer (“PEO”) and non-PEO NEOs (the “Non-PEO NEOs”) and certain aspects of the financial performance of IREN. The Compensation Committee does not utilize CAP as the basis for making compensation decisions. For further information concerning our compensation philosophy and how we align executive compensation with our performance, please see our CD&A.
Pay Versus Performance

Fiscal Year(1)	Summary Compensation Table Total for Co-PEO W. Roberts(2)	Summary Compensation Table Total for Co-PEO D. Roberts(2)	Compensation Actually Paid to Co-PEO W. Roberts(3)	Compensation Actually Paid to Co-PEO D. Roberts(3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based on:		GAAP Net Income ($m)	Company Selected Measure: Share Price (as of fiscal year end)
							IREN Total Shareholder Return(4)	Peer Group Total Shareholder Return(5)
2025	$72,647,744	$72,647,744	$116,262,163	$116,262,163	$2,321,407	$3,553,385	$435	$270	$87	$14.57
2024	$6,672,353	$6,672,353	$23,271,677	$23,271,677	$921,643	$1,940,501	$337	$297	($29)	$11.29
2023	$6,772,876	$6,772,876	$8,171,715	$8,171,715	$825,703	$893,793	$139	$225	($172)	$4.66

(1)	Mr. William Roberts and Mr. Daniel Roberts served as Co-PEOs for fiscal years 2023, 2024, and 2025. Our Non-PEO NEO for the three applicable years is Ms. Belinda Nucifora.
(2)
Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable year in the case of our Co-PEOs, and (ii) the average of the total compensation reported in the SCT for the applicable year for our Non-PEO NEO reported for the applicable year.

[39]

(3)
Amounts reported in these columns represent compensation actually paid or “CAP”; adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for our Co-PEOs, and for the average of the Non-PEO NEO is set forth in the following table, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the CAP Amounts from SCT amounts.

	Fiscal Year 2025			Fiscal Year 2024			Fiscal Year 2023
	W. Roberts Co-PEO	D. Roberts Co-PEO	Average Non-PEO NEOs	W. Roberts Co-PEO	D. Roberts Co-PEO	Average Non-PEO NEOs	W. Roberts Co-PEO	D. Roberts Co-PEO	Average Non-PEO NEOs
Summary Compensation Table Total	$72,647,744	$72,647,744	$2,321,407	$6,672,353	$6,672,353	$921,643	$6,772,876	$6,772,876	$825,703
Minus Stock Award Value & Option Award Value Reported in SCT for the Fiscal Year	$69,695,744	$69,695,744	$1,611,511	$3,800,010	$3,800,010	$310,861	$3,800,000	$3,800,000	$291,910
Plus Year End Fair Value of Equity Awards Granted During the Fiscal Year that Remain Outstanding and Unvested as of Last Day of the Fiscal Year	$105,322,741	$105,322,741	$2,343,216	$9,762,335	$9,762,335	$798,610	$5,132,839	$5,132,839	$360,000
Plus Year over Year Change in Fair Value as of the Last Day of the Fiscal Year of Outstanding and Unvested Equity Awards Granted in Prior Years	$10,204,412	$10,204,412	$575,356	$10,636,999	$10,636,999	$531,109	$66,000	$66,000	$0
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Fiscal Year	$0	$0	$0	$0	$0	$0	$0	$0	$0
Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested During the Fiscal Year	$677,326	$677,326	($75,083)	$0	$0	$0	$0	$0	$0
Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Fiscal Year	($2,894,316)	($2,894,316)	$0	$0	$0	$0	$0	$0	$0
Plus Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation for the Fiscal Year	$0	$0	$0	$0	$0	$0	$0	$0	$0
Compensation Actually Paid	$116,262,163	$116,262,163	$3,553,385	$23,271,677	$23,271,677	$1,940,501	$8,171,715	$8,171,715	$893,793

[40]

The fair value of equity awards was calculated in accordance with ASC Topic 718.
(4)
Total Shareholder Return (TSR) is cumulative for the measurement periods beginning on June 30, 2022 and ending on June 30 of each of 2023, 2024, and 2025, respectively, calculated in accordance with Item 201(e) of Regulation S-K.

(5)
“Peer Group Total Shareholder Return” represents the weighted average total shareholder return according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. This “Peer Group” reflects the same Peer Group reported in the performance graph included in IREN’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025. Our Peer Group includes the following companies: Bitdeer Technologies, Bitfarms, Cipher Mining, CleanSpark, Hut 8, MARA Holdings, and Riot Platforms.

Performance measures used to link IREN performance and CAP
The following is a list of performance measures, which in our assessment represent the most important performance measures used by IREN to link compensation actually paid to the NEOs for fiscal year 2025. Please refer to the CD&A to see how they are used in IREN’s executive compensation program.

Share Price
Relative Total Shareholder Return

Relationship between CAP and TSR
The graphs below illustrate the relationship between our TSR and the Peer Group TSR, as well as the relationship between CAP and our TSR for the Co-PEOs and Non-PEO NEO.

Pay Versus Performance: Total Shareholder Return
Co-PEO CAP (W. Roberts)
Co-PEO CAP (D. Roberts)
Avg. Non-PEO NEOs CAP
IREN TSR
Peer Group TSR
Total Shareholder Return (TSR)
Compensation Actually Paid ($ millions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$150
$135
$120
$105
$90
$75
$60
$45
$30
$15
$0
$100
$100
$225
$139
$337
$297
$435
$270
$8.2
$8.2
$0.9
$23.3
$23.3
$1.9
$116.3
$116.3
$3.7
FY2023
FY2024
FY2025

[41]

Relationship between CAP and GAAP Net Income
The graph below reflects the relationship between the Co-PEOs and Average Non-PEO NEO CAP and our GAAP Net Income.

Pay Versus Performance: GAAP Net Income
Co-PEO CAP (W. Roberts)
Co-PEO CAP (D. Roberts)
Avg. Non-PEO NEOs CAP
GAAP Net Income
GAAP Net Income ($ millions)
Compensation Actually Paid ($ millions)
$1,050
$900
$750
$600
$450
$300
$150
$0
-$150
-$300
-$450
-$600
$150
$135
$120
$105
$90
$75
$60
$45
$30
$15
$0
-$172
-$29
$87
$8.2
$8.2
$0.9
$23.3
$23.3
$1.9
$116.3
$116.3
$3.7
FY2023
FY2024
FY2025

Relationship between CAP and share price (our company-selected measure)
The graph below reflects the relationship between the Co-PEOs and Average Non-PEO NEO CAP and IREN’s share price as of the end of the fiscal year.

Pay Versus Performance: Stock Price
Co-PEO CAP (W. Roberts)
Co-PEO CAP (D. Roberts)
Avg. Non-PEO NEOs CAP
IREN Stock Price
Stock Price
Compensation Actually Paid ($ millions)
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$150
$135
$120
$105
$90
$75
$60
$45
$30
$15
$0
$4.66
$11.29
$14.57
$8.2
$8.2
$0.9
$23.3
$23.3
$1.9
$116.3
$116.3
$3.7
FY2023
FY2024
FY2025

[42]

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information with respect to the beneficial ownership of our ordinary shares and B Class shares as of August 31, 2025 by:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our ordinary shares or B Class shares;
•	each member of the Board and each executive officer; and
•	the members of the Board and our executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In computing the number of ordinary shares beneficially owned by a person and the percentage beneficial ownership and voting power of that person, we deemed to be outstanding all ordinary shares subject to options or restricted stock units held by that person that are immediately exercisable or that will become exercisable within 60 days of August 31, 2025. We did not, however, deem such shares to be outstanding for the purpose of computing the percentage beneficial ownership or voting power of any other person (except with respect to the percentage beneficial ownership or voting power of all members of the Board and our executive officers as a group).
The percentage of ordinary shares beneficially owned and voting power is based on 271,980,494 ordinary shares and two B Class shares outstanding as of August 31, 2025. The B Class shares are required to be redeemed by IREN on the earlier of (i) when the holder of such B Class shares ceases to be a director due to voluntary retirement, (ii) such B Class shares are transferred in breach of IREN’s constitution, (iii) liquidation or winding up of IREN, or (iv) November 17, 2033 (i.e., 12 years after IREN’s ordinary shares were first listed on a recognized stock exchange).

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Except as otherwise indicated, all of the shares reflected in the table are ordinary shares and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

	Ordinary Shares		B Class Shares
Name	Number	Percentage of Ordinary Shares Beneficially Owned	Number	Percentage of B Class Shares Beneficially Owned	Percentage of Total Voting Power (1)(2)
Directors and Executive Officers:
Daniel Roberts(3)	6,251,247	2.3%	1	50.0%	21.8%
William Roberts(4)	6,251,247	2.3%	1	50.0%	21.8%
David Bartholomew(5)	136,064	*	-	-	*
Christopher Guzowski(6)	57,351	*	-	-	*
Michael Alfred(7)	841,753	*	-	-	*
Sunita Parasuraman(8)	30,866	*	-	-	*
Belinda Nucifora(9)	94,164	*	-	-	*
All directors and executive officers as a group	13,662,692	4.6%	2	100.0%	43.5%
Principal Shareholders:
None

*	Indicates less than 1%.
(1)
The number of shares included on this table includes those shares owned by the beneficial owner’s spouse, and entity or trust controlled by the beneficial owner, or owned by another person in the owner’s household.

(2)
Each member of the Board other than Sunita Parasuraman has been awarded options to purchase Ordinary shares for services on the Board. Shares awarded are issued to the recipient and vest over the term of services. In the event of early termination of services and not serving for the full term for which the shares were awarded, a pro rata portion of the shares are required to be returned to IREN.

(3)
Includes 5,509,268 Ordinary shares, including 1,000,000 Ordinary shares assuming the exercise of underlying vested options issued prior to IREN’s initial public offering, and 1 B Class share held by Awassi Capital Holdings 2 Pty Ltd (ACN 629 819 978) (“Awassi Capital 2”) as trustee for The Awassi Capital Trust #2 and 741,979 Restricted Stock Units granted under the 2022 and 2023 LTIP vested and unexercised. Mr. Roberts is the sole shareholder of Awassi Capital 2 and manages its investments and has voting power over the Ordinary shares of IREN held by Awassi Capital 2.

(4)
Includes 5,509,268 Ordinary shares, including 1,000,000 Ordinary shares assuming the exercise of underlying vested options issued prior to IREN’s initial public offering, and 1 B Class share held by Awassi Capital Holdings 1 Pty Ltd (ACN 629 820 499) (“Awassi Capital 1”) as trustee for The Awassi Capital Trust #1 and 741,979 Restricted Stock Units granted under the 2022 and 2023 LTIP vested and unexercised. Mr. Roberts is the sole shareholder of Awassi Capital 1 and manages its investments and has voting power over the Ordinary shares of IREN held by Awassi Capital 1.

(5)
Includes 34,853 Ordinary shares held directly by Mr. Bartholomew, 11,448 Ordinary shares acquired by Wetherby Place Investments Trust, an entity associated with Mr. Bartholomew, 28,371 Ordinary shares assuming the exercise of underlying vested options issued pursuant to the IREN Non-Executive Director Option Plan, 43,455 Restricted Stock Units granted under the 2023 LTIP vested and unexercised and 17,937 Restricted Stock Units granted under the 2023 LTIP expected to vest in September 2025.

(6)
Includes 45,393 Ordinary shares assuming the exercise of underlying vested options issued pursuant to the IREN Non-Executive Director Option Plan and 11,958 Restricted Stock Units granted under the 2023 LTIP expected to vest in September 2025.

(7)
Includes 68,823 Ordinary shares held directly by Mr. Alfred, 1,000 Ordinary shares held in an IRA, 401(k) plan or other benefit or retirement plan, 750,461 Ordinary shares acquired by Alpine Fox LP, an entity associated with Mr. Alfred, 4,755 Ordinary shares assuming the exercise of underlying vested options issued pursuant to the IREN Non-Executive Director Option Plan, 4,756 Ordinary shares issued under the IREN Non-Executive Director Option Plan expected to vest in October 2025 and 11,958 Restricted Stock Units granted under the 2023 LTIP expected to vest in September 2025.

(8)	Includes 18,905 Ordinary shares held directly by Ms. Parasuraman and 11,858 Restricted Stock Units granted under the 2023 LTIP expected to vest in September 2025.
(9)
Includes 22,214 Restricted Stock Units granted under the 2023 LTIP vested and unexercised and 71,950 Restricted Stock Units granted under the 2022 LTIP and the 2023 LTIP which vested in connection with Ms. Nucifora’s termination of employment on September 8, 2025.

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Description of Non-Voting Matters
Financial Reports
Under section 317 of the Corporations Act, the Financial Report, Directors’ Report and Auditor’s Report in respect of Fiscal 2025 will be laid before the AGM.
The Financial Report contains the consolidated financial statements of IREN and its controlled entities as required to be prepared and lodged with the Australian Securities and Investments Commission in accordance with section 319 of the Corporations Act. As such, the Financial Report and the consolidated financial statements included therein have been prepared and audited in accordance with the requirements of the Corporations Act.
IREN’s Financial Report is separate and distinct from IREN’s Annual Report on Form 10-K filed with the SEC on August 28, 2025, and such Financial Report includes IREN’s annual financial statements that have been prepared and audited in accordance with International Financial Reporting Standards. IREN’s Financial Report and the consolidated financial statements included therein are being presented to the shareholders solely for the purposes of statutory compliance with the requirements of the Corporations Act.
This item does not require a formal resolution to be put to the AGM and so no vote will be held. However, shareholders may ask questions on the matters contained in the reports. Shareholders will also be able to ask questions of the IREN’s Australian statutory auditor, who will attend the AGM.
The reports are available on IREN’s website, https://iren.com/investor/annual-reports.
Shareholders are being provided with a reasonable opportunity to ask questions on these statements and reports ahead of the AGM. Shareholders may address written questions to the Chair about the management of IREN. All questions should be submitted to IREN in accordance with the instructions set out in this Proxy Statement (under the heading “How do I submit a question for the AGM?”).
The Chair will allow shareholders to ask questions of the Australian statutory auditor or its representatives. All questions should be submitted to IREN in accordance with the instructions set out in this Proxy Statement (under the heading “How do I submit a question for the AGM?”), and relevant to:
•	the conduct of the audit;
•	the preparation and content of the Auditor’s Report;
•	the accounting policies adopted by IREN in relation to the preparation of its Australian audited financial statements; and
•	the independence of the Australian statutory auditor in relation to the conduct of the audit.

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Description of Proposals
Proposal 1: Approve an amendment to IREN’s constitution to align the quorum requirement to conduct shareholder meetings with Nasdaq rules
Proposal
The Board has unanimously approved, adopted and declared advisable an amendment to rules 9.3 and 9.5 of the Constitution to align the quorum requirements for shareholder meetings with applicable Nasdaq rules (the “Quorum Amendment”).
Background
Currently, only the two members that are holders of the B Shares need to be present to hold a shareholder meeting. The purpose of this amendment is to have the quorum requirement for holding such meetings also meet the requirements of Nasdaq rules.
Pursuant to rule 9.3 of the Constitution, a quorum for shareholder meetings requires that two members are present (which must include each holder of a B Share, to the extent such holder is entitled to vote on one or more resolutions at the relevant meeting) and entitled to vote. Similarly, pursuant to rule 9.5 of the Constitution, a quorum for adjourned shareholder meetings requires that two members are present.
As a result of no longer being a “foreign private issuer” under Nasdaq rules, IREN became subject to Rule 5620(c)of the Nasdaq rules, which requires that shareholders holding not less than 33 1/3% of the voting power of the shares issued and outstanding and entitled to vote at a company’s annual meeting must be present in order for the meeting to proceed. Rule 1.8(d) of the Constitution already provides that the Constitution will be deemed to include any provision required by the listing rules of a stock exchange upon which IREN is listed, if not already explicitly provided for in the Constitution. In addition, rule 1.8(f) of the Constitution provides that if a provision of the Constitution is inconsistent with the listing rules of such an exchange, such as the current quorum requirement of having only two members, then the Constitution is deemed not to contain that provision to the extent of the inconsistency. However, to better align with the requirements of Rule 5620(c) of the Nasdaq rules, the Quorum Amendment would revise rules 9.3 and 9.5 of the Constitution to provide that a quorum for a shareholders meeting and for an adjourned shareholders meeting, in each case, would require shareholders holding not less than 33 1/3% of the votes entitled to be cast on one or more resolutions at the relevant meeting (which must include each holder of a B Class share from time to time, to the extent such holder is entitled to vote on one or more resolutions at the relevant meeting).
This description of the Quorum Amendment is a summary only and is qualified by the complete text of the Quorum Amendment set forth in the copy of our proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement.
Proposed Amendment
The complete text of the Quorum Amendment is set forth in its entirety in rules 9.3 and 9.5 of our proposed Amended and Restated Constitution. A copy of our proposed Amended and Restated Constitution is attached as Appendix B to this Proxy Statement, which indicates proposed deletions with strikeouts and proposed additions with underlining.
If the Quorum Amendment is approved and adopted, it will become effective immediately following the confirmation of shareholder approval.
Shareholders are also asked to consider Proposals 2, 3, 4 and 5, which relate to amendments to the Constitution to provide for the election of directors at each annual general meeting, a forum selection provision, updates to advance notice provisions for universal proxies, and other miscellaneous changes.

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Each such proposal is independent of each other proposal. If all of Proposals 1 to 5 are approved by the shareholders, then the Amended and Restated Constitution that implements all of the amendments contemplated by such proposals and set forth in the copy of our proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement will become effective immediately following the confirmation of shareholder approval. If only certain of these proposals are approved by the shareholders, but one or more of such proposals are not approved by shareholders, then only the amendments to the Constitution that were approved by shareholders become effective.
Resolution
To consider and, if thought fit, to pass the following resolution as a special resolution:
RESOLVED, that for the purpose of section 136 of the Corporations Act and for all other purposes under the Corporations Act, the Constitution is amended as per the Quorum Amendment as set forth in its entirety in rules 9.3 and 9.5 of the proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement.
Vote Required
The affirmative vote of at least 75% of votes cast will be required by shareholders who are entitled to vote on the resolution to approve Proposal 1.
Proposal 1 is a “non-routine” matter on which a broker, bank or other nominee is not entitled to vote shares held on behalf of a beneficial owner without receiving voting instructions from the beneficial owner. Consequently, if you hold your shares in street name (such as through a brokerage account) and you do not instruct your broker, bank or other nominee on how to vote on this Proposal 1, a “broker non-vote” will occur with respect to Proposal 1. Abstentions, if any, and broker non-votes with respect to Proposal 1 are not treated as votes cast and will not be counted in determining the outcome of Proposal 1.
The Board unanimously recommends a vote FOR the approval of the Quorum Amendment to the Constitution described in this Proxy Statement.

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Proposal 2: Approve an amendment to IREN’s constitution to provide for director elections at each annual general meeting
Proposal
The Board has unanimously approved, adopted and declared advisable an amendment to rules 4.3 and 4.4 of the Constitution, and the addition of a new rule 4.5 to the Constitution, to provide for the election of directors other than the Founder Directors (as defined below) (“Non-Founder Directors”) to the Board at each annual general meeting (the “Director Election Amendment”). Non-Founder Directors would serve terms based on a classified board structure, with such classified board structure to sunset beginning with the 2030 annual general meeting.
Background
Currently, there is no requirement that any directors are elected by shareholders at annual general meetings. The purpose of introducing the Director Election Amendment is to require that Non-Founder Directors must be elected by shareholders at annual general meetings upon the expiration of their terms. While the Constitution does not currently require that Non-Founder Directors be elected at any time by shareholders once they have been duly appointed or elected, the Board has determined that it is in the best interests of IREN and its shareholders to adopt the Director Election Amendment to provide shareholders with the right to elect Non-Founder Directors at future annual general meetings.
Pursuant to rules 4.3 and 4.4 of the Constitution as currently in effect, directors may currently be elected as follows, so long as the maximum number of directors set forth in the Constitution or by company resolution is not exceeded:
•	the Board may at any time appoint a director; and
•	IREN may by resolution at a general meeting of shareholders elect or re-elect a person as a director.
The Constitution currently does not require the election or re-election of any nominees by shareholders at each annual general meeting or at any other time. Under the Constitution, directors are only appointed by the Board. Once such directors are appointed, then rule 4.6 of the Constitution provides that directors will hold office until the director resigns, is removed, becomes disqualified under the Corporations Act, is not present or represented for three consecutive board meetings or a period of six consecutive months, is convicted of an offence and the directors resolve to remove them from office, dies, is or becomes of unsound mind, or is or becomes bankrupt or insolvent.
The Director Election Amendment would provide for the election of Non-Founder Directors to the Board at each annual general meeting. Such Non-Founder Directors would serve terms based on a classified board structure, with such classified board structure to sunset beginning with the 2030 annual general meeting. The Board believes the Director Election Amendment, including the proposed classified board structure is in the best interests of IREN and its shareholders. In particular, with respect to the classified board structure, the Board believes IREN and its shareholders would benefit from having continuity on the board of directors as IREN continues to grow and mature, given IREN is a fairly new public company, while the sunset provision recognizes and promotes good corporate governance.
The Director Election Amendment would amend rules 4.3 and 4.4 of the Constitution, and also add a new rule 4.5 to the Constitution, to provide for the election of Non-Founder Directors at each annual general meeting. The Director Election Amendment must first be approved by shareholders in order for Non-Founder Directors to be elected at annual general meetings. Assuming that the Director Election Amendment is approved, then the shareholders would have the ability to vote on the election of the Non-Founder Directors, under a classified board structure, commencing with our 2026 annual general meeting (“2026 AGM”).

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Specifically, the Director Election Amendment would provide for the election of Non-Founder Directors at each annual general meeting as follows:
•
the Non-Founder Directors would be divided into three classes, designated Class I, Class II and Class III, each consisting (as nearly as practicable) of one-third of the total number of directors following the AGM:

○	the Class I directors would initially consist of Christopher Guzowski, and would serve an initial term ending on the date of the 2026 annual general meeting;
○	the Class II directors would initially consist of David Bartholomew, and would serve an initial term ending on the date of the 2027 annual general meeting; and
○	the Class III directors would initially consist of Michael Alfred and Sunita Parasuraman, and would serve an initial term ending on the date of the 2028 annual general meeting;
•
after the expiration of their initial terms as noted above, each such director would serve a term ending on the third annual general meeting next following the annual general meeting at which the director was elected;

•
at each annual general meeting, the successors of the members of the class of directors whose term expires at that meeting would be elected to hold office for a term expiring at the third succeeding annual general meeting following the annual general meeting at which such director was elected until the 2032 annual general meeting;

•
commencing with our 2030 annual general meeting, each director with his or her term expiring at that meeting would be elected annually, and the Board would no longer be classified into three classes effective at the conclusion of our 2032 annual general meeting; and

•
the Board would have the right to appoint a director to fill vacancies resulting from a director ceasing to hold office and to fill newly created directorships resulting from any increase in the number of directors, so long as the total number of directors does not exceed the maximum number determined in accordance with the Constitution, and each director so appointed will hold office for a term that coincides with the term of the class to which such director is appointed.

For the Founder Directors, paragraph 9 of the terms applicable to the B Shares set forth in Schedule 1 to the Constitution provide that each of our two founder shareholders (or their respective affiliate) that holds a B Share is entitled to designate a nominee for election to the Board (such designees, the “Founder Directors”). IREN is then required to nominate such Founder Directors at the applicable annual general meeting. Our two Founder Directors were appointed on November 6, 2018 and currently serve on the Board. Both Founder Directors were designated by certain entities controlled by our founders, Daniel Roberts and William Roberts, pursuant to the terms of the B Shares issued to them prior to our initial public offering in November 2021 and in accordance with the terms of the Constitution and the Corporations Act as in effect at such time. The Director Election Amendment does not affect the terms of the Founder Directors, nor does it change in any way the rights of the holders of the B Shares to designate the Founder Directors or IREN’s obligations with respect thereto. However, if the Director Election Amendment is approved, then shareholders would have the ability to vote on the election of the Non-Founder Directors, who constitute four out of the six total directors currently on the Board, based on the classified board structure.
In reaching the conclusion that the Director Election Amendment is in the best interests of IREN and its shareholders, the Board also considered various risks and other potentially negative factors relating to that amendment. While the Director Election Amendment would give shareholders a right that they currently do not have, which is to vote for the election of the Non-Founder Directors, the classified board structure would have the effect of increasing the length of time necessary to change the composition of a majority of the Board. If the Director Election Amendment is implemented, in general, at least three annual general meetings of shareholders will be necessary for shareholders to effect a change in a majority of the members of the Board, which could have the effect of limiting the likelihood of an unsolicited take-over bid or merger

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proposal or a proxy contest to change the composition of the Board. As a result, the classified board structure under the Director Election Amendment may have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices that other governance structures could afford them, and may make it more difficult for minority shareholders to replace IREN’s directors and management team. The Board is not aware of any offer or proposal by any person or group to acquire any significant amount of IREN’s ordinary shares, acquire control of IREN by means of a take-over bid, merger, solicitation in opposition to management or otherwise, or change the current Board or management team.
This description of the Director Election Amendment is a summary only and is qualified by the complete text of the Director Election Amendment set forth in the copy of our proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement.
Proposed Amendment
The complete text of the Director Election Amendment is set forth in its entirety in rules 4.3, 4.4 and 4.5 of our proposed Amended and Restated Constitution, and includes the renumbering of rules 4.6, 4.7 and 4.8 and cross-references therein as a consequence of the addition of rule 4.5. A copy of our proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement, which indicates proposed deletions with strikeouts and proposed additions with underlining.
If the Director Election Amendment is approved and adopted, it will become effective immediately following the confirmation of shareholder approval.
Shareholders are also asked to consider Proposals 1, 3, 4 and 5, which relate to amendments to the Constitution to provide for alignment of the quorum requirement for shareholder meetings with Nasdaq rules, a forum selection provision, updates to advance notice provisions for universal proxies, and other miscellaneous changes. Each such proposal is independent of each other proposal. If all of Proposals 1, 3, 4 and 5 and this Proposal 2 are approved by the shareholders, then the Amended and Restated Constitution that implements all of the amendments contemplated by such proposals and set forth in the copy of our proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement will become effective immediately following the confirmation of shareholder approval. If only certain of these proposals are approved by the shareholders, but one or more of such proposals are not approved by shareholders, then the amendments to the Constitution that were approved by shareholders become effective.
Resolution
To consider and, if thought fit, to pass the following resolution as a special resolution:
RESOLVED, that for the purpose of section 136 of the Corporations Act and for all other purposes under the Corporations Act, the Constitution is amended as per the Director Election Amendment as set forth in its entirety in rules 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8 of the proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement.
Vote Required
The affirmative vote of at least 75% of votes cast by shareholders who are entitled to vote on the resolution will be required to approve Proposal 2.
Proposal 2 is a “non-routine” matter on which a broker, bank or other nominee is not entitled to vote shares held on behalf of a beneficial owner without receiving voting instructions from the beneficial owner. Consequently, if you hold your shares in street name (such as through a brokerage account) and you do not instruct your broker, bank or other nominee on how to vote on this Proposal 2, a “broker non-vote” will occur with respect to Proposal 2. Abstentions, if any, and broker non-votes with respect to Proposal 2 are not treated as votes cast and will not be counted in determining the outcome of Proposal 2.
The Board unanimously recommends a vote FOR the approval of the Director Election Amendment to the Constitution described in this Proxy Statement.

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Proposal 3: Approve an amendment to IREN’s constitution to add a forum selection provision
Proposal
The Board has unanimously approved, adopted and declared advisable an amendment to the Constitution to add an exclusive forum selection clause as a new rule 1.11, and to remove the existing non-exclusive forum selection clause in rule 1.10 (the “Forum Selection Amendment”).
Background
IREN is incorporated as a public company under Australian law. IREN’s corporate affairs are governed by the Constitution and the Australian Corporations Act. Under the Constitution as currently in effect, rule 1.10 provides that shareholders submit to the non-exclusive jurisdiction of the courts having jurisdiction in state of New South Wales, Australia. However, the Constitution does not currently specify any particular forum as the exclusive forum for any derivative actions or other proceedings relating to IREN, its officers, directors and other employees, its business or U.S. federal securities laws.
The Board believes the Forum Selection Amendment is in the best interests of IREN and its shareholders. In particular, the Board believes IREN and its shareholders would benefit from having claims arising relating to its corporate affairs resolved exclusively in the courts of the state of New South Wales, Australia, and claims arising under the Securities Act resolved exclusively in the federal district courts of the United States. In addition, the Board believes that the Forum Selection Amendment would promote efficiencies in IREN’s management of such litigation by:
•	limiting forum-shopping by plaintiffs;
•
enabling IREN to avoid litigating actions involving the same matter in different courts (for example, litigating claims arising under the Securities Act in both state and federal courts in the U.S.), with the associated duplication of litigation expenses and the possibility of inconsistent outcomes, and to obtain consolidation of multi-jurisdictional litigation;

•
facilitating submission of claims relating to our corporate affairs to courts of the state of New South Wales, Australia, and Securities Act claims for resolution by U.S. federal courts, which in each case have experience and expertise in adjudicating such claims; and

•	maximizing efficiencies with respect to managing procedural aspects of litigation relating to our corporate affairs and securities litigation.
The Forum Selection Amendment would amend the Constitution to include a forum selection provision as a new rule 1.11, and to remove the non-exclusive jurisdiction of the courts having jurisdiction in the state of New South Wales from rule 1.10. Pursuant to the new rule 1.11:
•
the courts having jurisdiction in the state of New South Wales, Australia, and appellate courts therefrom would be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of IREN, (ii) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee to IREN, (iii) any action or proceeding asserting a claim arising pursuant to any provision of the Corporations Act, or (iv) any action or proceeding asserting a claim or otherwise related to the relationships among IREN, its affiliates and their respective shareholders, directors and/or officers, but this clause (iv) does not include claims related to the business carried on by IREN or such affiliates; and

•	the federal district courts of the United States of America would be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.
The Forum Selection Amendment would regulate only the forum in which our shareholders may assert relevant claims; it would not impair the ability of our shareholders to bring such claims, and it would not affect the remedies available if such claims were ultimately successful. Moreover, the Forum Selection

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Amendment, as it applies to claims of action under the Securities Act, would not require that such claims be brought in any particular federal district court. The Forum Selection Amendment is not being proposed in response to, or anticipation of, any specific litigation confronting IREN; rather, it is being proposed on a prospective basis to help mitigate potential future harm to IREN and its shareholders.
This description of the Forum Selection Amendment is a summary only and is qualified by the complete text of the Forum Selection Amendment set forth in the copy of our proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement.
Proposed Amendment
The complete text of the Forum Selection Amendment is set forth in its entirety in rules 1.10 and 1.11 of our proposed Amended and Restated Constitution. A copy of our proposed Amended and Restated Constitution is attached as Appendix B to this Proxy Statement, which indicates proposed deletions with strikeouts and proposed additions with underlining.
If the Forum Selection Amendment is approved and adopted, we expect it will become effective immediately following the confirmation of shareholder approval.
Shareholders are also asked to consider Proposals 1, 2, 4 and 5, which relate to amendments to the Constitution to provide for alignment of the quorum requirement for shareholder meetings with Nasdaq rules, the election of directors at each annual general meeting, updates to advance notice provisions for universal proxies, and other miscellaneous changes. Each such proposal is independent of each other proposal. If all of Proposals 1, 2, 4 and 5 and this Proposal 3 are approved by the shareholders, then the Amended and Restated Constitution that implements all of the amendments contemplated by such proposals and set forth in the copy of our proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement will become effective immediately following the confirmation of shareholder approval. If only certain of these proposals are approved by the shareholders, but one or more of such proposals are not approved by shareholders, then only the amendments to the Constitution that were approved by shareholders become effective.
Resolution
To consider and, if thought fit, to pass the following resolution as a special resolution:
RESOLVED, that for the purpose of section 136 of the Corporations Act and for all other purposes under the Corporations Act, the Constitution is amended as per the Forum Selection Amendment as set forth in its entirety in rules 1.10 and 1.11 of the proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement
Vote Required
The affirmative vote of at least 75% of votes cast will be required by shareholders who are entitled to vote on the resolution to approve Proposal 3.
Proposal 3 is a “non-routine” matter on which a broker, bank or other nominee is not entitled to vote shares held on behalf of a beneficial owner without receiving voting instructions from the beneficial owner. Consequently, if you hold your shares in street name (such as through a brokerage account) and you do not instruct your broker, bank or other nominee on how to vote on this Proposal 3, a “broker non-vote” will occur with respect to Proposal 3. Abstentions, if any, and broker non-votes with respect to Proposal 3 are not treated as votes cast and will not be counted in determining the outcome of Proposal 3.
The Board unanimously recommends a vote FOR the approval of the Forum Selection Amendment to the Constitution described in this Proxy Statement

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Proposal 4: Approve an amendment to IREN’s constitution to update the advance notice provisions for universal proxies
Proposal
The Board has unanimously approved, adopted and declared advisable an amendment to rule 9.9(f) of the Constitution and the addition of a new rule 9.10 to the Constitution to update the advance notice provisions (the “Advance Notice Amendment”).
Background
As a result of losing the benefit of certain flexibility afforded to “foreign private issuers” under U.S. securities laws, IREN is now subject to the SEC rules relating to the solicitation of proxies, including the “universal proxy” rules pursuant to Rule 14a-19 of the Exchange Act. The Advance Notice Amendment would amend the Constitution to align deadlines for purposes of Rule 14a-19 with the existing deadline under the Constitution and the Corporations Act for shareholders to provide notice of nominations. In addition, the amendment would provide that IREN would be permitted to disregard nominations made by shareholders who fail to comply with SEC rules. The Board believes it is in the best interests of IREN and shareholders to facilitate shareholder nominations of directors in accordance with the existing procedures under the Constitution, and permit only those shareholders who abide by the law to benefit from such an important shareholder right.
The Advance Notice Amendment would amend rule 9.9(f) of the Constitution and add a new rule 9.10 to the Constitution. Pursuant to those provisions:
•
in the case of any solicitation of proxies related to shareholder nominations that is subject to Rule 14a-19 of the Exchange Act, the notice to IREN pursuant to Rule 14a-19(b) under the Exchange Act would be required to be delivered to IREN no later than the deadline that applies under section 249O of the Corporations Act (i.e., a date that is at least 2 months prior to the next general meeting) rather than the deadline that would otherwise apply pursuant to Rule 14a-19 (i.e., 60 calendar days prior to the anniversary of the previous year’s annual general meeting date); and

•
if any shareholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act with respect to any proposed nominee for election as a director and fails to comply with the requirements of Rule 14a-19(a)(2) with respect to the filing or proxy statements or Rule 14a-19(a)(3) with respect to the requirement to solicit a requisite number of shareholders, then IREN would be permitted to disregard the shareholder nominations.

The Advance Notice Amendment is reflected in rule 9.9(f) of the Constitution and the new rule 9.10 in the Constitution is set forth in its entirety in the copy of our proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement.
This description of the Advance Notice Amendment is a summary only and is qualified by the complete text of the Advance Notice Amendment set forth in the copy of our proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement.
Proposed Amendment
The complete text of the Advance Notice Amendment is set forth in its entirety in rules 9.9(f) and 9.10 of our proposed Amended and Restated Constitution, and includes the renumbering of rules 9.11, 9.12, 9.13, 9.14, 9.15 and 9.16 as a consequence of the addition of the new rule 9.10. A copy of our proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement, which indicates proposed deletions with strikeouts and proposed additions with underlining.
If the Advance Notice Amendment is approved and adopted it will become effective immediately following the confirmation of shareholder approval.

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Shareholders are also asked to consider Proposals 1, 2, 3 and 5, which relate to amendments to the Constitution to provide for alignment of the quorum requirement for shareholder meetings with Nasdaq rules, the election of directors at each annual general meeting, a forum selection provision, and other miscellaneous changes. Each such proposal is independent of each other proposal. If all of Proposals 1, 2, 3 and 5 and this Proposal 4 are approved by the shareholders, then the Amended and Restated Constitution that implements all of the amendments contemplated by such proposals and set forth in the copy of our proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement will become effective immediately following the confirmation of shareholder approval. If only certain of these proposals are approved by the shareholders, but one or more of such proposals are not approved by shareholders, then only the amendments to the Constitution that were approved by shareholders become effective.
Resolution
To consider and, if thought fit, to pass the following resolution as a special resolution:
RESOLVED, that for the purpose of section 136 of the Corporations Act and for all other purposes under the Corporations Act, the Constitution is amended as per the Advance Notice Amendment as set forth in its entirety in rules 9.9(f), 9.10, 9.11, 9.12, 9.13, 9.14, 9.15 and 9.16 of the proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement.
Vote Required
The affirmative vote of at least 75% of votes cast will be required by shareholders who are entitled to vote on the resolution to approve Proposal 4.
Proposal 4 is a “non-routine” matter on which a broker, bank or other nominee is not entitled to vote shares held on behalf of a beneficial owner without receiving voting instructions from the beneficial owner. Consequently, if you hold your shares in street name (such as through a brokerage account) and you do not instruct your broker, bank or other nominee on how to vote on this Proposal 4, a “broker non-vote” will occur with respect to Proposal 4. Abstentions, if any, and broker non-votes with respect to Proposal 4 are not treated as votes cast and will not be counted in determining the outcome of Proposal 4.
The Board unanimously recommends a vote FOR the approval of the Advance Notice Amendment to the Constitution described in this Proxy Statement.

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Proposal 5: Approve amendments to IREN’s constitution to implement miscellaneous changes
Proposal
The Board has unanimously approved, adopted and declared advisable amendments to our Restated Certificate of Incorporation to provide for the updates described below to implement other miscellaneous changes (the “Miscellaneous Amendments”).
Background
The Miscellaneous Amendments consist of the following (with rule references being to the rules in the proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement):
•
References to U.S. Securities Laws: Amend rule 1.1 to include a definition of “Securities Laws” that captures the Securities Act, the Exchange Act and rules and regulations promulgated thereunder, and amend the definition of “Record Time” in rule 1.1, as well as rules 1.3, 1.4(f), 1.9, 2.1, 5.5, 5.6, 5.7, 8.2, 8.3, 8.7, 9.15, 10.13(b), 11.1, 11.3, 11.4, 11.6, 11.10, 11.12, 12.12, 13.1, 13.2, 13.3, 13.5, 13.6, 13.7, 15.6, 15.7 and 16.3, paragraph 7(e) of Schedule 2, paragraphs 2 and 4 of Schedule 3, and paragraphs 1(c), 5 and 11(b) of Schedule 5, in each case to include a reference to “Securities Laws.” The Board believes it is appropriate to include references to U.S. securities laws in each of these provisions as a result of IREN losing the benefit of certain flexibility afforded to “foreign private issuers” under SEC rules and Nasdaq rules.

•
Business at General Meetings: Amend rule 8.9 to clarify that business at general meetings includes the election of directors (in addition to any other business the general nature of which is specified in the original notice calling the meeting).

•
Additional Definitions: Amend rule 1.1 of the Constitution to add definitions of “Derivative Instrument,” “Exchange Act” and “Founder Director” and “Securities Act” that are used in certain of the proposed amendments to the Constitution.

•	Shareholders Agreement: Delete the definition of “Shareholders Agreement” in rule 1.1 and delete rule 1.8 relating to the Shareholders Agreement, which is no longer operative.
•
Section Numbering: Revise section number where applicable to reflect the amendments provided for pursuant to Proposals 1 through 4 (inclusive), to the extent such proposals are approved, including related renumbering in each of the relevant proposals above since proposals are not contingent on each other.

The Board believes it is appropriate to make the Miscellaneous Amendments to make certain miscellaneous changes, including in particular updates that the Board believes are appropriate as a result of IREN losing the benefit of certain flexibility afforded to “foreign private issuers” under SEC rules and Nasdaq rules.
This description of the Miscellaneous Amendments is a summary only and is qualified by the complete text of the Miscellaneous Amendments set forth in the copy of our proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement.
Proposed Amendment
The complete text of the Miscellaneous Amendments is set forth in its entirety in our proposed Amended and Restated Constitution, and consist of all changes reflected in our proposed Amended and Restated Constitution other than those specifically proposed pursuant to Proposals 1 through 4 (inclusive). A copy of our proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement, which indicates proposed deletions with strikeouts and proposed additions with underlining.
If the Miscellaneous Amendments are approved and adopted they will become effective immediately following the confirmation of shareholder approval.

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The Miscellaneous Amendments described in this Proposal 5 are interdependent such that shareholders will be approving all or none of the Miscellaneous Amendments. The description of the Miscellaneous Amendments is a summary and is qualified by the complete text of the Miscellaneous Amendments set forth in the copy of our proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement. If the Miscellaneous Amendments are approved and adopted, they will become effective immediately following the confirmation of shareholder approval.
Shareholders are also asked to consider Proposals 1, 2, 3 and 4, which relate to amendments to the Constitution to provide for alignment of the quorum requirement for shareholder meetings with Nasdaq rules, the election of directors at each annual general meeting, a forum selection provision, and updates to advance notice provisions for universal proxies. Each such proposal is independent of each other proposal. If all of Proposals 1, 2, 3 and 4 and this Proposal 5 are approved by the shareholders, then the Amended and Restated Constitution that implements all of the amendments contemplated by such proposals and set forth in the copy of our proposed Amended and Restated Constitution attached as Appendix B to this Proxy Statement will become effective immediately following the confirmation of shareholder approval. If only certain of these proposals are approved by the shareholders, but one or more of such proposals are not approved by shareholders, then only the amendments to the Constitution that were approved by shareholders become effective.
Resolution
To consider and, if thought fit, to pass the following resolution as a special resolution:
RESOLVED, that for the purpose of section 136 of the Corporations Act and for all other purposes under the Corporations Act, the Constitution is amended as per the Miscellaneous Amendments as set forth in its entirety in the proposed Amended and Restated Constitution, and consist of all changes reflected in the proposed Amended and Restated Constitution other than those specifically proposed pursuant to Proposals 1 through 4 (inclusive) as attached as Appendix B to this Proxy Statement.
Vote Required
The affirmative vote of at least 75% of votes cast will be required by shareholders who are entitled to vote on the resolution to approve Proposal 5.
Proposal 5 is a “non-routine” matter on which a broker, bank or other nominee is not entitled to vote shares held on behalf of a beneficial owner without receiving voting instructions from the beneficial owner. Consequently, if you hold your shares in street name (such as through a brokerage account) and you do not instruct your broker, bank or other nominee on how to vote on this Proposal 5, a “broker non-vote” will occur with respect to Proposal 5. Abstentions, if any, and broker non-votes with respect to Proposal 5 are not treated as votes cast and will not be counted in determining the outcome of Proposal 5.
The Board unanimously recommends a vote FOR the approval of the Miscellaneous Amendments to the Constitution described in this Proxy Statement.

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Proposal 6: Approve IREN’s 2025 Omnibus Incentive Plan
Proposal
We are asking our shareholders to approve the IREN Limited 2025 Omnibus Incentive Plan (the “Omnibus Incentive Plan”), which was approved by the Board on September 21, 2025, subject to its approval by our shareholders. The Omnibus Incentive Plan has been established to replace, on a prospective basis, the 2023 Long-Term Incentive Plan (the “2023 LTIP”).
Background
The Omnibus Incentive Plan authorizes the issuance of equity and cash-based incentive awards to motivate and reward the performance of employees, directors and consultants for generating shareholder value over the long term, to encourage participation by employees, directors and consultants in the growth and success of IREN and to retain key talent. The Board believes that the adoption of the Omnibus Incentive Plan will enable us to attract and retain the best available talent to grow our business.
If approved by our shareholders, the Omnibus Incentive Plan will become effective as of the date of such shareholder approval and will replace the 2023 LTIP for any new grants made after the date of such shareholder approval. Accordingly, upon approval of the Omnibus Incentive Plan by our shareholders, (i) no further awards will be granted under the 2023 LTIP and (ii) any awards granted under the 2023 LTIP prior to the date the Omnibus Incentive Plan is approved by our shareholders will remain outstanding under the 2023 LTIP and will continue to vest and/or become exercisable in accordance with their original terms and conditions. Awards under the 2023 LTIP that are forfeited or cancelled will not be recycled or otherwise again become available for issuance under the Omnibus Incentive Plan or the 2023 LTIP.
Share Usage
The Board believes that the 2023 LTIP has contributed significantly to our success by enabling us to attract and retain the services of top-level talent. In connection with the design and adoption of the Omnibus Incentive Plan, the Board and the Compensation Committee carefully considered our anticipated future equity needs, our historical equity compensation practices and the advice of the Compensation Committee’s independent compensation consultant. The Compensation Committee also took into consideration the increasingly competitive labor market in which we compete for talent. The Board believes that the proposed share pool request represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities.
The Board recognizes the impact of dilution on our shareholders and has evaluated this share request carefully in the context of the need to motivate, retain and ensure that our leadership team and key employees are focused on our strategic priorities.
Summary of the Omnibus Incentive Plan
The following is a summary of the principal features of the Omnibus Incentive Plan. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the Omnibus Incentive Plan, a copy of which is attached as Appendix C to this Proxy Statement.
Types of Awards
Awards under the Omnibus Incentive Plan include stock options (including options intended to qualify as incentive stock options under Section 422 of the Code (“ISOs”) and non-qualified share options (“NSOs”)), share appreciation rights (“SARs”), restricted stock, restricted stock units (including TRSUs and PRSUs) (“RSUs”), performance awards, other cash-based awards and other share-based awards (together, the “Awards”).

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Plan Administration
The Omnibus Incentive Plan will be administered by the Board. To the extent permitted by applicable law, the Board may delegate some or all of its authority under the Omnibus Incentive Plan, including the authority to grant Awards (other than to participants covered by Section 16 of the Exchange Act), to a committee or subcommittee of the Board or to any other persons or groups of persons as it deems necessary, appropriate or advisable.
Eligibility
Employees, non-employee directors, consultants of IREN or any of its subsidiaries and any trust or estate planning or similar entity or vehicle controlled by an employee, non-employee director or consultant of IREN or any of its subsidiaries are eligible to be selected to participate in the Omnibus Incentive Plan. As of August 31, 2025, approximately 144 employees and four non-employee directors would be eligible to receive Awards under the Omnibus Incentive Plan.
The basis for participation in the Omnibus Incentive Plan is the Board’s decision, in its sole discretion, that an Award to an eligible person will further the purposes of the Omnibus Incentive Plan, including to attract and retain personnel, to provide additional incentive to employees, directors and consultants, and to promote the success of our business. In exercising its discretion, the Board will consider the recommendations of management and the purposes of the Omnibus Incentive Plan.
Authorized Shares
Subject to adjustment as described below and except for awards granted in assumption of, or in substitution for, an outstanding award previously granted by a company or other business acquired by IREN or with which IREN combines (“Substitute Awards”), the total number of ordinary shares authorized for issuance under the Omnibus Incentive Plan will not exceed 17.5 million shares (the “Omnibus Incentive Plan Share Pool”). The maximum number of shares that may be issued upon the exercise of ISOs under the Omnibus Incentive Plan will be equal to the Omnibus Incentive Plan Share Pool. The number of shares reserved for issuance under the Omnibus Incentive Plan will be increased automatically on the first day of each fiscal year of our company following the effective date of the plan by a number equal to the lesser of (i) 5% of the aggregate number of shares of all classes of our ordinary shares outstanding (on a fully diluted basis) on the last day of the immediately preceding fiscal year; and (ii) the number of shares determined by the Board in its discretion.
In general, to the extent that any Awards issued under the Omnibus Incentive Plan are forfeited, cancelled, expire or otherwise lapse or are settled, in whole or in part, without the issuance of shares, those shares will again become available for issuance under the Omnibus Incentive Plan. In addition, shares withheld in respect of taxes relating to an Award and shares tendered or withheld to pay the exercise or hurdle price of options or SARs will also become available for issuance under the Omnibus Incentive Plan.
Options
The Board is permitted to grant both ISOs and NSOs under the Omnibus Incentive Plan. The exercise price of a stock option may not be less than 100% of the fair market value (as defined in the Omnibus Incentive Plan) of a share of our ordinary shares on the grant date (other than in the case of Substitute Awards).
Share Appreciation Rights
The Board is permitted to grant SARs under the Omnibus Incentive Plan. The exercise or hurdle price of a SAR may not be less than 100% of the fair market value of a share of our ordinary shares on the grant date (other than in the case of Substitute Awards). Each SAR will expire no later than the tenth anniversary of the date the SAR is granted.

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Restricted Stock
The Board is permitted to grant restricted stock awards under the Omnibus Incentive Plan. A restricted stock award is an award of shares that is subject to restrictions placed on them by the Board. Restricted stock generally has the rights and privileges of a shareholder, including voting and dividend rights.
Restricted Stock Units
The Board is permitted to grant RSUs (including TRSUs and PRSUs) under the Omnibus Incentive Plan. An RSU is an award that is granted with respect to one share or has a value equal to the fair market value of one such share. RSUs may be paid in cash, shares, other Awards, other property or any combination thereof, as determined in the sole discretion of the Board.
Performance Awards
The Omnibus Incentive Plan permits the grant of performance-based stock and/or cash Awards. The Board may structure Awards so that shares, cash, and/or other property will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period determined by the Board.
Other Cash-Based and Other Share-Based Awards
The Board is permitted to grant other equity or equity-based Awards and other cash-based Awards on such terms and conditions as the Board will determine. For Awards in the nature of a purchase right, the purchase price therefore shall not be less than the fair market value of such shares on the date of grant of such right.
Changes in Capitalization
If, as a result of a change affecting IREN or its securities, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Omnibus Incentive Plan, the Board will, subject to the terms of the Omnibus Incentive Plan and applicable law, equitably adjust any or all of (i) the number and type of shares (or other securities) which thereafter may be made the subject of Awards under the Omnibus Incentive Plan (including the share limit and the ISO limit) and (ii) the terms and conditions of any outstanding Award, including the exercise price, the number or type of shares or other securities of IREN subject to outstanding Awards and/or other terms and conditions of outstanding Awards, including the performance criteria of any performance awards.
Effect of Termination of Service or a Change in Control
The Board may provide, by rule or regulation or in any applicable Award agreement, or may determine in any individual case, an Award may be exercised, settled, vested, paid, repurchased or forfeited in the event of a participant’s termination of service prior to the vesting, exercise or settlement of such Award.
Upon a Change in Control, the Board may take any one or more of the following actions with respect to any outstanding Award (which need not be uniform across Awards or participants): (i) continuation or assumption of Awards by the successor or surviving entity or its parent, (ii) substitution or replacement of Awards by the successor or surviving entity or its parent with cash, securities, rights or other property with substantially the same terms and value as such Awards, (iii) acceleration of the vesting and the lapse of any restrictions either upon termination of service under certain circumstances prior to or following the change in control or upon the failure of the successor or surviving entity to continue to assume such Awards, (iv) in the case of a performance Award, the determination of the level of attainment (or waiver) of the applicable performance condition(s), and (v) cancellation of such Award in consideration of a payment in cash, securities or other property or, in certain circumstances, for no consideration.

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Under the Omnibus Incentive Plan, a “change in control” generally means the occurrence of any of the following events, each as set forth in more detail in the Omnibus Incentive Plan:
•
any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)) becomes (in a single transaction or any series of transactions occurring during any twelve (12)-month period) the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of IREN representing more than fifty percent (50%) of the total voting power of IREN’s then-outstanding voting securities;

•
the individuals who are members of the Board of Directors as of the grant date of an award (the “Continuing Directors”) cease for any reason, during any twelve (12)-month period, to constitute at least fifty percent (50%) of the members of the Board of Directors; provided, however, that if the appointment of any new member of the Board of Directors was approved or recommended by a vote of the majority of the Continuing Directors, such new member shall, for purposes of the Omnibus Incentive Plan, be considered a Continuing Director;

•
IREN or any of its affiliates is merged, consolidated or amalgamated or reorganized with or involving any other “person” (as defined above) other than a merger, consolidation, or reorganization that results in the voting securities of IREN outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the combined voting power of the voting securities of IREN (or such surviving entity) outstanding immediately after such merger, consolidation, amalgamation or reorganization; or

•	IREN sells or disposes of more than 50% of IREN’s assets in one or a series of related transactions during any twelve (12)-month period.
Cancellation and Clawback
Under the Omnibus Incentive Plan, Awards (including any amounts or benefits arising from such Awards) will be subject to any clawback or recoupment arrangements or policies IREN has in place from time to time. In addition, the Board may, to the extent permitted by applicable law and stock exchange rules or by any applicable IREN policy or arrangement, and will, to the extent required by applicable law or stock exchange listing rules from time to time, cancel or require reimbursement of any Awards or any shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of shares underlying such Awards, including pursuant to any policies necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes.
Transferability
Unless determined otherwise by the Board, as required by applicable law or as otherwise set forth in the Omnibus Incentive Plan, no participant may assign, alienate, sell, or transfer, Awards under the Omnibus Incentive Plan other than by will, the laws of descent and distribution.
No Repricing Without Stockholder Approval
Except in connection with changes in capitalization (as described above) or with the approval of IREN’s shareholders, (i) the exercise or hurdle price of an outstanding option, SAR or similar Award may not be reduced; (ii) an outstanding option, SAR or similar Award may not be cancelled or substituted for an option or SAR with a lower exercise or hurdle price or for other Awards; or (iii) an option, SAR or similar Award with an exercise price above the current share price may not be cancelled in exchange for cash or other securities.

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Amendment
Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award agreement or in the Omnibus Incentive Plan, the Board may amend, alter, suspend, discontinue or terminate the Omnibus Incentive Plan or any portion thereof at any time; provided that no such amendment, alternation, suspension, discontinuation or termination shall be made without (i) shareholder approval if such approval is required by applicable law or the rules of the stock market or exchange on which the shares are principally quoted or trade or (ii) subject to limitations, the consent of the affected participant of the Omnibus Incentive Plan if such action would materially adversely affect the rights of such participant under any outstanding Award.
Term
The Omnibus Incentive Plan will become effective on the date on the shareholders approve the Omnibus Incentive Plan. No Award may be granted under the Omnibus Incentive Plan after the earliest to occur of (i) the tenth anniversary of the effective date, (ii) the maximum number of shares of our ordinary shares available for issuance under the Omnibus Incentive Plan have been issued, or (iii) the Board terminates the Omnibus Incentive Plan. Previously granted Awards are permitted to extend beyond the termination date of the Omnibus Incentive Plan.
U.S. Federal Income Tax Consequences
The information set forth below is a summary under current law of certain United States federal income tax consequences to IREN and participants who are citizens or individual residents of the United States relating to awards granted under the Omnibus Incentive Plan and does not purport to be complete. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Omnibus Incentive Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986 and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.
Non-statutory Stock Options
A participant generally will not recognize taxable income when granted a non-qualified stock option. When the participant exercises the stock option, he or she generally will recognize taxable ordinary income equal to the excess of the fair market value of the shares received on the exercise date over the aggregate exercise price of the shares. The participant’s tax basis in the shares acquired on exercise of the option will be increased by the amount of such taxable income. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income that the participant recognizes, subject to any limits imposed under Section 162(m) of the Code. When the participant sells the shares acquired on exercise, the participant generally will realize long-term or short-term capital gain or loss, depending on whether the participant holds the shares for more than one year before selling them.
Incentive Stock Options
A participant generally will not have taxable income when granted an ISO or when exercising the option. However, the exercise of an ISO may result in an alternative minimum tax liability to the employee. If the participant exercises the option and does not dispose of the shares until the later of two years after the grant date and one year after the exercise date, the entire gain, if any, realized when the participant sells the shares generally will be taxable as long-term capital gain. We generally will not be entitled to any corresponding tax deduction. If a participant disposes of the shares received upon exercise of an ISO within the one-year or two-year periods described above, it will generally be considered a “disqualifying disposition,” and the option will be treated as a non-statutory stock option for federal income tax purposes. Generally, if a participant exercises an ISO more than three months after the participant’s employment or service with us terminates, the option will be treated as a non-statutory stock option for federal income tax purposes. IREN is not allowed an income tax deduction with respect to the grant or exercise of an ISO or

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the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, IREN is generally allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder.
Stock Appreciation Rights
A participant generally does not recognize income at the time a SAR is granted. At the time cash or stock representing the amount of the appreciation is transferred to the participant pursuant to exercise of the SAR, the participant will generally be required to recognize as income an amount equal to the amount of cash or fair market value of the shares paid or transferred to the participant. Such amount will be taxable as ordinary income and IREN generally will be entitled to a corresponding tax deduction, subject to any limits imposed under Section 162(m) of the Code.
Restricted Stock
A participant generally will not recognize any income upon the receipt of unvested shares or restricted stock unless the participant elects under Section 83(b) of the Code, within 30 days after receipt of the shares, to recognize ordinary income in an amount equal to the fair market value of the shares at the time of receipt, less any amount paid for the shares, and IREN generally will be allowed a corresponding tax deduction at that time, subject to any limits imposed under Section 162(m) of the Code. A participant who makes the election will not be allowed a deduction for the value of any shares subsequently forfeited. A participant who does not make the election generally will recognize ordinary income on the date of the lapse of the restrictions applicable to the shares, which may be at the time of grant, in an amount equal to the fair market value of the shares on such date, less any amount paid for the shares. Generally, upon a sale or other disposition of restricted stock with respect to which a participant has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions previously lapsed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the basis in such shares. Any gain or loss recognized is generally treated as a capital gain or loss (short-term or long-term depending on the applicable holding period).
Restricted Stock Units
A participant generally does not recognize income at the time an RSU is granted. At the time of settlement of the award, the participant will generally recognize ordinary income equal to the fair market value of the RSUs at the time of settlement of the award, and IREN generally will be allowed a corresponding tax deduction at that time, subject to any limits imposed under Section 162(m) of the Code. Any gain or loss recognized upon a subsequent sale or exchange of the shares (if settled in shares) is generally treated as a capital gain or loss (short-term or long-term depending on the applicable holding period).
Section 162(m) of the Code
Section 162(m) of the Code generally limits the federal income tax deduction for compensation paid to “covered employees” (currently the Co-Chief Executive Officers and the Chief Financial Officer) to $1,000,000. Thus, certain compensation attributable to Awards may be nondeductible to us due to the application of Section 162(m) of the Code.
Registration with the SEC
If our shareholders approve the Omnibus Incentive Plan, IREN will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the shares available for issuance under the Omnibus Incentive Plan.
New Plan Benefits
A new plan benefits table for the Omnibus Incentive Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2025 Plan if the 2025 Plan was then in effect, as described in SEC rules, are not provided because all Awards made under the

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Omnibus Incentive Plan will be made at the discretion of the Board (or the Compensation Committee thereof), subject to the terms of the Omnibus Incentive Plan. Therefore, the benefits and amounts that will be received or allocated under the Omnibus Incentive Plan are not determinable at this time. However, please refer to the Summary Compensation Table above, which sets forth certain information regarding awards granted to our NEOs during the last completed fiscal year under the 2023 LTIP. Please also see the Non-Employee Director Compensation table above, which sets forth certain information regarding awards granted to our non-employee directors under the 2023 LTIP during the last completed fiscal year.
Equity Compensation Plan Information
The following table presents certain information with respect to our equity compensation plans as of June 30, 2025:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options and Restricted Stock Units (#)	(b) Weighted-Average Exercise Price of Outstanding Options ($)	(c) Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
Equity compensation plans approved by stockholders	-	-	-
Equity compensation plans not approved by stockholders	29,604,388	$47.07	9,870,552
Total	29,604,388	$47.07	9,870,552

Resolution
To consider and, if thought fit, to pass the following resolution as an ordinary resolution:
RESOLVED, that, approval is given for IREN to adopt the Omnibus Incentive Plan, on the terms and conditions set out in this Proxy Statement.
Vote Required
The affirmative vote of a majority of votes cast will be required to approve Proposal 6.
Proposal 6 is a “non-routine” matter on which a broker, bank or other nominee is not entitled to vote shares held on behalf of a beneficial owner without receiving voting instructions from the beneficial owner. Consequently, if you hold your shares in street name (such as through a brokerage account) and you do not instruct your broker, bank or other nominee on how to vote on this Proposal 6, a “broker non-vote” will occur with respect to Proposal 6. Abstentions, if any, and broker non-votes with respect to Proposal 6 are not treated as votes cast and will not be counted in determining the outcome of Proposal 6.
As Proposal 6 is connected directly or indirectly with the remuneration of members of IREN's key management personnel, Australian law imposes additional restrictions on proxy voting by IREN’s key management personnel or their closely related parties if the proxy appointment does not specify the way the proxy is to vote this resolution. See “What are the Board’s recommendations on how to vote my shares?” in the section “General Information about the Annual General Meeting” below for further details.
The Board unanimously recommends a vote FOR the approval of the IREN Limited 2025 Omnibus Incentive Plan for employees and directors described in this Proxy Statement.

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Proposal 7: Approve the repurchase by IREN of its ordinary shares pursuant to the Prepaid Forward Transactions
Proposal
We are asking our shareholders to approve the repurchase by IREN of its ordinary shares pursuant to the Prepaid Forward Transactions, which was approved by the Board on December 3, 2024 and June 9, 2025, subject to approval by our shareholders.
Under Australian law (unlike in Delaware), a company must not acquire shares in itself without satisfying an exception. One exception is achieved by obtaining shareholder approval. IREN may elect to acquire shares in itself from the counterparty to the Prepaid Forward Transaction, if it can obtain shareholder approval to do so. Otherwise, those transactions are to be settled in cash. This proposal would provide that shareholder approval. The Board believes this proposal to be in the best interests of IREN and its shareholders because it provides flexibility for either share settlement or cash settlement of the Prepaid Forward Transactions, which is beneficial for the reasons set out below.
Background
In connection with IREN’s issuance of its 3.25% convertible senior notes due 2030 and its 3.50% convertible senior notes due 2029, IREN entered into certain prepaid forward transactions (the “Prepaid Forward Transactions”) with Citibank, N.A. (“Citi”) on December 3, 2024 and June 10, 2025, respectively. The Prepaid Forward Transactions are governed by separate confirmations entered into with Citi (each, a “Forward Confirmation”) and relate to 5,701,203 and 8,817,900 of IREN’s ordinary shares, respectively (representing, in the aggregate, 5.3% of IREN’s 271,980,494 ordinary shares on issue as of August 31, 2025). The Prepaid Forward Transactions were intended to facilitate privately negotiated derivative transactions, including swaps, between Citi or its affiliates and investors in IREN’s relevant convertible notes transactions, by which investors were able to establish short positions relating to IREN’s ordinary shares and otherwise hedge their investments in the convertible notes.
Pursuant to the terms of each Forward Confirmation, IREN will purchase the relevant number of shares to which such Forward Confirmation relates, for settlement on a specified date in 2029 and 2030 (subject to earlier settlement in certain circumstances, in whole or in part at Citi’s election). IREN prepaid in full the purchase price for the ordinary shares to which each Forward Confirmation relates, and has no additional cash payment obligations in connection with any settlement of either Prepaid Forward Transaction. However, each Prepaid Forward Transaction will be solely cash settled, and IREN will not be permitted to take delivery of any of its ordinary shares thereunder, unless and until IREN receives shareholder approval to repurchase its ordinary shares pursuant to the terms of the relevant Forward Confirmation.
This shareholder approval is being sought to allow flexibility for IREN to take delivery of its ordinary shares under the terms of the Forward Confirmations at any settlement thereof, including any early settlement at Citi’s election. If the shareholder approval is not obtained, IREN will not be able to take delivery of the ordinary shares and would need to cash settle each Prepaid Forward Transaction at final settlement thereof in 2029 and 2030. Such cash settlement would likely require a sale of IREN’s ordinary shares owned at such time by Citi pursuant to a registration statement; these sales would generate the cash that Citi would pay to IREN. Accordingly, the Board believes this proposal is in the best interests of IREN and its shareholders in order to allow flexibility for settlement of the Prepaid Forward Transactions through delivery of its ordinary shares which may help mitigate dilution to its ordinary shares that may otherwise occur as a result of its convertible notes, and may also avoid the burden of facilitating a registered offering by Citi of IREN’s ordinary shares. The shareholder approval is valid for 12 months following receipt of shareholder approval, and IREN is not obliged to buy back any shares during this time period. Any shares bought back will be cancelled. The re-purchase of shares is not expected to have any material impact on control of the IREN.
Resolution
To consider and, if thought fit, to pass the following resolution as special resolution:

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RESOLVED, that for the purpose of section 257D of the Corporations Act and for all other purposes under the Corporations Act, approval be given for IREN to conduct a selective buyback of up to 14,519,103 fully paid ordinary Shares from Citibank, N.A. and as detailed in this Proxy Statement.
Vote Required
The affirmative vote of at least 75% of votes cast will be required by shareholders who are entitled to vote on the resolution to approve Proposal 7. Certain shareholders, defined below as “excluded shareholders,” are not permitted to vote on this proposal.
Note Regarding Proposal 7: For the purpose of Proposal 7, an “excluded shareholder” is (i) a “selling shareholder” with respect to the Prepaid Forward Transactions, or (ii) an “associated person” of a selling shareholder with respect to the Prepaid Forward Transactions. For the purposes of Proposal 7, the only “selling shareholder” with respect to the Prepaid Forward Transactions is Citibank, N.A. A shareholder will be an “associated person” of a selling shareholder if they (i) are a body corporate that such selling shareholder controls, (ii) a body corporate that controls such selling shareholder, (iii) a body corporate that is controlled by an entity that controls such selling shareholder, (iv) a person that has, or proposes to enter into a, a relevant agreement for the purpose of controlling or influencing the composition of such selling shareholder’s board or conduct of its affairs, or (v) a person acting, or proposing to act, in concert with the selling shareholder in relation to its affairs.
If you are an “excluded shareholder” with respect to Proposal 7, you are not permitted to vote your ordinary shares for Proposal 7. By voting your shares with respect to Proposal 7, you will be deemed to represent and warrant to IREN that you are not an “excluded shareholder” with respect to Proposal 7.
Proposal 7 is a “non-routine” matter on which a broker, bank or other nominee is not entitled to vote shares held on behalf of a beneficial owner without receiving voting instructions from the beneficial owner. Consequently, if you hold your shares in street name (such as through a brokerage account) and you do not instruct your broker, bank or other nominee on how to vote on this Proposal 7, a “broker non-vote” will occur with respect to Proposal 7. Abstentions, if any, and broker non-votes with respect to Proposal 7 are not treated as votes cast and will not be counted in determining the outcome of Proposal 7.
The Board unanimously recommends a vote FOR the approval of the repurchase of ordinary shares pursuant to the Prepaid Forward Transactions described in this Proxy Statement.

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Proposal 8: Approve the repurchase by IREN of its ordinary shares pursuant to the Capped Call Transactions
Proposal
We are asking our shareholders to approve the repurchase by IREN of its ordinary shares pursuant to the Capped Call Transactions, which was approved by the Board on December 3, 2024 and June 9, 2025, subject to approval by our shareholders.
Under Australian law (unlike in Delaware), a company must not acquire shares in itself without satisfying an exception. One exception is achieved by obtaining shareholder approval. IREN may elect to acquire shares in itself from the counterparties to the Capped Call Transactions, if it can obtain shareholder approval to do so. Otherwise, those transactions are to be settled in cash. This proposal would provide that shareholder approval. The Board believes this proposal to be in the best interests of IREN and its shareholders because it provides flexibility for either share settlement or cash settlement of the Capped Call Transactions, which is beneficial for the reasons set out below.
Background
In connection with IREN’s issuance of its 3.25% convertible senior notes due 2030, IREN entered into separate capped call option transactions with each of Citibank, N.A., Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, and Wells Fargo Bank, National Association (the “December 2024 Capped Call Transactions”). In addition, in connection with IREN’s issuance of its 3.50% convertible senior notes due 2029, IREN entered into separate capped call option transactions with each of Citibank, N.A., Mizuho Markets Americas LLC, and J.P. Morgan Securities LLC (the “June 2025 Capped Call Transactions” and, together with the December 2024 Capped Call Transactions, the “Capped Call Transactions”).
The Capped Call Transactions are call options purchased by IREN on IREN’s ordinary shares. IREN paid the premia for the Capped Call Transactions in full, and each Capped Call Transaction will be “net” settled, meaning IREN has no cash payment or other obligation in respect of any future exercise or termination thereof.
The December 2024 Capped Call Transactions have a strike price of $16.8090 per ordinary share, subject to a cap of $25.8600 per ordinary share, and expire in May and June of 2030, at which time they will be automatically exercised to the extent they are in-the-money. The June 2025 Capped Call Transactions have a strike price of $13.6370 per ordinary share, subject to a cap of $20.9800 per ordinary share, and expire in November and December of 2029, at which time they will be automatically exercised to the extent they are in-the-money. However, in certain circumstances, including upon any early conversion, redemption, repurchase or exchange of the related convertible notes, IREN has the right to cause an early termination and settlement of a corresponding portion of the applicable Capped Call Transactions. The December 2024 Capped Call Transactions relate to an aggregate of 26,176,436 of IREN’s ordinary shares (subject to adjustment pursuant to the terms thereof), and the June 2025 Capped Call Transactions relate to an aggregate of 40,331,445 of IREN’s ordinary shares (subject to adjustment pursuant to the terms thereof). In each case, such number of shares is the same number of shares that underlies the applicable series of IREN’s convertible notes.
The Capped Call Transactions were entered into to reduce the potential dilution to IREN’s ordinary shares upon any conversion of its convertible notes and/or to offset any potential cash payments IREN is required to make in excess of the principal amount of converted notes, as the case may be, with such offset and/or reduction subject to a cap price. However, the Capped Call Transactions will be solely cash settled upon any exercise and settlement or early termination and settlement unless and until IREN receives shareholder approval to repurchase its ordinary shares pursuant to the terms of the Capped Call Transactions. As a result, unless and until IREN obtains the requisite shareholder approval, IREN will only be able to receive cash from the Capped Call Dealers upon any such settlement of the Capped Call Transactions. IREN is seeking this shareholder approval in order to allow it to receive its ordinary shares from the Capped Call Dealers upon the exercise and settlement or termination and settlement of any Capped Call Transaction, in

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order to provide IREN the flexibility to choose whether it will receive cash or ordinary shares upon any such settlement. Since it is in IREN’s discretion (i) to receive cash or ordinary shares upon settlement of any Capped Call transactions; and (ii) the timing and quantum of any such settlement, any material effect on the control of IREN is uncertain. The Board believes this proposal is in the best interests of IREN and its shareholders because the ability to choose to receive ordinary shares upon any such settlement will allow IREN more flexibility to manage dilution to its ordinary shares that may otherwise occur as a result of the existence of its convertible notes. The shareholder approval is valid for 12 months following receipt of shareholder approval, and IREN is not obliged to buy back any shares during this time period. Any shares bought back will be cancelled. The re-purchase of shares is not expected to have any material impact on control of the IREN.
Resolution
To consider and, if thought fit, to pass the following resolution as special resolution:
RESOLVED, that for the purpose of section 257D of the Corporations Act and for all other purposes under the Corporations Act, approval be given for IREN to conduct a selective buyback of up to 66,507,881 fully paid ordinary Shares from each of Citibank, N.A., J.P. Morgan Securities LLC, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, and Wells Fargo Bank, National Association and as detailed in this Proxy Statement.
Vote Required
The affirmative vote of at least 75% of votes cast will be required by shareholders who are entitled to vote on the resolution to approve Proposal 8. Certain shareholders, defined below as “excluded shareholders,” are not permitted to vote on this proposal.
Note Regarding Proposal 8: For the purpose of Proposal 8, an “excluded shareholder” is (i) a “selling shareholder” with respect to the Capped Call Transactions, or (ii) an “associated person” of a selling shareholder with respect to the Capped Call Transactions. For purposes of Proposal 8, each of the following will constitute a “selling shareholder” with respect to the Capped Call Transactions: Citibank, N.A., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, and Wells Fargo Bank, National Association. A shareholder will be an “associated person” of a selling shareholder if they (i) are a body corporate that such selling shareholder controls, (ii) a body corporate that controls such selling shareholder, (iii) a body corporate that is controlled by an entity that controls such selling shareholder, (iv) a person that has, or proposes to enter into a, a relevant agreement for the purpose of controlling or influencing the composition of such selling shareholder’s board or conduct of its affairs, or (v) a person acting, or proposing to act, in concert with the selling shareholder in relation to its affairs.
If you are an “excluded shareholder” with respect to Proposal 8, you are not permitted to vote your ordinary shares for Proposal 8. By voting your shares with respect to Proposal 8, you will be deemed to represent and warrant to IREN that you are not an “excluded shareholder” with respect to Proposal 8.
Proposal 8 is a “non-routine” matter on which a broker, bank or other nominee is not entitled to vote shares held on behalf of a beneficial owner without receiving voting instructions from the beneficial owner. Consequently, if you hold your shares in street name (such as through a brokerage account) and you do not instruct your broker, bank or other nominee on how to vote on this Proposal 8, a “broker non-vote” will occur with respect to Proposal 8. Abstentions, if any, and broker non-votes with respect to Proposal 8 are not treated as votes cast and will not be counted in determining the outcome of Proposal 8.
The Board unanimously recommends a vote FOR the approval of the repurchase of ordinary shares pursuant to the Capped Call Transactions described in this Proxy Statement.

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Proposal 9: Approve an advisory vote on executive compensation (the “say-on-pay” vote)
Proposal
We are asking our shareholders to vote to approve, on a non-binding advisory basis, the compensation of our NEOs for Fiscal 2025 as described in this Proxy Statement, in accordance with the requirements of Section 14A of the Exchange Act.
Background
Section 14A of the Exchange Act requires IREN to provide an advisory stockholder vote to approve the compensation of our NEOs, as such compensation is disclosed pursuant to the disclosure rules of the SEC. Accordingly, we are providing our shareholders with the opportunity to cast an advisory vote on compensation of our NEOs in Fiscal 2025 as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures.
This proposal, commonly known as a “say on pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation as a whole. This vote is not intended to address any specific element of compensation but rather the overall compensation of our named officers and the philosophy, policies and practices described in this Proxy Statement. The Board and our Compensation Committee believe that these policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program objectives.
Although, as an advisory vote, this proposal is not binding upon IREN, the Board, or the Compensation Committee, which is responsible for making decisions regarding the amount and form of compensation paid to our NEOs, will carefully consider the shareholder vote on this matter, along with all other expressions of shareholder views it receives on specific policies and desirable action. To help ensure that all shareholder views are well understood by the Board, we also encourage shareholders to use any of a number of direct communication mechanisms to effectively raise specific issues or concerns with regard to our executive compensation principles and practices.
Resolution
To consider and, if thought fit, to pass the following resolution as an ordinary resolution:
RESOLVED, that the compensation paid to IREN’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure is hereby APPROVED.
Vote Required
The affirmative vote of a majority of votes cast will be required to approve this non-binding advisory proposal.
Proposal 9 is a “non-routine” matter on which a broker, bank or other nominee is not entitled to vote shares held on behalf of a beneficial owner without receiving voting instructions from the beneficial owner. Consequently, if you hold your shares in street name (such as through a brokerage account) and you do not instruct your broker, bank or other nominee on how to vote on this Proposal 9, a “broker non-vote” will occur with respect to Proposal 9. Abstentions, if any, and broker non-votes with respect to Proposal 9 are not treated as votes cast and will not be counted in determining the outcome of Proposal 9.
While we intend to carefully consider the voting results of this proposal, this vote is advisory and therefore not binding on IREN, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our shareholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider those shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

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As Proposal 9 is connected directly or indirectly with the remuneration of members of IREN’s key management personnel, Australian law imposes additional restrictions on proxy voting by IREN's key management personnel or their closely related parties if the proxy appointment does not specify the way the proxy is to vote this resolution. See “What are the Board’s recommendations on how to vote my shares?” in the section “General Information about the Annual General Meeting” below for further details.
The Board unanimously recommends a vote FOR the approval of the advisory vote on executive compensation.

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Proposal 10: Approve an advisory vote on the frequency of future advisory votes on executive compensation
Proposal
As described in Proposal 9 above, we are providing our shareholders with the opportunity to cast an advisory vote on the compensation of IREN’s NEOs.
Background
Section 14A of the Exchange Act requires IREN, at least once every six years, to allow our shareholders the opportunity to cast an advisory vote on how often we should seek future advisory votes on the compensation of IREN’s NEOs in our proxy materials for future shareholder meetings. Under this proposal, shareholders may vote to have the “say-on-pay” vote every year, every two years or every three years, or may abstain from voting.
After careful consideration, the Board believes that submitting the advisory vote on executive compensation on an annual basis is appropriate for our company and its shareholders at this time. This determination by the Board was influenced by the fact that meaningful portions of the compensation of our NEOs are evaluated, adjusted and approved on an annual basis, even though our compensation policies and practices are designed to incentivize our NEOs to build long-term shareholder value. As part of the annual compensation review process, the Board believes that shareholder perspectives should be a factor that is taken into consideration by the Board and the Compensation Committee in making decisions with respect to executive compensation. By providing an advisory vote on executive compensation on an annual basis, our shareholders will be able to provide IREN with direct input on our compensation philosophy, policies and practices as disclosed in the Proxy Statement each year. We understand that our shareholders may have different views as to what is the best approach for IREN, and we look forward to hearing from our shareholders on this agenda item every year. Accordingly, the Board recommends that the advisory vote on executive compensation be held every year.
Resolution
This advisory vote gives you as a shareholder the opportunity to vote on the frequency of advisory votes on executive compensation for IREN’s NEOs through the following ordinary resolution:
RESOLVED, that the shareholders wish IREN to include an advisory vote on the compensation of IREN’s NEOs pursuant to Rule 14a-21(b) of the Exchange Act:
•	Every Year;
•	Every Two Years;
•	Every Three Years; or
•	Abstain.
Vote Required
The affirmative vote of a majority of votes cast will be required to approve this proposal. If no option receives majority support, the frequency receiving the greatest number of votes will be deemed to be the frequency preferred by the shareholders.
Proposal 10 is a “non-routine” matter on which a broker, bank or other nominee is not entitled to vote shares held on behalf of a beneficial owner without receiving voting instructions from the beneficial owner. Consequently, if you hold your shares in street name (such as through a brokerage account) and you do not instruct your broker, bank or other nominee on how to vote on this Proposal 10, a “broker non-vote” will occur with respect to Proposal 10. Abstentions, if any, and broker non-votes with respect to Proposal 10 are not treated as votes cast and will not be counted in determining the outcome of Proposal 10.

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While we believe that a vote of every year is the best choice for us, you are not voting to approve or disapprove our recommendation of every year, but rather to make your own choice among a vote of once every year, every two years or every three years. You may also abstain from voting on this proposal.
This vote is advisory and therefore not binding on IREN, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our shareholders will consider the outcome of the vote when making future decisions regarding the frequency of holding future shareholder advisory votes on the compensation of our NEOs.
As Proposal 10 is connected directly or indirectly with the remuneration of members of IREN’s key management personnel, Australian law imposes additional restrictions on proxy voting by IREN’s key management personnel or their closely related parties if the proxy appointment does not specify the way the proxy is to vote this resolution. See “What are the Board’s recommendations on how to vote my shares?” in the section “General Information about the Annual General Meeting” below for further details.
The Board unanimously recommends a vote for “EVERY YEAR” as to the advisory vote on the frequency of future advisory votes on executive compensation.

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Audit and Risk Committee Matters
Audit and Risk Committee Pre-Approval Policies and Procedures
IREN’s Audit and Risk Committee has established pre-approval policies and procedures applicable to all services provided by IREN’s independent registered public accounting firm, pursuant to which the Audit and Risk Committee reviewed for approval each particular service expected to be provided. In connection with that review, the Audit and Risk Committee is provided with detailed information so that it can make well-reasoned assessments of the impact of the services on the independence of the independent auditor. All the services shown in the table below were approved by the Audit and Risk Committee in accordance with these pre-approval policies and procedures.
Audit and Non-Audit Services
Raymond Chabot Grant Thornton (“RCGT”) was IREN’s independent registered public accounting firm for each of the fiscal years ended June 30, 2025 and 2024. Representatives from RCGT are not expected to be present at the AGM. Fees incurred by IREN and its subsidiaries for professional services rendered by RCGT with respect to the fiscal years ended June 30, 2025 and 2024 were as follows:

Description	2025 (in thousands)	2024 (in thousands)
Audit Fees	2,688	912
Audit-Related Fees	86	102
Tax Fees	-	-
All Other Fees	-	-
Total	2,774	1,014

Audit Services
Audit fees for the fiscal years ended June 30, 2025, and 2024 include fees for the audit of our annual consolidated financial statements and review work. This category also includes services that the independent accountant generally provides, such as consents and assistance with and review of documents filed with the SEC.
Audit Related Services
Audit related fees for the fiscal year ended June 30, 2025 and June 30, 2024 relate to professional services provided in connection with financing initiatives associated with at-the-market (ATM) offerings and convertible offerings.
All Other Services
All other fees in the fiscal years ended June 30, 2025 and 2024 related to services in connection with non-audit compliance work.

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Report of the Audit and Risk Committee
The Audit and Risk Committee has reviewed and discussed our audited financial statements for the fiscal year ended June 30, 2025 with our management. In addition, the Audit and Risk Committee has discussed with RCGT, our independent registered public accounting firm, the matters required to be discussed by standards promulgated by the American Institute of Certified Public Accountants and the Public Company Accounting Oversight Board, or PCAOB, including PCAOB Auditing Standard No. 1301 “Communications with Audit and Risk Committee.” The Audit and Risk Committee also has received the written disclosures and the letter from RCGT as required by the applicable requirements of the PCAOB and SEC rules regarding the independent accountant’s communications with the audit committee concerning independence, and the Audit and Risk Committee has discussed with RCGT the independence of RCGT.
Based on the Audit and Risk Committee’s review of the matters noted above and its discussions with our independent accountants and our management, the Audit and Risk Committee recommended to the Board that the financial statements be included in our 2025 Annual Report on Form 10-K.
Respectfully submitted by the members of the Audit and Risk Committee of the Board of Directors:
•	Sunita Parasuraman, Chair
•	Michael Alfred
•	David Bartholomew
•	Christopher Guzowski
Australian Statutory Auditor
Section 327B of the Corporations Act 2001 (Cth) requires that any public company incorporated under the laws of Australia must appoint a statutory auditor, registered with the Australian Securities and Investments Commission, at its first annual general meeting. IREN appointed Byrons Audit as its Australian statutory auditor at its first annual general meeting in 2022 and Byrons Audit continues to act as IREN’s Australian statutory auditor that is responsible for auditing IREN’s Australian audited financial statements. Representatives from Byrons Audit are expected to be in attendance at the AGM.

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General Information About the Annual General Meeting
Questions and Answers About Voting
Why am I receiving these materials?
IREN’s Board is soliciting your vote by proxy at the AGM. This Proxy Statement includes information that we are required to provide to you under the rules of the SEC and is designed to assist you in voting your shares.
Why did I receive a notice in the mail regarding the notice of internet availability of proxy materials instead of a full set of proxy materials?
In accordance with the SEC rules, we may furnish proxy materials, including this Proxy Statement and our 2025 Annual Report, to our shareholders by providing access to such documents on the internet instead of mailing printed copies. Accordingly, we are sending the Notice of Internet Availability to our shareholders of record and beneficial shareholders as of the close of business on    , 2025, which is the record date for the AGM.
Can I access IREN’s proxy materials and Annual Report electronically?
The Notice of Internet Availability and proxy card or voting instruction form you received will contain instructions to view the proxy materials and 2025 Annual Report on the internet. Electronic copies of the Proxy Statement and the 2025 Annual Report are available at www.proxyvote.com.
How can I sign up for the electronic proxy delivery service?
The Notice of Internet Availability and proxy card or voting instruction form included with the proxy materials will contain instructions on how to request electronic delivery of future proxy materials. Choosing to receive your future proxy materials by email will eliminate the cost of printing and mailing documents and will reduce the associated environmental impact. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
What is the record date for the AGM?
The Board has determined that the persons entitled to receive notice of the AGM are those who are registered shareholders of IREN at     (ET) on    , 2025. In accordance with Regulation 7.11.37 of the Corporations Regulations 2001 (Cth) (Australia) those who are registered shareholders on the transfer books of IREN at (AEDT) on    , 2025, being     (ET) on    ,2025, are also eligible to vote. Accordingly, transfers by such registered shareholders that are registered after that time will be disregarded in determining entitlements to attend and vote at the AGM.
Can I vote at the AGM?
You may vote your shares electronically at the AGM by using the control number on your Notice of Internet Availability, proxy card, or voting instruction form and following the instructions at www.virtualshareholdermeeting.com/IREN2025. If you have already voted previously by telephone or internet, there is no need to vote again at the AGM unless you wish to revoke and change your vote.
Can I vote by telephone or internet?
For beneficial shareholders with shares registered in the name of a brokerage firm or bank, a number of brokerage firms and banks offer telephone and internet voting options. Shareholders should refer to the voting instruction form provided by their brokerage firm or bank for instructions on the voting methods they offer. Registered shareholders with shares registered directly in their names with our transfer agent will also be able to vote by telephone and internet. Submitting a telephonic or internet proxy will not affect your right

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to vote electronically at the AGM should you decide to attend the AGM. The telephone and internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.
The accompanying proxy card or voting instruction form provides instructions on how to vote via the internet or by telephone.
How will my proxy be voted?
The proxy accompanying this Proxy Statement is solicited on behalf of the Board for use at the AGM. Shareholders are requested to vote via the internet or by telephone, or, if you received printed proxy materials, by completing, dating, and signing the accompanying proxy and promptly returning it in the enclosed envelope. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. Signed proxies that give no instructions as to how they should be voted on a particular proposal at the AGM will be voted (subject to the next paragraph) in accordance with the recommendation of the Board set forth in this Proxy Statement: in the case of each amendment to the Constitution, as a vote “FOR” the approval of each amendment; in the case of the new Omnibus Incentive Plan, as a vote “FOR” the approval of such plan; in the case of each share repurchase, as a vote “FOR” the approval of each repurchase; in the case of the advisory vote on the compensation program for our NEOs, as a vote “FOR” the approval of the program; in the case of the advisory vote on the frequency of the NEO compensation vote, as a vote for a frequency of “EVERY YEAR”.
Key management personnel of IREN and their closely related parties are not permitted to vote as a proxy on: the IREN Limited 2025 Omnibus Incentive Plan (Proposal 6); the advisory vote on executive compensation (Proposal 9); or the advisory vote on the frequency of future advisory votes on executive compensation (Proposal 10) unless:
•	the proxy is voted in accordance with a direction given to them specifying how to vote; or
•
the proxy is given to the Chair under an express authorisation in the proxy appointment to exercise the proxy as the Chair decides, even though Proposal 6, Proposal 9 and Proposal 10 are connected with the remuneration of IREN's key management personnel.

What are the Board’s recommendations on how to vote my shares?
The Board recommends a vote FOR the following Proposals:
•	Proposal 1: Approve an amendment to IREN’s constitution to align the quorum requirement to conduct shareholder meetings with Nasdaq rules
•	Proposal 2: Approve an amendment to IREN’s constitution to provide for director elections at each annual general meeting
•	Proposal 3: Approve an amendment to IREN’s constitution to add a forum selection provision
•	Proposal 4: Approve an amendment to IREN’s constitution to update the advance notice provisions for universal proxies
•	Proposal 5: Approve amendments to IREN’s constitution to implement miscellaneous changes
•	Proposal 6: Approve IREN’s 2025 Omnibus Incentive Plan
•	Proposal 7: Approve the repurchase by IREN of its ordinary shares pursuant to the Prepaid Forward Transactions
•	Proposal 8: Approve the repurchase by IREN of its ordinary shares pursuant to the Capped Call Transactions

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•	Proposal 9: Approve an advisory vote on executive compensation (the “say-on-pay” vote)
•	Proposal 10: Approve an advisory vote on the frequency of future advisory votes on executive compensation
Additionally, if other matters are presented at the AGM, the persons named in the proxy card or voting instruction form as proxy holders are authorized to vote on the additional matters as they determine.
Who pays the cost for soliciting proxies by IREN?
Proxy materials are being distributed to shareholders beginning    , 2025. Certain officers, directors, employees and agents of IREN, may solicit proxies by telephone, emails, or other personal contact. We will bear the cost for the solicitation of the proxies, including postage, printing, and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of ordinary shares.
What is householding?
Some banks, brokers and other nominee record holders may be “householding” our proxy statements, annual reports and related materials. “Householding” means that only one copy of these documents may have been sent to multiple shareholders in one household. If you would like to receive your own set of IREN’s proxy statements, annual reports and related materials, or if you share an address with another IREN shareholder and together both of you would like to receive only a single set of these documents, you may (1) notify your bank, broker or other nominee, or (2) direct your written request to our Investor Relations Department at ir@iren.com.
May I change my vote?
If you are a registered shareholder, you may change your vote or revoke your proxy at any time before it is voted by notifying the Secretary in writing, by returning a signed proxy with a later date, by submitting an electronic proxy as of a later date or by virtually attending the AGM and voting online during the AGM. If your shares are held in “street name,” you must follow the instructions from your bank, broker or other nominee for instructions on changing your vote.
What constitutes a quorum?
Under the Constitution, the AGM will be properly convened if at least two members are present (which must include each holder of a B Class share, to the extent such holder is entitled to vote on one or more resolutions at the relevant meeting) and entitled to vote. In addition, under Nasdaq Rule 5620(c), shareholders holding not less than 33 1/3% of the voting power of the shares issued and outstanding and entitled to vote at a company’s annual meeting must be present in order to proceed. The Constitution also provides that, if a provision of the Constitution is not consistent with the listing rules of a stock exchange upon which IREN is listed, then the Constitution is deemed not to contain that provision to the extent of the inconsistency. Accordingly, the quorum requirements in both the Constitution and Rule 5620(c) of the Nasdaq rules must be satisfied in order for the AGM to be properly convened.
In determining whether a quorum is present, an individual attending in more than one capacity is to be counted only once and if a member has appointed more than one corporate representative, proxy or attorney, only one is to be counted.
Abstentions and broker non-votes will qualify for determining whether there is a quorum.

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What vote is required to approve each item?

Proposal	Voting requirement	Effect of abstentions	Effect of broker non-votes
Proposal 1: Approve an amendment to IREN’s constitution to align the quorum requirement to conduct shareholder meetings with Nasdaq rules	75% of the votes cast are in favor of the resolution	No effect on outcome	No effect on outcome
Proposal 2: Approve an amendment to IREN’s constitution to provide for director elections at each annual general meeting	75% of the votes cast are in favor of the resolution	No effect on outcome	No effect on outcome
Proposal 3: Approve an amendment to IREN’s constitution to add a forum selection provision	75% of the votes cast are in favor of the resolution	No effect on outcome	No effect on outcome
Proposal 4: Approve an amendment to IREN’s constitution to update the advance notice provisions for universal proxies	75% of the votes cast are in favor of the resolution	No effect on outcome	No effect on outcome
Proposal 5: Approve amendments to IREN’s constitution to implement miscellaneous changes	75% of the votes cast are in favor of the resolution	No effect on outcome	No effect on outcome
Proposal 6: Approve IREN’s 2025 Omnibus Incentive Plan	Majority of the votes cast are in favor of the resolution	No effect on outcome	No effect on outcome
Proposal 7: Approve the repurchase by IREN of its ordinary shares pursuant to the Prepaid Forward Transactions	75% of the votes cast are in favor of the resolution; certain “excluded shareholders” as described under “Proposal 7” are not permitted to vote	No effect on outcome	No effect on outcome
Proposal 8: Approve the repurchase by IREN of its ordinary shares pursuant to the Capped Call Transactions	75% of the votes cast are in favor of the resolution; certain “excluded shareholders” as described under “Proposal 8” are not permitted to vote	No effect on outcome	No effect on outcome
Proposal 9: Approve an advisory vote on executive compensation (the “say-on-pay” vote)	Majority of the votes cast are in favor of the resolution	No effect on outcome	No effect on outcome

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Proposal	Voting requirement	Effect of abstentions	Effect of broker non-votes
Proposal 10: Approve an advisory vote on the frequency of future advisory votes on executive compensation
The affirmative vote of a majority of votes cast will be required to approve this proposal. If no option receives majority support, the frequency receiving the greatest number of votes will be deemed to be the frequency preferred by the shareholders.
		No effect on outcome	No effect on outcome

How is the vote counted?
Votes cast by proxy or at the AGM will be counted by the persons appointed by IREN to act as tellers for the AGM.
Stock exchange rules generally permit a broker, bank or other nominee to vote shares held in a brokerage account on routine matters if the broker, bank or other nominee does not receive voting instructions from you, but they will not have discretion to vote your shares on non-routine matters. None of the proposals at this AGM are routine. When the broker, bank or other nominee is unable to vote on a proposal because the proposal is not routine and you do not provide any voting instructions, a “broker non-vote” occurs, and, as a result, your shares will not be voted on these proposals.
If you do not indicate whether or not you are a selling shareholder or an associate of a selling shareholder with respect to Proposals 7 or 8 by marking “YES” or NO” on the proxy card or voting instruction form (or in your electronic submission), your shares will not be voted for Proposals 7 or 8.
Where is the AGM held?
The AGM will be conducted solely via virtual webcast at: www.virtualshareholdermeeting.com/IREN2025.
You will be able to participate, submit questions and vote your shares electronically. To do so, you will need to visit www.virtualshareholdermeeting.com/IREN2025 and use the control number provided with the voting instructions.
Please join the AGM 15 minutes prior to the start time. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the login page hosting the virtual meeting.
How do I submit a question for the AGM?
Shareholders are encouraged to submit written questions in advance of the AGM, and you may login and ask a question at www.proxyvote.com up until 11:59pm (ET) on Tuesday, November 18, 2025. If you wish to submit a question on the day of the AGM, beginning at 3:15pm (ET) on November 19, 2025, you may login and ask a question at www.virtualshareholdermeeting.com/IREN2025. The AGM will be governed by our meeting guidelines posted at www.proxyvote.com in advance of the AGM. The AGM guidelines will address the ability of shareholders to ask questions during the AGM, including rules on permissible topics.
What happens if the AGM is postponed or adjourned?
Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

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Proposals and Nominations by Shareholders
If you wish to submit a shareholder proposal pursuant to Rule 14a-8 of the Exchange Act to be considered for inclusion in IREN’s proxy materials for IREN’s 2026 Annual General Meeting, your proposal must be submitted in writing by    , 2026 to IREN Investor Relations, Level 13, 664 Collins Street, Docklands VIC 3008, Australia. The proposal must meet the requirements of Rule 14a-8 to be considered for inclusion in the proxy materials.
For a shareholder proposal submitted in accordance with section 249N of the Corporations Act, the last date for submitting a request to include a shareholder proposal is 2 months before the date of IREN’s 2026 AGM.
Shareholders who intend to make director nominations must comply with the requirements under the Constitution, including that such notice must be received no later than 2 months before the 2026 AGM. Shareholders who intend to solicit proxies in support of any director nominees other than IREN’s nominees must also provide notice to our Secretary that sets forth all information required by Rule 14a-19 under the Exchange Act, and such notice must be received no later than    , 2026, except that, if the date of the 2026 AGM changes by more than 30 calendar days from the date of the AGM, such notice must be provided by the later of 60 calendar days prior to the date of the 2026 AGM or the 10th calendar day following the day on which public announcement of the date of the 2026 AGM is first made by IREN. A shareholder seeking to utilize the universal proxy rules must comply with those rules and must also comply with IREN’s Constitution, including the obligation to provide timely notice as described above.
Incorporation by Reference
To the extent that this Proxy Statement is incorporated by reference into any other filing by IREN with the SEC under the Securities Act or the Exchange Act, the information contained in the section of this Proxy Statement titled “Report of the Audit and Risk Committee” (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in such filing. The information contained in the Compensation Committee Report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, other than the 2025 Annual Report on Form 10-K, except to the extent specifically provided otherwise in such filing.
Other Matters
The Board does not know of any other matters that may be presented for action at the AGM other than those described in this Proxy Statement. If any other matters do properly come before the AGM, the persons named as proxies will vote, in their discretion, according to their best judgment and the recommendation of the Board.

[79]

Appendix A: Non-GAAP Financial Measures
Special Note Regarding non-GAAP Measures
The table below refers to certain measures that are not recognized under GAAP and do not have a standardized meaning prescribed by GAAP. IREN uses non-GAAP measures including “EBITDA”, “EBITDA margin,” “Adjusted EBITDA,” “Adjusted EBITDA margin,” (each as defined below) as additional information to complement GAAP measures by providing further understanding of IREN’s operations from management’s perspective. As a capital intensive business, EBITDA excludes the impact of the cost of depreciation of computer hardware equipment and other fixed assets, which allows us to measure the liquidity of our business on a current basis and, we believe, provides a useful tool for comparison to our competitors in a similar industry. We believe Adjusted EBITDA is a useful metric because it allows us to monitor the profitability of our business on a current basis and removes expenses which do not impact our ongoing profitability and which can vary significantly in comparison to other companies. In addition, Total net electricity costs allows us to measure the all-in-costs of electricity of our business on a current basis, which we believe provides a useful tool for comparing our ability to secure low-cost power to that of our competitors in a similar industry and Net electricity costs - Bitcoin Mining and Net electricity costs per Bitcoin mined allows to us to assess the return on our investment in mining Bitcoin.
EBITDA is defined as net income (loss), excluding finance expense, interest income, depreciation and amortization, and income tax (provision) benefit, which are important components of our net income (loss). “EBITDA margin” is defined as EBITDA divided by revenue. Further, “Adjusted EBITDA” also excludes stock based compensation, foreign exchange gain (loss), impairment of assets, certain other non-recurring income, gain (loss) on disposal of property, plant and equipment, gain (loss) on disposal of subsidiaries, unrealized gain (loss) on financial instruments, gain on partial extinguishment of financial liabilities and certain other expense items. “Adjusted EBITDA margin” is defined as Adjusted EBITDA divided by revenue. “Total net electricity costs” is defined as the sum of electricity charges, demand response program income, demand response program fees, realized gain (loss) on financial asset excluding a one-off liquidation payment incurred in August 2024 resulting from the transition to spot pricing at the Childress site and the reversal of unrealized loss recorded on fixed price contracted amounts outstanding at June 30, 2024. “Net electricity costs per Bitcoin mined” is defined as Total net electricity costs less net electricity costs attributable to AI Cloud Services, divided by the total Bitcoin mined for the relevant fiscal period.
“EBITDA”, “EBITDA margin,” “Adjusted EBITDA,” “Adjusted EBITDA margin,” have limitations as analytical tools. These measures should not be considered as alternatives to net income (loss), as applicable, determined in accordance with GAAP. EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin are supplemental measures of our operating performance only, and as a result you should not consider these measures in isolation from, or as a substitute analysis for, our net income (loss) or net income (loss) margin, as applicable, as determined in accordance with GAAP, which are the most comparable GAAP financial measures. For example, we expect depreciation of our fixed assets will be a large recurring expense over the course of the useful life of our assets, and that stock based compensation is an important part of compensating certain employees, officers and directors. Total net electricity costs, “Net electricity costs - Bitcoin Mining” and Net electricity costs per Bitcoin mined should not be considered as alternatives to electricity charges determined in accordance with GAAP, which is the most comparable GAAP financial measure. Our non-GAAP measures do not have any standardized meaning prescribed by GAAP and therefore are not necessarily comparable to similarly titled measures used by other companies, limiting their usefulness as a comparative tool.

A reconciliation of EBITDA and Adjusted EBITDA to net income (loss), a reconciliation of EBITDA margin and Adjusted EBITDA margin to net income (loss) can be found below.

	Year ended	Year ended
US$ thousands	June 30, 2025	June 30, 2024
Net income (loss)	86,941	(28,920)
Income tax (provision) benefit	6,560	3,453
Income (loss) before tax	93,501	(25,467)
Finance expense	11,045	98
Interest income	(7,504)	(5,831)
Depreciation and amortization	181,136	50,470
EBITDA	278,178	19,270
Reconciliation to consolidated statement of operations Add/(deduct):
Unrealized (gain) loss on financial instruments	(77,518)	3,448
Stock-based payment expense - $75 exercise price options	11,814	11,810
Stock-based payment expense	30,828	11,826
Impairment of assets	7,223	-
(Gain) loss on disposal of property, plant and equipment	(4,002)	(43)
(Increase) decrease in fair value of assets held for sale	2,160	-
Gain on partial extinguishment of financial liabilities	(9,093)	-
Foreign exchange (gain) loss	1,339	4,747
Other one-off income	(1,699)	(108)
Other one-off expense items	30,443	3,476
Adjusted EBITDA Margin	54%	29%
Adjusted EBITDA	269,672	54,427

Appendix B: Amendments to the Constitution
AMENDED AND RESTATED CONSTITUTION
OF
IREN LIMITED
ACN 629 842 799
A PUBLIC COMPANY LIMITED BY SHARES

Adopted by resolution of the members on 20 November, ~~2024~~2025

~~4.5~~4.6	Director ceases to hold office	~~9~~11
~~4.6~~4.7	Alternate directors	~~10~~12
~~4.7~~4.8	No share qualification	~~10~~12
5	PAYMENTS TO DIRECTORS	~~10~~12
5.1	Directors’ fees	~~10~~12
5.2	Manner of payment of fees	~~10~~13
5.3	Additional or special services	~~11~~13
5.4	Expenses	~~11~~13
5.5	Retirement benefits	~~11~~13
5.6	Superannuation and similar benefits	~~11~~13
5.7	Incentive schemes	~~11~~13
5.8	Remuneration and expenses of alternate directors	~~11~~13
6	INTERESTS OF DIRECTORS	~~11~~14
6.1	Disclosure of interests	~~11~~14
6.2	Permitted interests	~~12~~14
6.3	Exercise of voting rights held by the company	~~12~~14
6.4	Director with material personal interest	~~12~~15
6.5	Participation despite interest	~~13~~15
7	EXECUTIVE OFFICERS	~~13~~15
7.1	Appointment of managing directors and executive directors	~~13~~15
7.2	Powers of managing directors and executive directors	~~13~~15
7.3	Remuneration of managing directors and executive directors	~~13~~15
7.4	Where managing director ceases to be a director	~~13~~16
7.5	Where managing director or executive director ceases to be an employee or contractor	~~14~~16
7.6	Secretaries	~~14~~16
7.7	Validity of acts done by executive officers	~~14~~16
8	CONVENING GENERAL MEETINGS	~~14~~16
8.1	General meetings	~~14~~16
8.2	Annual general meetings	~~14~~17
8.3	Convening a general meeting	~~15~~17
8.4	Length, form and content of notice	~~15~~17
8.5	Persons to whom notice must be given	~~15~~17
8.6	Irregularities in giving notice	~~15~~17
8.7	Change of place, postponement or cancellation before date of meeting	~~15~~17
8.8	Consent required for postponement or cancellation	~~15~~18
8.9	Business at a general meeting	~~16~~18
9	PROCEEDINGS AT GENERAL MEETINGS	~~16~~18
9.1	Admission to general meetings	~~16~~18
9.2	Requirement for a quorum	~~17~~19
9.3	Number for a quorum	~~17~~19
9.4	If quorum not present	~~17~~20
9.5	Quorum for adjourned meeting	~~17~~20
9.6	Postponement before start of meeting	~~18~~20
9.7	Chair of general meeting	~~18~~20
9.8	Acting chair of general meeting	~~18~~21
9.9	Conduct of general meeting	~~18~~21
9.10	Notice of certain director nominations	21
~~9.10~~9.11	Suspension of general meeting	~~19~~22
~~9.11~~9.12	Amendments to resolutions	~~19~~22

~~9.12~~9.13	Adjournment of general meeting	~~19~~22
~~9.13~~9.14	Business of adjourned meeting	~~19~~23
~~9.14~~9.15	Notice of adjourned meeting	~~20~~23
~~9.15~~9.16	Directors entitled to attend and speak at general meeting	~~20~~23
10	VOTING AT GENERAL MEETINGS	~~20~~23
10.1	How resolutions are decided	~~20~~23
10.2	Method of voting	~~20~~23
10.3	Demand for a poll	~~20~~23
10.4	When a poll may be demanded	~~20~~24
10.5	How a poll must be taken	~~21~~24
10.6	Direct voting	~~21~~24
10.7	Rights to vote	~~21~~25
10.8	Voting rights of holders of partly paid shares on a poll	~~22~~25
10.9	Voting by joint holders	~~22~~25
10.10	Voting by member of unsound mind	~~22~~26
10.11	Voting by infant member	~~22~~26
10.12	Voting by persons entitled by transmission	~~23~~26
10.13	Restrictions on voting rights	~~23~~26
10.14	Objection to voting qualification	~~23~~26
11	REPRESENTATION OF MEMBERS AT GENERAL MEETINGS	~~23~~27
11.1	How members may attend and vote	~~23~~27
11.2	Corporate representatives	~~23~~27
11.3	Form of proxy appointments	~~24~~27
11.4	Signature or authentication of proxy appointments	~~24~~27
11.5	Name of proxy not completed	~~24~~27
11.6	Time for receipt of proxy appointment	~~24~~28
11.7	Incomplete proxy appointment	~~25~~28
11.8	Attorneys	~~25~~28
11.9	Rights of corporate representatives, proxies and attorneys	~~25~~29
11.10	Validity of votes cast by proxy or attorney	~~25~~29
11.11	No right to speak or vote if appointing member present	~~26~~29
11.12	Rights where 2 proxies or attorneys are appointed	~~26~~29
11.13	More than one corporate representative present	~~26~~30
11.14	More than two proxies or attorneys appointed	~~26~~30
11.15	Identity of person acting as corporate representative, proxy or attorney	~~26~~30
12	SHARE CAPITAL	~~27~~30
12.1	Power of board to issue shares	~~27~~30
12.2	Alteration of share capital	~~27~~30
12.3	Fractions of shares	~~27~~31
12.4	Redeemable shares	~~27~~31
12.5	Preference shares	~~28~~31
12.6	Rights attaching to preference shares	~~28~~31
12.7	Variation of class rights	~~28~~31
12.8	Effect of share issue on class rights	~~28~~32
12.9	Calls on shares, liens on shares, forfeiture and surrender of shares	~~28~~32
12.10	Joint holders of shares	~~29~~32
12.11	No recognition of third party interests	~~29~~32
12.12	Certificates for shares	~~29~~32
13	TRANSFER OF SHARES	~~29~~33

13.1	Participation in computerised or electronic systems	~~29~~33
13.2	Method of transfer	~~29~~33
13.3	Written instrument of transfer	~~30~~33
13.4	Company to register transfers	~~30~~34
13.5	Obligation to refuse to register transfers	~~30~~34
13.6	Power to refuse to register transfers	~~30~~34
13.7	Notice of refusal to register transfer	~~31~~34
13.8	Suspension of registrations	~~31~~34
13.9	Effect of registration	~~31~~35
13.10	No fee for registration of transfers	~~31~~35
13.11	Company to retain instrument of transfer	~~31~~35
13.12	Proportional takeover bids	~~31~~35
14	TRANSMISSION OF SHARES	~~31~~35
14.1	Effect of statutory provisions	~~31~~35
14.2	Transmission of shares on death	~~31~~35
14.3	Rights of personal representative	~~32~~35
14.4	Election by persons entitled on transmission	~~32~~35
14.5	Manner of election	~~32~~36
14.6	Transfer executed before occurrence of Transmission Event	~~33~~36
15	DIVIDENDS	~~33~~36
15.1	Decision to pay dividends	~~33~~36
15.2	Entitlements of fully paid and partly paid shares	~~33~~37
15.3	Payment of dividends	~~34~~37
15.4	No interest on dividends	~~34~~37
15.5	Deductions from dividends	~~34~~38
15.6	Available sources for payment of dividends	~~34~~38
15.7	Scrip dividend	~~34~~38
16	RESERVES AND PROFITS	~~35~~38
16.1	Reserves	~~35~~38
16.2	Carry forward of profits	~~35~~38
16.3	Capitalisation of reserves and profits	~~35~~38
16.4	Agreement on behalf of members	~~35~~39
17	DISTRIBUTION OF ASSETS	~~36~~39
17.1	Distribution by way of dividend or return of capital	~~36~~39
17.2	Agreement on behalf of members	~~36~~39
17.3	Distribution of assets on a winding up	~~36~~40
18	INDEMNITY AND INSURANCE	~~37~~40
18.1	Indemnity	~~37~~40
18.2	Extent of indemnity	~~37~~40
18.3	Insurance	~~37~~41
18.4	Company may enter into contracts	~~37~~41
18.5	Indemnity not exclusive	~~37~~41
19	SEALS AND EXECUTION OF DOCUMENTS	~~38~~41
19.1	Common seal	~~38~~41
19.2	Use of common seal	~~38~~42
19.3	Share certificate sealing and signing mechanics	~~38~~42
19.4	Execution of documents	~~38~~42
19.5	Signing of cheques and receipts	~~39~~42
20	AUDIT, ~~FINANCAL~~FINANCIAL ACCOUNTS AND INSPECTION OF RECORDS	~~39~~42

20.1	Audit	~~39~~42
20.2	Provision of financial statements	~~39~~42
~~20.3~~	Inspection by members	~~39~~43
~~20.4~~20.3	Inspection by current and former officers	~~39~~43
21	PAYMENTS BY THE COMPANY	~~39~~43
21.1	Method of payment	~~39~~43
21.2	Persons entitled by transmission	~~40~~43
21.3	Risk of payments	~~40~~43
21.4	Currency of payments	~~40~~44
21.5	Company unable to make payment	~~40~~44
21.6	Payment returned or rejected	~~41~~44
21.7	Terms on which amounts held	~~41~~44
21.8	Reinvest unclaimed monies	~~41~~45
22	NOTICES, DOCUMENTS AND OTHER COMMUNICATIONS	~~42~~45
22.1	Meaning of communication	~~42~~45
22.2	Communications by the company to members	~~42~~45
22.3	Additional rule for notices of meeting	~~42~~46
22.4	Signature	~~43~~46
22.5	Communications by the company to directors	~~43~~46
22.6	Communications given by members to the company	~~43~~46
22.7	Communications given by directors to the company	~~43~~47
22.8	When communications taken to be received	~~43~~47
22.9	Joint holders	~~44~~47
22.10	Persons entitled to shares by transmission	~~44~~47
22.11	Transferee of shares	~~44~~47
~~Schedule 1 B CLASS SHARE TERMS~~		~~45~~
~~Schedule 2 PREFERENCE SHARE RIGHTS~~		~~48~~
Schedule ~~3 CALLS ON SHARES~~1 B Class Share Terms		48
Schedule ~~4 LIENS ON SHARES~~ 2 Preference Share Rights		50
Schedule 3 Calls on Shares		52
Schedule 4 Liens on Shares		55
Schedule 5 ~~FORFEITURE AND SURRENDER OF SHARES~~Forfeiture and Surrender of Shares		~~56~~57
Schedule 6 ~~PROPORTIONAL TAKEOVER BIDS~~Proportional Takeover Bids		~~59~~60

1	PRELIMINARY
1.1	Definitions
In this constitution, the following definitions apply unless the context requires otherwise:
alternate director means a person appointed as an alternate director under this constitution and duly acting as a director;
approving resolution means a resolution passed in accordance with the company’s voting procedures, as set forth in this constitution;
B class share means a B class share in the capital of the company having the rights and restrictions set out in Schedule 1 and this constitution;
board means the board of directors for the time being of the company;
Business Day means a day (other than a Saturday, Sunday or public holiday) on which banks are generally open for normal business in Sydney, Australia and any other day prescribed by the Listing Rules;
company means IREN Limited ACN 629 842 799;
constitution means this constitution as varied, amended or replaced from time to time;
corporate representative means a person appointed in accordance with the Corporations Act to represent a member that is a body corporate at a meeting of members or meetings of members generally;
Corporations Act means the Corporations Act 2001 (Cth) and any regulations or orders made under that statute;
director means a person appointed or elected to the position of a director of the company, and, where appropriate, an alternate director, and directors means some or all of the directors acting as a board;
Exchange means any stock exchange nationally recognized in the United States of America (including the Nasdaq Stock Market and any of the distinct tiers thereon), on which shares are listed;
Exchange Act means the U.S. Securities and Exchange Act of 1934, as amended, and any rules and regulations promulgated thereunder;
executive director means a director appointed to hold an executive office under this constitution;
Founder Director has the meaning given in Schedule 1;
Listing Rules means the rules and regulations of any Exchange, each as amended or replaced from time to time, except to the extent of any express written waiver given by the relevant market operator;
managing director means a director appointed as managing director under this constitution;
member means, in respect of a meeting of members or a class or members, a registered holder of shares or the relevant class of shares (as the case may be) at the Record Time for that meeting;

ordinary share means an ordinary share in the capital of the company having the rights and restrictions set out in this constitution as it relate to shares in the company generally (which, for the avoidance of doubt, excludes terms applicable only to a separate class of shares, such as the B class share terms in Schedule 1);
Record Time means:
(a)
in relation to a meeting for which the board (or any other person calling the meeting) has determined in accordance with the Corporations Act ~~and~~, the Listing Rules and the Securities Laws that shares are taken to be held for the purposes of the meeting by the persons registered as the holders of those shares as at a specified time before the meeting, that time; and

(b)	in relation to any other meeting, the time determined by the chairperson of the meeting, and if no such determination is made, the time that is 48 hours prior to the meeting;
Reference Rate means, in relation to any interest payable under the terms of this constitution:
(a)	the average bid rate displayed on Reuters Screen BBSY for a 3 month term at or about 10.30am on the first date on which interest accrues; or
(b)
if for any reason there are no such rates displayed at that time, the average of the buying rates quoted by 3 Australian banks selected by the directors for bills of exchange with a term equivalent to 3 months on the first date on which interest accrues;

Register means the register of members of the company kept under the Corporations Act and, where applicable, includes any branch register;
secretary means any person appointed by the directors to perform any of the duties of a secretary of the company and, if more than one person is appointed, any one or more of such persons;
Securities Act means the U.S. Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder;
Securities Laws means the securities laws under Securities Act and the Exchange Act, as well as the rules and regulations promulgated thereunder;
share means a share in the capital of the company, including ordinary shares and B class shares;
~~Shareholders ‘Agreement means the Shareholders’ Agreement in relation to the company, dated 19 December 2019 and as amended from time to time;~~
Transmission Event has the meaning given in rule 14.4; and
URL means the address that specifies where a particular file is available on the world wide web.
1.2
Replaceable rules do not apply
The replaceable rules contained in the Corporations Act are displaced by this constitution and do not apply to the company, except to the extent they are repeated in this constitution.
1.3	References to expressions used in Corporations Act ~~or~~, Listing Rules or Securities Laws
In this constitution, unless the contrary intention appears, any expression used in a rule that deals with the same subject matter as a provision of the Corporations Act ~~or~~, the Listing Rules or the Securities Laws has the same meaning in that rule as the meaning that applies for the purposes of that provision of the Corporations Act ~~or~~, the Listing Rules or the Securities Laws.

1.4	Other rules of interpretation
In this constitution:
(a)
a reference to a partly paid share is a reference to a share on which there is any amount unpaid and a reference to the amount unpaid on any share includes the amount of the issue price which remains unpaid;

(b)
a reference to an uncertificated share, or to a share held in uncertificated form, is a reference to a share title which may be transferred and registered by means of any system operated under the Corporations Act that permits title to securities to be transferred and registered without a written instrument;

(c)
any reference to a person who is attending or participating in or present at a meeting includes a person whose attendance or participation at that meeting is enabled by a facility or facilities (whether electronic or otherwise) and not only by way of a physical presence at a meeting;

(d)
a reference to a member present at a general meeting is a reference to a member present in person or by proxy, power of attorney or corporate representative or, except in relation to any rule that specifies a quorum or any rule prescribed by the board, a member who has validly lodged a direct vote in relation to the general meeting under rule 10.6;

(e)	a reference, whether express or implied, to all or any part of a statute, rule, order, regulation, ordinance or other legislation (“legislation”) in any jurisdiction includes:
(i)	that legislation as amended, extended or applied by or under any other legislation made before or after the date of adoption of this constitution;
(ii)	any legislation which that legislation re-enacts with or without modification; and
(iii)	any subordinate legislation made before or after the date of adoption of this constitution under that legislation;
(f)
a reference, whether express or implied, to the Listing Rules or the Securities Laws includes any variation, consolidation or replacement of those laws, rules or regulations, or any interpretation thereof, as applicable, and is to be taken to be subject to any applicable waiver or exemption;

(g)
references to “persons” or “entities” include natural persons, bodies corporate, partnerships, governmental or local authorities, agencies, trusts, associations and any other bodies or entities whether incorporated or not;

(h)
a reference to any agency or body, if that agency or body ceases to exist or is reconstituted, renamed or replaced or has its powers or functions removed (“defunct body”), means the agency or body that performs most closely the functions of the defunct body;

(i)	references to individuals or natural persons include their estate and personal representatives;
(j)	a reference to a rule is a reference to a rule of this constitution;

(k)	a reference to writing includes any method of reproducing words in a visible form;
(l)	singular words include the plural and vice versa;
(m)	a word of any gender includes the corresponding words of any other gender;
(n)	if a word is defined, other grammatical forms of that word have a corresponding meaning;
(o)	general words must not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words;
(p)	the headings are used for convenience only and do not affect the interpretation of this constitution;
(q)	if something is to be or may be done on a day which is not a Business Day, then it must be done on the next Business Day;
(r)	the word “month” means calendar month and the word “year” means 12 months; and
(s)	the words “in writing” include any communication sent by letter, facsimile transmission or email or any other form of communication capable of being read by the recipient~~; and~~.
1.5	Compliance with the Corporations Act
This constitution is subject to the Corporations Act and where there is any inconsistency between a clause of this constitution and the Corporation Act which is not permissible under the Corporations Act, the Corporations Act prevails to the extent of the inconsistency.
1.6	Schedules
The schedules form part of this constitution and a reference to a schedule is a reference to a schedule to this constitution.
1.7	Relationship with previous constitutions
This constitution supersedes the constitution of the company in force immediately before the adoption of this constitution. Unless the contrary intention appears, all persons, things, agreements and circumstances appointed, approved or created by or under the constitution of the company in force before this constitution is adopted continue to have the same status, operation and effect after the adoption of this constitution.
~~1.8~~	~~Relationship with Shareholders’ Agreement~~
~~Subject to any applicable law, if there is a conflict or inconsistency between any provision of this constitution and any provision of the Shareholders’ Agreement, the provisions of the Shareholders’ Agreement shall prevail.~~
1.8	~~1.9~~Effect of the Listing Rules and Securities Laws
While the company is listed on any Exchange, the following provisions apply:
(a)	notwithstanding anything contained in this constitution, if the Listing Rules and/or the Securities Laws prohibit an act being done, the act must not be done;

(b)	nothing contained in this constitution prevents an act being done that the Listing Rules and/or the Securities Laws require to be done;
(c)	if the Listing Rules and/or the Securities Laws require an act to be done or not to be done, authority is given for that act to be done or not to be done (as the case may be);
(d)	if the Listing Rules and/or the Securities Laws require this constitution to contain a provision and it does not contain such a provision, this constitution is deemed to contain that provision;
(e)	if the Listing Rules and/or the Securities Laws require this constitution not to contain a provision and it contains such a provision, this constitution is deemed not to contain that provision; and
(f)
if any provision of this constitution is or becomes inconsistent with the Listing Rules and/or the Securities Laws, this constitution is deemed not to contain that provision to the extent of the inconsistency.

1.9	~~1.10~~Enforceability
If any provision of this constitution is or becomes illegal, invalid or unenforceable in any jurisdiction then that illegality, invalidity or unenforceability does not affect the legality, validity or enforceability in that jurisdiction of any other provision of this constitution or the legality, validity or enforceability in any other jurisdiction of that provision or any other provision of this constitution.
1.10	~~1.11~~Governing law ~~and jurisdiction~~
This constitution is governed by the law applying in New South Wales ~~and each member irrevocably submits to the non-exclusive jurisdiction of~~ .
1.11	Forum selection
Unless the company consents in writing to the selection of an alternative forum:
(a)
the courts of having jurisdiction in the state of New South Wales and appellate courts therefrom shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the company; (ii) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the company to the company; (iii) any action or proceeding asserting a claim arising pursuant to any provision of the Corporations Act; or (iv) any action or proceeding asserting a claim or otherwise related to the relationships among the company, its affiliates and their respective shareholders, directors and/or officers, but this clause (iv) does not include claims related to the business carried on by the company or such affiliates. If any action or proceeding the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court having jurisdiction in the state of New South Wales (a “Foreign Action”) in the name of any securityholder, such securityholder shall be deemed to have consented to (i) the personal jurisdiction of the courts having jurisdiction in the state of New South Wales ~~to settle any dispute arising out of or~~ in connection with ~~this constitution.~~ any action or proceeding brought in any such court to enforce the preceding sentence and (ii) having service of process made upon such securityholder in any such action or proceeding by service upon such securityholder’s counsel in the Foreign Action as agent for such securityholder. The preceding sentence of this rule 1.11(a) shall not apply to claims arising under the Securities Act, Exchange Act or any other U.S. federal securities laws for which there is exclusive U.S. federal or concurrent U.S. federal and state jurisdiction; and

(b)	the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

Any person or entity purchasing or otherwise acquiring any interest in the share capital of the company shall be deemed to have notice of and consented to the provisions of this rule 1.11.
2	POWERS AND RESPONSIBILITIES OF THE BOARD
2.1	Management of the business of the company
The business and affairs of the company are to be managed by or under the direction of the board, which may exercise all the powers of the company and do all things that are not under the Corporations Act, Listing Rules, the Securities Laws or by this constitution required to be exercised by the company in general meeting, including the powers of the company to borrow or raise money, to issue securities and debentures, to charge any business or assets of the company or all or any of its uncalled capital and to give any other security for any debt, liability or obligation of the company or of any other person.
2.2	Delegation by the board
The board may:
(a)
delegate any of its powers, authorities and discretions to a committee of the board consisting of one or more directors, to a director or to any other person in each case to such extent, by such means (including by power of attorney) and on such terms and conditions as the directors think fit;

(b)	authorise any person to whom powers, authorities and discretions are delegated under this rule 2.2 to further delegate some or all of those powers, authorities and discretions; and
(c)	at any time revoke any delegation made under this rule 2.2 in whole or in part or vary its terms and conditions, and the acceptance of a delegation of powers by a director may, if the board so resolves, be treated as an additional or special service performed by the delegate for the purposes of rule 5.3.
2.3	Committees
A committee to which any powers, authorities and discretions have been delegated under rule 2.2 must exercise those powers, authorities and discretions in accordance with the terms of the delegation and any other regulations that may be imposed by the board on that committee. The proceedings of a committee of the board must be conducted in accordance with any regulations imposed by the board, and, subject to any such regulations, to the rules of this constitution dealing with proceedings of the board.
3	PROCEEDINGS OF THE BOARD
3.1	Board meetings
The board may meet together to attend to business and adjourn and otherwise regulate its meetings as the directors think fit. A board meeting at which a quorum is present is competent to exercise all powers, authorities and discretions for the time being vested in or exercisable by the board.

3.2	Convening board meetings
A director may at any time, and the secretary must on the written request of a director, convene a meeting of the board.
3.3	Notice of board meetings
Notice of a board meeting must specify the date, time and place of the board meeting. Reasonable notice must be given to each director, other than a director on leave of absence approved by the board, and to each alternate director where the appointor has requested the company to provide such notice, by any of the means specified in rule 22.5. A director or alternate director (other than a director on leave of absence approved by the board) may waive the right to receive notice of any board meeting by giving notice to that effect to the company either before or within 7 days after the board meeting has occurred.
3.4	Failure to give notice
A director or alternate director who attends any board meeting waives any objection that they may have to any failure to give notice of that meeting. The accidental failure to give notice of a board meeting to, or the non-receipt of notice by, any person entitled to receive notice of that meeting does not invalidate the proceedings at that meeting or any resolution passed at that meeting.
3.5	Conduct of board meetings
(a)
The board may conduct meetings if a sufficient number of directors required to constitute a quorum are able to participate in the business of the meeting directly, by telephone or by any other means which enables each director:

(i)	to hear (or otherwise receive real time communications made by) each of the other directors participating in the meeting; and
(ii)	to address (or otherwise communicate in real time with) all of the other directors participating in the meeting simultaneously, even if all of the directors are not physically present in the same place. A board meeting held in this manner is taken to be held at the place where the chair of the meeting is physically present or at such other place where at least one director is physically present for the duration of the meeting as the chair of the meeting may determine.
(b)
A director taking part in this manner is to be taken to be present in person at the meeting and all directors participating in the meeting will (unless there is a specific statement otherwise) be taken to have consented to the holding of the meeting by the relevant means of communication.

(c)
If, before or during the meeting, any technical difficulty occurs where one or more directors cease to participate, the chair may adjourn the meeting until the difficulty is remedied or may, where a quorum of directors remains present, continue with the meeting.

3.6	Director may participate and vote by proxy
A director may participate in and vote at a board meeting by proxy if the proxy is another director. The appointment of a proxy for a board meeting must be in writing and must be signed by the director making the appointment. An appointment of a proxy may be general or for one or more particular board meetings.

3.7	Quorum for board meeting
Except as otherwise determined by all directors acting unanimously, a quorum for a board meeting is 4 directors present and entitled to vote on any resolution that may be proposed at that meeting. In determining whether a quorum is present, each individual participating as a director or as an alternate director or proxy for another director is to be counted except that an individual participating in more than one capacity is to be counted only once.
3.8	Chair and deputy chair of the board
The board may elect one of its number as chair of the board and may also determine the period for which the person elected as chair is to hold that office. The board may also elect one of its number as deputy chair of the board and may determine the period for which the person elected as deputy chair is to hold that office. The board may replace the chair or deputy chair at any time by electing another member of the board to that office.
3.9	Chair of board meeting
If the board has elected one of its number as chair, that person is entitled to preside as chair at a board meeting. If a chair of the board has not been elected or if the chair of the board is not present within 15 minutes after the time appointed for the holding of the board meeting or is unable or unwilling to act for all or any part of the meeting then the chair for that board meeting (or for that part of that meeting) will be chosen from the following persons, in order of precedence:
(a)	first, any person elected by the board as deputy chair of the board, if that person is present and willing and able to act as chair; and
(b)	second, any other director present chosen by a majority of the directors present, or, if only one other director is present, that director, if that director is willing and able to act as chair.
3.10	How board resolutions are decided
A resolution of the board is passed if more votes are cast in favour of the resolution than against it by directors present and entitled to vote on the resolution. If there is an equality of votes in favour and against any resolution at a board meeting and there are at least 2 directors present and entitled to vote on the resolution, the chair of the meeting is not entitled to a casting vote.
3.11	Voting rights of alternate directors and proxies
A person who is present at a meeting of directors as an alternate director or as a proxy for another director has one vote for each director who would be entitled to vote if present at the meeting and for whom that person is an alternate director or proxy and, if that person is also a director, has one vote as a director in that capacity.
3.12	Written resolutions
The board may pass a resolution without a meeting being held if:
(a)	notice in writing of the proposed resolution is given to each director, other than:
(i)	any director on leave of absence approved by the board; or

(ii)	any director who disqualifies himself or herself from considering the resolution in question and any director who would be prohibited by the Corporations Act from voting on the resolution in question, and to each alternate director, other than an alternate director appointed by a director referred to in rule 3.12(a)(ii), by any of the means specified in rule 22.2;
(b)
all the directors (including each alternate director to whom notice of the resolution is required to be given under rule 3.12(a)) who would have been required to pass the resolution under rule 3.10 (had such resolution been passed at a board meeting) assent to the resolution in accordance with rule 3.13; and

(c)	the directors or alternate directors who assent to the resolution would have constituted a quorum at a board meeting held to consider that resolution, and the resolution is passed when the last of the directors required to pass the resolution under this rule 3.12 has assented to the document in accordance with rule 3.13.
3.13	Assenting to a written resolution
For the purposes of rule 3.12 a director or alternate director assents to a resolution:
(a)	by signing a copy of a document containing the resolution and giving it to the company in accordance with rule 22.7; or
(b)
by giving the company in accordance with rule 22.7 a notice in writing addressed to the secretary or the chair of the board identifying the resolution, its terms and the fact that the director or alternate director assents to it.

3.14	Validity of acts done by directors despite formal defect
All acts done at a meeting of, or by written resolution of, the board or a committee of the board, or by a person acting as a director or a member of a committee of the board, are valid even if it is subsequently discovered that there was a defect in the appointment of any member of the board or committee or of the person so acting, or that any such person was disqualified or not entitled to vote.
4	APPOINTMENT, RETIREMENT AND REMOVAL OF DIRECTORS
4.1	Number of directors
The minimum number of directors is 3. The maximum number of directors is 10 or such other number resolved by ordinary resolution of the company in a general meeting from time to time, but that other number must not be less than the number of directors in office at the time of any such ordinary resolution.
4.2	Board may act despite vacancy
The board may act despite any vacancy in the office of director but if the number of directors is below the minimum fixed by rule 4.1, the board may act only for the purpose of filling vacancies to the extent necessary to bring the number of directors up to that minimum, to convene a general meeting or in an emergency.

4.3	Appointment of directors by the board
The board may at any time appoint any person to be a director to fill vacancies resulting from a director ceasing to hold office under rule 4.6 or otherwise and to fill newly created directorships resulting from any increase in the number of directors, provided that the total number of directors does not exceed the maximum number determined in accordance with rule 4.1. Each director so appointed (other than a Founder Director, if any) shall hold office for a term that shall coincide with the term of the class to which such director shall have been appointed or unless such director otherwise ceases to hold office pursuant to rule 4.6.
4.4	Election of directors at general meeting
The company may by resolution at a general meeting elect or re-elect a person as a director provided that the total number of directors does not exceed the maximum number determined in accordance with rule 4.1. Each director so appointed (other than a Founder Director, if any) shall hold office for a term that shall coincide with the term of the class to which such director shall have been appointed or unless such director otherwise ceases to hold office pursuant to rule 4.6.
4.5	Term of office of directors
(a)	The directors (other than the Founder Directors, if any) shall be divided into three classes, designated Class I, Class II and Class III.
(b)
Each class shall consist, as nearly as may be practicable, of one-third (1/3) of the total number of directors constituting the entire board (other than the Founder Directors, if any), subject to rule 4.5(g).

(c)
Subject to rule 4.6, each director (other than the Founder Directors, if any) shall serve a term (i) ending on the date of the third (3rd) annual general meeting next following the annual general meeting at which such director was elected, or (ii) with respect to a director appointed under rule 4.3, that shall coincide with the term of the class to which such director shall have been appointed.

(d)	Subject to rule 4.5(c), the directors appointed to the board as of the 2025 annual general meeting shall serve initial terms as follows:
(i)	the Class I directors pursuant to rule 4.5(g) shall serve for a term ended on the date of the 2026 annual general meeting;
(ii)	the Class II directors pursuant to rule 4.5(g) shall serve for a term ended on the date of the 2027 annual general meeting; and
(iii)	the Class III directors pursuant to rule 4.5(g) shall serve for a term ended on the date of the 2028 annual general meeting.
(e)
Notwithstanding the foregoing, each director (other than the Founder Directors, if any) shall hold office until the annual general meeting at which his or her term expires and, except if the number of directors is to be reduced in connection with such annual general meeting such that there will be no successor with respect to such director, until his or her successor shall have been duly elected and qualified, in each case, unless such director otherwise ceases to hold office pursuant to rule 4.6. At each annual general meeting, the successors of the members of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the third succeeding annual general meeting following the annual general meeting at which such director was elected, except to the extent that the number of directors is to be reduced in connection with such annual general meeting in accordance with rule 4.1 such that there will be no successor with respect to one or more members of such class of directors.

(f)
Commencing with the 2030 annual general meeting, and at each annual general meeting thereafter, each director with his or her term expiring at that meeting shall be elected annually and shall hold office until his or her respective successor shall have been duly elected and qualified or until such director otherwise ceases to hold office pursuant to rule 4.6. Pursuant to such procedures, effective at the conclusion of the 2032 annual general meeting, the board will no longer be classified and directors shall no longer be divided into three classes.

(g)
The board is authorized to assign members of the board already in office (other than the Founder Directors, if any) to their respective classes at the time such classification becomes effective. In the event of any change in the number of directors, the board shall apportion any newly created directorships among, or reduce the number of directorships in, such class or classes as shall equalize, as nearly as possible, the number of directors in each class. In no event will a decrease in the number of directors shorten the term of any incumbent director.

(h)	Each Founder Director, if any, shall hold office until such Founder Director ceases to hold office pursuant to rule 4.6 or paragraph 9(b) of Schedule 1.
4.6	~~4.5~~ Director ceases to hold office
A director ceases to hold office as a director if the director:
(a)	resigns as a director by giving notice in writing to the company;
(b)	is removed from office by resolution under the Corporations Act;
(c)	is or becomes disqualified from being a director or from managing a corporation under the Corporations Act;
(d)	is not present personally or represented by an alternate director at meeting of the board for the longer of:
(i)	3 consecutive meetings of the board; and
(ii)	a continuous period of 6 months,
in each case without leave of absence from the board and a majority of directors have not, within 10 Business Days of having been given notice by the secretary setting out the particulars of the absence, resolved that leave of absence be granted;
(e)	subject to rule ~~4.5~~4.6(c), is convicted on indictment of an offence and the directors, within 1 month after that conviction, resolve to remove the director from his or her the office of director;
(f)	dies;
(g)
is or becomes of unsound mind or a person whose assets are liable to be dealt with in any way under the law relating to mental health (and in each case as evidenced by a certificate from a qualified medical practitioner appointed by the board, with the relevant director assessed pursuant to this rule ~~4.5~~4.6(g) being conflicted and excluded from voting); or

(h)	is or becomes bankrupt or insolvent.

4.7	~~4.6~~ Alternate directors
(a)
Subject to the Corporations Act, a director may by notice in writing to the company appoint a person approved by a majority of the other directors to be an alternate director for such period as the director thinks fit and may by notice in writing to the company terminate such appointment at any time even if the period of appointment of the alternate director has not expired. An appointment, or the termination or suspension of an appointment of an alternate director takes effect only when the company has received notice in writing of the appointment, termination or suspension, except the appointment of an alternate director terminates automatically if the appointor ceases to be a director.

(b)	An alternate director:
(i)	may, but need not, be a member or a director of the company;
(ii)	may act as alternate director to more than one director;
(iii)	is not to be taken into account in determining the minimum or maximum number of directors allowed;
(iv)	is entitled to notice of all board meetings and, if the appointor does not attend a board meeting, is entitled to participate and vote in the appointor’s place;
(v)
may exercise all the powers of the appointor except the power to appoint an alternate director and, subject to the Corporations Act, may perform all the duties of the appointor except to the extent that the appointor has exercised or performed them; and

(vi)
is, whilst acting as an alternate director, an officer of the company and not the agent of the appointor and is responsible to the exclusion of the appointor for the alternate director’s own acts and defaults.

4.8	~~4.7~~ No share qualification
A director is not required to hold any shares in the company.
5	PAYMENTS TO DIRECTORS
5.1	Directors’ fees
The board may decide the remuneration from the company to which each director is entitled for his or her services as a director provided that the aggregate of such fees and benefits payable under this rule 5.1 and rule 5.6 to all non-executive directors of the company for their services as directors do not in any financial year exceed the greater of $1,000,000 and the amount last determined by the company in general meeting for the purposes of this rule 5.1. Any fees and benefits payable under this rule 5.1 and rule 5.6 are in addition to any remuneration or other benefit payable or provided to a director under any other rule of this constitution and any such remuneration or other benefit does not form part of the director’s fees for the purposes of this rule 5.1.

5.2	Manner of payment of fees
Any fees paid to a director under rule 5.1 may be paid in cash or provided in any other manner agreed between the company and the relevant director (including by way of contribution to a superannuation fund on behalf of the director) and, if any part of the fees of any director is to be provided other than in cash, the board may determine the manner in which the non-cash component of the fees is to be valued.
5.3	Additional or special services
If a director at the request of the board performs additional or special services for the company, the company may pay or provide to that director such additional remuneration or other benefits as the board determines having regard to the value to the company of the additional or special services provided.
5.4	Expenses
A director (including an alternate director) is entitled to be reimbursed out of the funds of the company for such reasonable travelling, accommodation and other expenses as the director may properly incur in travelling to, attending and returning from board meetings, meetings of a committee of the board and general meetings of the company or otherwise in attending to the business of the company.
5.5	Retirement benefits
Subject to the Corporations Act ~~and~~, the Listing Rules and the Securities Laws, the company may pay an amount determined by the board to a former director, or the personal representative of a director who dies in office, a retirement benefit in recognition of past services provided by the director and may enter into a contract with a director providing for payment of such a benefit.
5.6	Superannuation and similar benefits
Subject to the Corporations Act ~~and~~, the Listing Rules and the Securities Laws, the board may establish or support, or assist in the establishment or support, of funds and trusts to provide pension, retirement superannuation or similar payments or benefits to, or in respect of, a director or former director and grant pensions and allowances to those persons or their dependants either by periodic payment or lump sum.
5.7	Incentive schemes
Subject to the Corporations Act ~~and~~, the Listing Rules and the Securities Laws, the company may establish and maintain any share, option or other incentive scheme for the benefit of directors or in which directors are permitted to participate, and may grant to the directors benefits under any such scheme.
5.8	Remuneration and expenses of alternate directors
An alternate director is not entitled to receive any remuneration from the company but is entitled to such reasonable travelling, accommodation and other expenses as the alternate director may properly incur in travelling to, attending and returning from board meetings or meetings of a committee of the board at which the appointor is not present.

6	INTERESTS OF DIRECTORS
6.1	Disclosure of interests
(a)	Each director must disclose that director’s interests to the company in accordance with the Corporations Act.
(b)
The board may make regulations requiring the disclosure of interests that a director, and any person deemed by the board to be related to or associated with the director, may have in any matter concerning the company or a related body corporate. Any regulations made under this constitution bind all directors.

(c)	No act, transaction, agreement, instrument, resolution or other thing is invalid or voidable only because a person fails to comply with any regulation made under rule 6.1(b).
6.2	Permitted interests
Subject to complying with rule 6.1, a director may, despite holding the office of director and despite the fiduciary obligations arising from that office, do any of the following without any liability to account to the company or a related body corporate of the company for any direct or indirect benefit accruing to the director and without affecting the validity of any contract or arrangement:
(a)	hold any office or position (except that of auditor) in any of the following:
(i)	the company;
(ii)	a related body corporate of the company; or
(iii)
any other company, body corporate, trust or entity promoted by the company or a related body corporate of the company or in which the company or a related body corporate of the company has an interest of any kind;

(b)	enter into any contract or arrangement with any entity referred to in paragraphs (a)(i), (a)(ii) or (a)(iii) above;
(c)
participate in any association, institution, fund, trust or scheme for past or present employees or directors of the company or a related body corporate of the company or persons dependent on or connected with them; or

(d)	act in a professional capacity (or be a member of a firm which acts in a professional capacity) for the company or a related body corporate of the company, except as auditor.
6.3	Exercise of voting rights held by the company
(a)	The board may exercise the voting rights attaching to any shares held by the company in any other company or body corporate in any way the board decides, including voting for:
(i)	any resolution appointing a director of the company as a director or other officer of that company or body corporate; and

(ii)	the payment of remuneration to the directors or other officers of that company or body corporate.
(b)
A director may, if the law permits, vote for the exercise of the voting rights referred to in paragraph (a) above even though they are, or may be about to be appointed, a director or other officer of that other company or body corporate and, in that capacity, may be interested in the exercise of those voting rights.

6.4	Director with material personal interest
A director who has a material personal interest in a matter that is being considered at a board meeting must not be present while the matter is being considered at the meeting or vote on that matter except where permitted by the Corporations Act.
6.5	Participation despite interest
Subject to rule 6.4, if a director has an interest in a matter then, despite that interest, the director:
(a)	may be counted in the quorum at the board meeting that considers matters relating to that interest and may participate in and vote on matters relating to that interest; and
(b)	may sign or participate in the execution of any document relating to that matter by or on behalf of the company or a related body corporate of the company.
7	EXECUTIVE OFFICERS
7.1	Appointment of managing directors and executive directors
(a)
Subject to the rights of the holder of a B class share and any other rights or restrictions attached to other classes of shares, the board may appoint one or more of the directors to the office of managing director, executive director or other executive office of the company for such period and on such terms as the directors think fit and, subject to the terms of any employment or service contract between the relevant director and the company, may revoke or terminate any appointment so made.

(b)	A managing director or other executive director so appointed may be referred to by any title that the directors think fit.
7.2	Powers of managing directors and executive directors
The board may confer on a managing director or an executive director such of the powers, authorities and discretions exercisable by the board as the directors think fit (including the power to delegate such powers, authorities and discretions), on such terms and conditions and with such restrictions as the directors think fit, and may withdraw, suspend or vary any of the powers, authorities or discretions conferred on a managing director or an executive director.
7.3	Remuneration of managing directors and executive directors
The remuneration of a managing director or an executive director may be fixed by the board and may be by way of salary or commission, participation in incentive schemes, bonuses or other participation in profits or all of these.

7.4	Where managing director ceases to be a director
Subject to the terms of any employment or service contract between:
(a)	the managing director (or an affiliate) and the company or a related body corporate of the company; or
(b)	an executive director (or an affiliate) and the company or a related body corporate of the company, a managing director or executive director (or affiliate), as the case may be, automatically ceases to hold that office if he or she ceases to be a director.
7.5	Where managing director or executive director ceases to be an employee or contractor
Unless the board determines otherwise, a managing director or executive director appointed under rule 7.1 who is employed or contracted by the company or a related body corporate of the company does not automatically cease to hold office as a director if that employment or service contract is terminated for any reason.
7.6	Secretaries
The company must have at least one secretary who is to be appointed by the board. The board may appoint more than one secretary and may appoint one or more assistant secretaries. A secretary or assistant secretary holds office on such terms and conditions and with such powers and duties as the board decides and may be paid such remuneration as the board decides. The board may at any time terminate the appointment of a secretary or assistant secretary.
7.7	Validity of acts done by executive officers
An act done by a person acting as an executive officer is not invalidated by:
(a)	a defect in the person’s appointment as an executive officer;
(b)	the person being disqualified from acting as an executive officer; or
(c)	the person having vacated office,
if the person did not know that circumstance when the act was done.
8	CONVENING GENERAL MEETINGS
8.1	General meetings
(a)
The board may conduct general meetings in the manner that the board considers fit (including by also holding the meeting via an online platform or other electronic facility used to facilitate a general meeting) provided that:

(i)	those entitled to do so to can participate in the meeting;

(ii)
any technology used to enable members to participate in the meeting is reasonably secure and provides reasonable measures for the verification of members entitled to attend the meeting and for voting at the meeting; and

(iii)	the conduct of the meeting reasonably facilitates the participation of members in the meeting, including but not limited to the ability to ask questions and vote at the meeting.
For the purposes of this rule 8.1, the place of the general meeting will be the physical place where the chair of the meeting is located.
8.2	Annual general meetings
Annual general meetings of the company must be held in accordance with the Corporations Act ~~and~~, the Listing Rules and the Securities Laws.
8.3	Convening a general meeting
The board may convene and arrange for a general meeting of the company to be held whenever the directors think fit and must do so if required to under the Corporations Act. No member may convene a general meeting except where permitted by the Corporations Act ~~or~~, the Listing Rules or the Securities Laws.
8.4	Length, form and content of notice
Notice of a general meeting must be given in accordance with the requirements of the Corporations Act and this constitution and otherwise in such form and manner as the directors think fit. In calculating the number of days’ notice required to be given for any general meeting, both the day on which the notice is given or taken to be given and the day of the meeting convened by it are to be disregarded.
8.5	Persons to whom notice must be given
Notice of a general meeting must be given to each person who, at the time that the notice is given, is a member registered in the Register, director or auditor of the company or is entitled to attend and vote at the general meeting as a result of a Transmission Event, unless that person waives the right to receive notice by written notice to the company, and while the company is listed on an Exchange, notice must be given to the Exchange within the time limits prescribed by the Listing Rules.
8.6	Irregularities in giving notice
A person who attends any general meeting waives any objection that the person may have to any failure to give notice or any other irregularity in the notice of that meeting unless that person objects to the holding of the meeting at the start of the meeting. The accidental failure to give notice of a general meeting to, or the non-receipt of notice by, any person entitled to receive notice of that meeting does not invalidate the proceedings at that meeting or any resolution passed at that meeting.
8.7	Change of place, postponement or cancellation before date of meeting
Subject to rule ~~8.8~~, the Corporations Act ~~and~~, the Listing Rules and the Securities Laws, the board may change the place or places for, postpone or cancel (or may change the place or places for and postpone) a general meeting at any time before the date on which the meeting is due to be held by publishing in a daily newspaper circulating in Australia, or subject to the Corporations Act ~~and~~, the Listing Rules and the Securities Laws, making available in any other manner as the board thinks fit the following information:
(a)	the reason for the change of place or places, postponement or cancellation (or the change of place or places and postponement);

(b)
if the place or places for the meeting is being changed, the new place or places for the holding of the meeting and, if the meeting is to be held in two or more places, the technology that will be used to facilitate the holding of the meeting in that manner; and

(c)	if the meeting is being postponed, the new date and time for the holding of the meeting.
8.8	Consent required for postponement or cancellation
Neither rule 8.7 nor rule 9.6 permits the board to postpone or cancel a meeting convened:
(a)	in accordance with the Corporations Act by members or by the board on the request of members; or
(b)	by a court,
unless those members or the court, as the case may be, has or have consented in writing to the postponement or cancellation.
8.9	Business at a general meeting
Unless the Corporations Act provides otherwise, the only business that may be transacted at a general meeting, including a postponed meeting, is the election of directors and any other business the general nature of which is specified in the original notice calling the meeting.
9	PROCEEDINGS AT GENERAL MEETINGS
9.1	Admission to general meetings
(a)	The chair of a general meeting may take any action the chair considers appropriate for the proper and orderly conduct of the meeting and the safety of persons attending the meeting including:
(i)	requesting any person who is not a member to attend the meeting and inviting any such person to speak at the meeting;
(ii)	refusing admission to, or requiring to leave and remain out of the meeting any person who:
(A)	is not entitled to attend the meeting under the Corporations Act or this constitution;
(B)	has an audio or visual recording or broadcasting device, a placard or banner or any rule that the chair considers dangerous, offensive or liable to cause disruption;
(C)	refuses to comply with a request to turn off a mobile telephone, personal communication device or similar device;

(D)	refuses to produce or permit the inspection of any article, or the contents of any article in the person’s possession;
(E)	behaves, threatens to behave or who the chair considers may behave in a dangerous, offensive or disruptive way; or
(F)	does not comply with the reasonable directions of the chair; or
(iii)
arranging for any persons attending the meeting who the chair considers cannot reasonably be accommodated in the place where the meeting is to take place to attend or participate the meeting from a separate place using any technology that complies with the requirements of this constitution; or

(iv)	if, before or during the meeting, any technical difficulty occurs and ~~paragraph~~ rule 9.1(a)(iii) above is not satisfied:
(A)	adjourning the meeting until the difficulty is remedied; or
(B)	continuing to hold the meeting in the main place (and any other place which is linked under ~~rule 9.1~~paragraph (a)(iii)) and transact business, and no member may object to the meeting continuing, and may delegate any of the powers given by this rule 9.1 to any person. Nothing in this rule 9.1 limits the powers conferred on the chair by law.
(b)
All persons seeking to attend or participate in a general meeting electronically shall be responsible for maintaining adequate facilities to enable them to do so. Any inability of a person or persons to attend or participate in a general meeting electronically shall not invalidate the proceedings of that meeting, provided a quorum is present in accordance with this constitution.

9.2	Requirement for a quorum
No item of business may be transacted at a general meeting except for the election of a chair and the adjournment of the meeting unless a quorum is present when the meeting proceeds to consider it. If a quorum is present at the time when the first item of business is considered, a quorum is taken to be present when the meeting proceeds to consider each subsequent item of business unless the chair of the meeting (on the chair’s own motion or at the request of a member present) declares otherwise.
9.3	Number for a quorum
Subject to rule 9.5, a quorum is ~~2 members present~~holders of shares entitled to cast at least 33 1/3% of the votes that all holders of shares are entitled to cast on one or more resolutions at the relevant meeting (which must include each holder of a B class share from time to time, to the extent ~~that~~ such holder is entitled to vote on one or more resolutions at the relevant meeting) ~~and entitled to vote~~. In determining whether a quorum is present, each individual attending as a corporate representative, proxy or attorney is to be counted, except that:
(a)	an individual attending in more than one capacity is to be counted only once; and
(b)	if a member has appointed more than one corporate representative, proxy or attorney, only one is to be counted.

Each person who is present at any place of the meeting, including those who attend it electronically, and who would be entitled to count towards the quorum in accordance with this rule 9.3, shall be counted in the quorum for the meeting.
9.4	If quorum not present
If within 30 minutes after the time appointed for a general meeting a quorum is not present:
(a)	if the meeting was convened by a director or at the request of members, the meeting is dissolved; and
(b)
in any other case, the meeting is adjourned to the same day in the next week and the same time and place, or to such other day, time and place as the directors present at the meeting determine (and with similar or equivalent facilities for attendance and participation).

9.5	Quorum for adjourned meeting
At a meeting adjourned under rule 9.4(b), a quorum is ~~2 members present and entitled to vote~~holders of shares entitled to cast at least    33 1/3% of the votes that all holders of shares are entitled to cast on one or more resolutions at the relevant meeting (which must include each holder of a B class share from time to time, to the extent such holder is entitled to vote on one or more resolutions at the relevant meeting) and the provisions of rule 9.3 apply in determining whether that quorum is present. If a quorum is not present within 30 minutes after the time appointed for the adjourned meeting, the meeting is dissolved.
9.6	Postponement before start of meeting
(a)	Subject to rule ~~8.8~~, whether or not a quorum is present, the chair may postpone the meeting before it has started if, at the time and place appointed for the meeting, the chair considers that:
(i)	there is not enough room for the number of members who wish to attend the meeting; or
(ii)	a postponement is necessary in light of the behaviour of persons present or for any other reason so that the business of the meeting can be carried out in a proper and orderly manner.
(b)
A postponement under rule 9.6(a) will be to another time, which may be on the same day as the meeting, and may be to another place (and the new time and place will be taken to be the time and place for the meeting as if specified in the original notice calling the meeting).

9.7	Chair of general meeting
If the board has elected one of its number as chair of the board, that person is entitled to preside as chair at a general meeting. If a chair of the board has not been elected or if the chair of the board is not present within 15 minutes after the time appointed for a general meeting or is unable or unwilling to act as chair for all or any part of the meeting, then the chair of the meeting (or for that part of the meeting) will be chosen from the following persons, in order of precedence:
(a)	first, any person elected by the board as deputy chair of the board, if that person is present and willing and able to act as chair;
(b)	second, any other director present chosen by a majority of the directors present, or if only one other director is present, that director, if that director is willing and able to act as chair; and
(c)	third, a member present elected by a majority of the members at the meeting and who is willing and able to act as chair.

9.8	Acting chair of general meeting
A chair of a general meeting may, for any item of business or discrete part of the meeting, vacate the chair in favour of another person nominated by the chair (“Acting Chair”). Where an instrument of proxy appoints the chair as proxy for part of the proceedings for which an Acting Chair has been nominated, the instrument of proxy is taken to be in favour of the Acting Chair for the relevant part of the proceedings.
9.9	Conduct of general meeting
Subject to the Corporations Act, the chair of a general meeting:
(a)	has charge of the general conduct of the meeting and the procedures to be adopted at the meeting;
(b)
may require the adoption of any procedure which is in the chair’s opinion necessary or desirable for proper and orderly debate or discussion, including limiting the time for which members present may speak on any motion or item of business;

(c)
may terminate discussion or debate on any matter and may make rulings without putting any question to the vote whenever the chair considers it necessary or desirable for the proper conduct of the meeting;

(d)	may adjourn any matter being considered or remaining to be considered by the meeting to a later time at the same meeting;
(e)
may require the adoption of any procedure which is in the chair’s opinion necessary or desirable for the proper and orderly casting or recording of votes at the general meeting, including the appointment of scrutineers; and

(f)
may decide not to put to the meeting any resolution proposed in the notice convening the meeting (other than a resolution proposed by members in accordance with section 249N of the Corporations Act or required by the Corporations Act to be put to the meeting~~),~~ or a proposal included in the company’s proxy statement pursuant to and in compliance with Rule 14a-8 under the Exchange Act, or a nomination included in the company’s proxy materials pursuant to and in compliance with Rule 14a-19 under the Exchange Act, as applicable), and a decision by the chair under this rule 9.9 is final and conclusive.
9.10	Notice of certain director nominations
(a)
In the case of any solicitation of proxies in support of director nominees that is subject to Rule 14a-19 of the Exchange Act, the applicable member’s notice to the company pursuant to Rule 14a-19(b) of the Exchange Act shall be delivered to or mailed and received by the secretary at the registered office of the company no later than the deadline that applies under section 249O of the Corporations Act in order for a member’s proposal to be put to the applicable meeting. The deadline in this rule 9.10(a) shall apply despite any different timeline described in Rule 14a-19 under the Exchange Act or elsewhere in Regulation 14A under the Exchange Act, including with respect to any statements or information required to be provided to the company pursuant to Rule 14a-19 of the Exchange Act by a member.

(b)
Notwithstanding anything to the contrary in this constitution, unless otherwise required by law, if any member (i) provides notice pursuant to Rule 14a-19(b) under the Exchange Act (or has previously filed a preliminary or definitive proxy statement with the information required by Rule 14a-19(b) under the Exchange Act) with respect to any proposed nominee for election as a director of the company and (ii) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the company that such member has met the requirements of Rule 14a-19(a)(3) under the Exchange Act in accordance with the following sentence), then the nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the company’s proxy statement, notice of meeting or other proxy materials for any meeting (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the company (which proxies and votes shall be disregarded). Upon request by the company, if any member provides notice pursuant to Rule 14a-19(b) under the Exchange Act (or has previously filed a preliminary or definitive proxy statement with the information required by Rule 14a-19(b) under the Exchange Act), such member shall deliver to the company, no later than five (5) Business Days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) under the Exchange Act.

9.11	~~9.10~~ Suspension of general meeting
The chair may at any time during the course of the meeting, for the purpose of allowing any poll to be taken or determined, suspend the proceedings of the meeting for such period or periods as the chair decides without effecting an adjournment. No business may be transacted and no discussion may take place during any suspension of proceedings unless the chair otherwise allows.
9.12	~~9.11~~ Amendments to resolutions
No amendment may be proposed to a resolution to be considered at a general meeting unless:
(a)
notice of the intention to move the amendment and a copy of the resolution as proposed to be amended are received at the registered office of the company at least 72 hours before the time appointed for the holding of the meeting; or

(b)	the chair of the meeting in his or her absolute discretion decides that the amendment may properly be considered and voted on.
Nothing in this rule ~~9.11~~9.12 nor the giving of any notice referred to in rule ~~9.11~~9.12(a) prejudices the power of the chair of the meeting to rule any proposed amendment unacceptable or out of order. Any ruling by the chair of the meeting in relation to a resolution or an amendment to a resolution is final and conclusive.
9.13	~~9.12~~ Adjournment of general meeting
The chair of a general meeting may at any time during the meeting adjourn the meeting to such day, time and place as the chair determines, but only unfinished business is to be transacted at a meeting resumed after an adjournment. No person other than the chair of a general meeting may adjourn the meeting and members are not entitled to direct that the chair adjourn any meeting or to vote on any motion to adjourn the meeting unless the chair determines that a vote should be taken.

9.14	~~9.13~~ Business of adjourned meeting
(a)	All business conducted at a general meeting up to the time of any adjournment shall, subject to ~~paragraph9.13~~rule 9.14(b) below, be valid.
(b)
The chair of the meeting may specify that only the business conducted at a general meeting up to a point in time which is earlier than the time of adjournment is valid if, in his opinion, to do so would be more appropriate.

9.15	~~9.14~~ Notice of adjourned meeting
If a general meeting is adjourned under rule 9.4(b) or rule ~~9.12~~9.13, notice of the adjourned meeting must be given to the Exchange, but need not be given to any other person other than as required by the Listing Rules and the Securities Laws.
9.16	~~9.15~~ Directors entitled to attend and speak at general meeting
The directors are entitled to attend and speak at a general meeting of the company.
10	VOTING AT GENERAL MEETINGS
10.1	How resolutions are decided
Subject to the requirements of the Corporations Act, a resolution is taken to be carried if a majority of the votes cast on the resolution are in favour of it. If there is an equality of votes on any proposed resolution of members, the chair of the meeting is entitled to a casting vote, in addition to any votes to which the chair is entitled to cast as a member, corporate representative, proxy or attorney.
10.2	Method of voting
At a general meeting a resolution put to the vote of the meeting must be decided by poll (rather than on a show of hands), unless otherwise determined by the board and approved by the holders of the B class shares (but subject to any right to demand a poll under rule 10.3, which will override any decision to vote by show of hands). If determined to vote by show of hands, a declaration by the chair that a resolution has been carried on a show of hands or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book containing the minutes of the proceedings of the company, is conclusive evidence of the fact. Neither the chair nor the minutes need state, and it is not necessary to prove, the number or proportion of the votes recorded in favour of or against the resolution.
10.3	Demand for a poll
Other than as set out under rule 10.2, a poll may be demanded on any resolution by:
(a)	at least five members entitled to vote on the resolution;
(b)	members entitled to cast at least 5% of the votes that may be cast on the resolution on a poll (worked out as at the midnight before the poll is demanded); or
(c)	the chair.

The demand for a poll does not affect the continuation of the meeting for the transaction of other business and may be withdrawn with the consent of the chair of the meeting.
10.4	When a poll may be demanded
Other than as set out under rule 10.2, a poll may be demanded on a resolution:
(a)	before the show of hands on that resolution is taken;
(b)	before the result of the show of hands on that resolution is declared; or
(c)	immediately after the result of the show of hands on that resolution is declared.
A poll may not be demanded on any resolution concerning the election of a chair for a general meeting or unless the chair otherwise determines the adjournment of a general meeting.
10.5	How a poll must be taken
In respect of each resolution to be decided by a poll:
(a)
if the resolution is for the adjournment of the meeting and provided that chair has determined that a vote on the adjournment of the meeting should be taken in accordance with rule ~~9.12~~9.13, the poll must be taken immediately and, subject to rule 10.5(c), in the manner that the chair of the meeting directs;

(b)	in all other cases, the poll must be taken at the time and place and, subject to rule 10.5(c), in the manner that the chair of the meeting directs;
(c)	votes which section 250BB(1) or 250BC of the Corporations Act require to be cast in a given way must be treated as cast in that way;
(d)	a person who has the right to cast two or more votes need not cast all those votes and may cast those votes in different ways; and
(e)	the result of the poll is a resolution of the meeting at which the poll was demanded.
10.6	Direct voting
Notwithstanding anything to the contrary in this constitution, the board may determine that a member who is entitled to attend and vote at a general meeting may vote at that meeting without being present at that meeting by communicating the member’s voting intentions to the company directly by post, fax, email or other electronic means approved by the board. If the board makes such a determination in respect of a general meeting:
(a)
the board may also make rules about the manner in which a direct vote may be cast at that meeting, the circumstances in which a direct vote is taken to be valid and any other matter relating to the exercise of direct votes at that meeting as the directors think fit and such rules will have effect as if they were set out in this constitution; and

(b)	any direct vote cast in accordance with those rules by a member entitled to vote at that meeting is taken to have been cast by that member at that meeting.

10.7	Rights to vote
Subject to this constitution and to any rights or restrictions for the time being attached to any class or classes of shares:
(a)	on a show of hands, each member present has one vote except that if a person is entitled to vote in more than one capacity, that person is only entitled to one vote;
(b)
on a poll, each member present in person or by proxy has one vote for each fully paid share held by the member at the Record Time and the number of votes determined in accordance with rule 10.8 in respect of any partly paid shares held by the member at the Record Time;

(c)
on a poll, in addition to the voting rights set out in rule 10.7(b), each member who is a holder of a B class share present in person or by proxy has fifteen (15) votes for each fully paid ordinary share held by the member (or its Affiliates) at the Record Time; and

(d)
where the board has determined other means for the casting and recording of votes by members on any resolution to be put to a general meeting, every member having the right to vote on the resolution has one vote for each fully paid share held by the member at the Record Time (other than in respect of a B class share which shall at all times carry fifteen (15) votes for each fully paid ordinary share held by the holder of a B class share from time to time) and the number of votes determined in accordance with rule 10.8 in respect of any partly paid shares held by the member at the Record Time.

10.8	Voting rights of holders of partly paid shares on a poll
Subject to this constitution and to any rights or restrictions for the time being attached to any class or classes of shares, on a poll:
(a)
in respect of any share that is not fully paid, a member is entitled to the fraction of one vote equal to the amount paid up on the share divided by the total of all amounts paid and payable on the share;

(b)
for the purposes of rule 10.8(a) no amount credited as paid on a share without payment in money or other valuable consideration being made to the company is taken to be paid up on the share and no amount paid on a share in advance of a call is taken to be paid up on the share until the due date for payment of the call; and

(c)
the total number of votes that a member has in respect of all shares that are not fully paid is the aggregate of all fractions arising from the application of rule 10.8(a) rounded down to the nearest whole number.

10.9	Voting by joint holders
If a share is held jointly and more than one of the joint holders votes in respect of that share:
(a)	only the vote of the joint holder whose name appears first in the Register in respect of that share counts;
(b)	a proxy appointment is valid even if the proxy appointment is signed by only one of the joint holders; and
(c)	a proxy appointment signed by all joint holders will override a proxy that is signed by only some of the joint holders

10.10	Voting by member of unsound mind
If a member is of unsound mind or is a person whose assets are liable to be dealt with in any way under the law relating to mental health then any person who properly has the management of the member’s estate may exercise the member’s rights in relation to a general meeting as if the person were the member.
10.11	Voting by infant member
The parent or guardian of an infant member may vote at any general meeting on such evidence being produced of the relationship or of the appointment of the guardian as the board may require and any vote so tendered by a parent or guardian of an infant member must be accepted to the exclusion of the vote of the infant member.
10.12	Voting by persons entitled by transmission
A person entitled to a share as the result of a Transmission Event may vote at a general meeting in respect of that share as if the person were registered as the holder of that share at the Record Time if at least 48 hours before the meeting the board determines that the person is entitled to the share. Any vote exercised by the person so entitled must be accepted and the company must disregard any vote of the registered holder of those shares.
10.13	Restrictions on voting rights
A member is not entitled to vote on a resolution at a general meeting:
(a)	in respect of any share on which a call is due and payable and has not been paid; or
(b)	if prevented from doing so by the Corporations Act, the Listing Rules, the Securities Laws or any rule of this constitution.
The company must disregard any vote purported to be cast on a resolution by a member or a corporate representative, proxy or attorney of a member in breach of this rule 10.13.
10.14	Objection to voting qualification
An objection to the right of a person to attend or vote at a general meeting or adjourned general meeting must be:
(a)	raised before or immediately after the result of the vote is declared; and
(b)	referred to the chair of the meeting, whose decision is final and binding on all members.
If any objection is raised to the right of a person to vote and the chair disallows the objection then the vote cast by that person is valid for all purposes.

11	REPRESENTATION OF MEMBERS AT GENERAL MEETINGS
11.1	How members may attend and vote
Subject to this constitution ~~and~~, the Listing Rules and the Securities Laws, each member entitled to vote at a general meeting may attend and vote at that general meeting:
(a)	in person or, where a member is a body corporate, by its corporate representative; or
(b)	by not more than 2 proxies or attorneys.
A corporate representative, proxy or attorney may, but need not, be a member of the company.
11.2	Corporate representatives
The chair of a meeting may request a person claiming to be a corporate representative to provide evidence satisfactory to the chair that they have been validly appointed. If such evidence is not provided the chair may nevertheless permit that person to exercise the powers of a corporate representative at that meeting but may make it a condition of the exercise of any voting rights by that person that the person produce such evidence within a time after the conclusion of the meeting set by the chair. If the chair attaches such a condition to the exercise of any voting rights then that condition may be waived by notice in writing to the relevant member at any time before the time specified by the chair.
11.3	Form of proxy appointments
The appointment of a proxy for a general meeting must be:
(a)	in the form approved by the board for the purposes of that meeting and sent or otherwise made available to members by or on behalf of the company; or
(b)	in any other form which complies with the Corporations Act ~~and~~, the Listing Rules and the Securities Laws.
11.4	Signature or authentication of proxy appointments
The appointment of a proxy for a general meeting must be:
(a)
signed by the member making the appointment or a duly authorised agent of the member or, in the case of a member that is a body corporate, executed by the member in accordance with the Corporations Act ~~and~~, Listing Rules and the Securities Laws, or signed by an officer or agent authorised for that purpose; or

(b)
authenticated by the member in any manner approved by the board and specified in the notice convening that meeting or in any other manner permitted by the Corporations Act ~~and~~, Listing Rules and the Securities Laws.

11.5	Name of proxy not completed
If the name or office of the proxy in a proxy appointment has not been completed then the proxy appointed under that appointment is:
(a)
in the case of a proxy appointment in a form made available to members by or on behalf of the company, the person specified in that form of proxy appointment as the proxy to be appointed if the member does not nominate a proxy, if any; or

(b)	in any other case, the chair of the meeting.

11.6	Time for receipt of proxy appointment
(a)
Subject to rule 11.7 ~~and~~, the Listing Rules and the Securities Laws, for the appointment of a proxy to be effective for a general meeting (or an adjourned or postponed meeting as the case may be), the company must receive the proxy appointment, together with an original or certified copy of any authority under which the appointment was signed, executed or authenticated, at least 48 hours before the time appointed for holding the meeting (or such other period determined by the board).

(b)	A document referred to in this rule 11.6 is taken to be received by the company if it is received at:
(i)	an electronic address specified in the notice of general meeting; or
(ii)	any of the places or by any of the means specified in the Corporations Act, for the receipt of proxy documents.
11.7	Incomplete proxy appointment
If a proxy appointment has been received by the company within the period specified in rule 11.6 and the board considers that the proxy appointment has not been properly signed, executed or authenticated or is otherwise incomplete (other than by reason only that the name or office of the proxy has not been completed), the board, in its discretion, may direct that the proxy appointment be returned to the member appointing the proxy and may request that the member:
(a)	take such steps as the board requires to complete, sign, execute or authenticate the proxy appointment; and
(b)	return the proxy appointment as completed, signed, executed or authenticated in accordance with rule 11.7(a) to the company within the time period notified to the member.
Without limiting any discretion of the chair, a proxy appointment which is received by the company in accordance with rule 11.7(b) is effective.
11.8	Attorneys
(a)
Unless otherwise determined by the board, an attorney may not attend a general meeting (or an adjourned or postponed meeting as the case may be) or exercise any of the rights of the appointing member unless the company receives the copy of the power of attorney or operative provisions of any contract which grant the power of attorney, together with any authority requested by the board under which the power of attorney was signed or executed, at least 48 hours before the time appointed for holding the meeting.

(b)
A document referred to in this rule 11.8 is taken to be received by the company if it is received by any of the means specified in this constitution or the Corporations Act for the receipt of proxy documents.

11.9	Rights of corporate representatives, proxies and attorneys
Subject to rules 11.10 to 11.14, unless the terms of appointment of a corporate representative, proxy or attorney provide otherwise, the corporate representative, proxy or attorney:
(a)	has the same rights to speak, demand a poll, join in demanding a poll or act generally at the meeting as the appointing member would have had if the member had been present;
(b)
is taken to have the authority to vote on any amendment moved to the proposed resolutions, any motion that the proposed resolutions not be put or any similar motion and any procedural resolution, including any resolution for the election of a chair or the adjournment of a general meeting; and

(c)
may attend and vote at any postponed or adjourned meeting unless the appointing member gives the company notice in writing to the contrary not less than 48 hours before the time to which the holding of the meeting has been postponed or adjourned.

This rule 11.9 applies even if the terms of appointment of a corporate representative, proxy or attorney refers to specific resolutions or to a specific meeting to be held at a specific time.
11.10	Validity of votes cast by proxy or attorney
Subject to the Corporations Act, the Listing Rules, the Securities Laws and this constitution, a vote cast by a person as proxy or attorney at a general meeting is valid:
(a)	despite the transfer of the shares in respect of which the proxy or attorney is appointed if the transfer is not registered or given effect to before the Record Time for that meeting;
(b)
despite the occurrence of a Transmission Event in respect of the member that appointed the proxy or attorney unless the board has determined in accordance with rule 10.12 that a person other than the member appointing the proxy or attorney is entitled to the share; and

(c)	despite the revocation of the appointment of the proxy or attorney or the authority under which a third party appointed the proxy or attorney, unless the board determines otherwise.
11.11	No right to speak or vote if appointing member present
The appointment of a proxy or attorney is not revoked if the appointing member is present in person or by corporate representative at a general meeting, but the proxy or attorney must not speak or vote at the meeting while the appointing member is present, and the appointing member will retain the right to vote in lieu of the proxy or attorney.
11.12	Rights where 2 proxies or attorneys are appointed
Subject to the Listing Rules and the Securities Laws, where a member appoints 2 proxies or attorneys to vote at the same general meeting:
(a)	if the appointment does not specify the proportion or number of the member’s votes each proxy or attorney may exercise, each may exercise half the member’s votes;
(b)	if the appointment specifies different ways to vote on the resolution, the proxy must not vote on a show of hands; and
(c)	on a poll, each proxy or attorney may only exercise votes in respect of those shares or voting rights the proxy or attorney represents.

11.13	More than one corporate representative present
If more than one corporate representative appointed by a member (and in respect of whose appointment the company has not received notice of revocation) is present at a general meeting then:
(a)	a corporate representative appointed for that particular meeting may act to the exclusion of a corporate representative whose appointment is a standing appointment; and
(b)	subject to paragraph (a) above, the corporate representative appointed most recently in time may act to the exclusion of a corporate representative appointed earlier.
11.14	More than two proxies or attorneys appointed
If the company receives notice of the appointment of a proxy or attorney in accordance with this constitution that results in more than 2 proxies or attorneys being entitled to act at a general meeting then, in determining which proxies or attorneys may act at that meeting, the board will determine which 2 attorneys or proxies may act at the general meeting.
11.15	Identity of person acting as corporate representative, proxy or attorney
(a)
The chair of a meeting may require a person acting as a corporate representative, proxy or attorney to establish to the chair’s satisfaction that the person is the person duly appointed to act. If the person fails to do so, the chair may exclude the person from attending or voting at the meeting or permit the person to exercise the powers of a corporate representative, proxy or attorney on the condition that, if required by the company, they produce evidence of the appointment within the time set by the chair.

(b)	The chair may delegate the chair’s powers under this rule ~~11.14~~11.15 to any person.
12	SHARE CAPITAL
12.1	Power of board to issue shares
Subject to the Corporations Act, this constitution and any rights attaching to any class of shares, the board may issue, allot, grant options over or otherwise deal with or dispose of any shares to such persons, at such times, on such terms and for such consideration, as the directors think fit.
12.2	Alteration of share capital
Subject to the Corporations Act, this constitution and any rights attaching to any class of shares, the company may exercise the powers conferred by the Corporations Act to alter the company’s share capital including by:
(a)	reducing or buying back its share capital;
(b)	sub-dividing or consolidating all or any of its share capital; or
(c)	converting or reclassifying shares from one class to another, and the board may take such action as the directors think fit to give effect to any resolution altering the company’s share capital.

12.3	Fractions of shares
If as a result of any issue of shares or any alteration to the company’s share capital any members would become entitled to fractions of a share, the board may deal with those fractions as the directors think fit, including by:
(a)	ignoring fractional entitlements or making cash payments in lieu of fractional entitlements;
(b)
rounding up each fractional entitlement to a whole share by capitalising any amount available for capitalisation under rule 16.3 (even though not all members may participate in that capitalisation); or

(c)	appointing a trustee to aggregate and sell the shares representing those fractions and to distribute the net proceeds of sale among members entitled to them.
12.4	Redeemable shares
Subject to the Corporations Act, the company may issue shares which are redeemable or liable to be redeemed at the option of the company or the holder and the directors may determine the terms, conditions and manner of redemption of such shares.
12.5	Preference shares
Subject to rule 12.6, the company may issue preference shares and may convert or reclassify any other issued shares into preference shares, including preference shares that are redeemable or convertible into ordinary shares, or may at the option of the company or the holder be redeemed or converted into ordinary shares.
12.6	Rights attaching to preference shares
The company may not issue preference shares unless the rights attaching to those preference shares are as set out in Schedule 2 or have otherwise been approved by members in accordance with the Corporations Act.
12.7	Variation of class rights
Whenever the share capital of the company is divided into different classes of shares:
(a)
all or any of the rights for the time being attached to any class of shares on issue may from time to time be varied in such manner as those rights may provide or, if no such provision is made, with the approval of the board and either:

(i)	with the consent in writing of the holders of 75% of the issued shares of that class; or
(ii)	with the authority of a special resolution passed at a separate meeting of the holders of those shares; and
(b)
unless the terms on which shares in that class were issued state otherwise, the provisions of this constitution relating to convening general meetings of the company, proceedings at general meetings, voting at general meetings and representation at general meetings apply to every separate meeting of the holders of a class of shares except that:

(i)	the quorum at any such meeting is 2 persons who hold shares of that class present in person, by corporate representative, by proxy or by attorney;
(ii)
a poll may be demanded by any one holder of shares of the class, or, if there is only one holder of shares in that class, that person present in person, by corporate representative, by proxy or by attorney; and

(iii)	on a poll, every holder of shares of the class has one vote in respect of every share of the class held by that holder.

12.8	Effect of share issue on class rights
The rights attached to any class of shares are not taken to be varied by the issue or creation of further shares ranking equally with them unless expressly provided by the terms of issue of the shares of that class.
12.9	Calls on shares, liens on shares, forfeiture and surrender of shares
The provisions of Schedule 3, Schedule 4 and Schedule 5 apply.
12.10	Joint holders of shares
The company is not bound to register more than 3 persons as the joint holders of any share. Where 2 or more persons are registered as the holders of a share, they hold it as joint tenants with rights of survivorship.
12.11	No recognition of third party interests
Except as required by law, the company may treat the registered holder of a share as the absolute owner of that share and:
(a)	is not required to recognise a person as holding any share on any trust, even if the company has notice of the trust; and
(b)
is not required to recognise, and is not bound by, any interest in or claim to any share, except for the registered holder’s absolute legal ownership of the share, even if the company has notice of that interest or claim.

12.12	Certificates for shares
(a)
If the company participates in a computerised or electronic share transfer system conducted in accordance with the Listing Rules and the Securities Laws, the company is not required to issue a certificate for the shares held by a holder and may cancel a certificate without issuing another certificate where permitted to do so by the Listing Rules and the Securities Laws.

(b)
If shares are not subject to a computerised or electronic share transfer system and the company is required by the Corporations Act to issue certificates for any shares, or if the board otherwise determines to issue certificates for any shares, then the company:

(i)	must issue such certificates in accordance with the requirements of the Corporations Act and otherwise in such form as the directors think fit;
(ii)	may cancel any certificates and replace lost, destroyed or damaged certificates in such manner as the directors think fit; and
(iii)	is only required to issue one certificate in respect of any shares jointly held.

13	TRANSFER OF SHARES
13.1	Participation in computerised or electronic systems
The board may do anything it considers necessary or desirable and that is permitted under the Corporations Act ~~and~~, the Listing Rules and the Securities Laws to facilitate the company’s participation in any computerised or electronic system established or recognised by the Corporations Act ~~or~~, the Listing Rules or the Securities Laws for the purposes of facilitating dealings in shares.
13.2	Method of transfer
Subject to this constitution ~~and~~, the Listing Rules and the Securities Laws, a share in the company is transferable:
(a)	by means of a written instrument of transfer in any usual form or any other form approved by the board and permitted by law and which:
(i)
has been signed by or on behalf of both the transferor or transferee (unless the transfer relates only to fully paid shares and the board has resolved that signature by the transferee is not required); or

(ii)	is a document that is, or is comprised of documents that together constitute, a sufficient transfer of that share under the Corporations Act; or
(b)	by any other method of transfer permitted by the Corporations Act.
13.3	Written instrument of transfer
A written instrument of transfer used to transfer a share in accordance with rule 13.2 must be:
(a)	duly stamped if required by law;
(b)	left for registration at the company’s registered office or, if different, the place where the Register is kept; and
(c)
subject to the Listing Rules and the Securities Laws, accompanied by any information that the board properly requires to show the right of the transferor to make the transfer and the proper execution of the transfer.

13.4	Company to register transfers
(a)
Subject to the powers vested in the board by rules 13.5 and 13.6, if the company receives a transfer complying with rule 13.2 and, where applicable, rule 13.3, the company must register the transferee as the holder of the shares to which the transfer relates.

(b)
The company (or the company’s securities registry) may put in place, and require compliance with, reasonable processes and procedures in connection with determining the authenticity of an instrument of transfer, notwithstanding that this may prevent, delay or interfere with the registration of the relevant instrument of transfer.

(c)	The board may, to the extent the law permits, waive any of the requirements of rule 13.2 or 13.3 and prescribe alternative requirements instead, to give effect to rule 13.2 or for another purpose.
13.5	Obligation to refuse to register transfers
The board must refuse to register a transfer of shares if required to do so by:
(a)	the Corporations Act, the Listing Rules, the Securities Laws or any law; or
(b)	any provision of this constitution.
13.6	Power to refuse to register transfers
The board may refuse to register a transfer of shares if:
(a)	the company has a lien on any of the shares subject of the transfer;
(b)	registration of the transfer may breach the law applying in any state or territory of Australia or would be in breach of an order of any court;
(c)	the transfer is not in registrable form; or
(d)	the company is otherwise permitted to do so under the Corporations Act, the Listing Rules, the Securities Laws or the terms of issue of the shares.
13.7	Notice of refusal to register transfer
If the board refuses to register a transfer of shares it must give written notice of the refusal as required by the Corporations Act ~~and~~, the Listing Rules and the Securities Laws. Failure to give such notice does not invalidate the decision of the board to refuse to register that transfer.
13.8	Suspension of registrations
The company may suspend registration of transfers of shares at the times and for the periods that the board determines provided that the period of suspension must not exceed 30 days in aggregate in any calendar year.

13.9	Effect of registration
Except as provided by any applicable law, a transferor of a share remains the holder of the share transferred until the transfer is registered and the name of the transferee is entered in the Register in respect of the share.
13.10	No fee for registration of transfers
The company must not charge a fee for registering any transfer of shares.
13.11	Company to retain instrument of transfer
The company must retain every instrument of transfer which is registered for the period required by any applicable law.
13.12	Proportional takeover bids
The provisions of Schedule 6 apply.
14	TRANSMISSION OF SHARES
14.1	Effect of statutory provisions
The provisions of this rule 14 have effect subject to the Corporations Act and to the Bankruptcy Act 1966 (Cth).
14.2	Transmission of shares on death
If a member dies, the only person or persons that the company will recognise as having any title to or interest in that member’s shares are:
(a)	if the member was a joint holder, the survivor; and
(b)	if the member was a sole or the only surviving holder, the personal representative of that member, but nothing in this constitution releases the estate of a deceased member from any liability in respect of any share held by that member solely or jointly.
14.3	Rights of personal representative
A personal representative entitled to shares by reason of rule 14.2(b) is, on giving to the board such information as the board requires to prove the personal representative’s entitlement to the shares, entitled to the same rights as the deceased member whether or not registered as the holder of the shares.
14.4	Election by persons entitled on transmission
Subject to rule 14.6, if a person becomes entitled to a share as a result of:
(a)	the death of a member;
(b)	the bankruptcy of a member;
(c)	a member becoming of unsound mind or becoming a person whose assets are liable to be dealt with in any way under the law relating to mental health;
(d)	a member that is a body corporate being dissolved or deregistered;
(e)	the succession of another body corporate to the assets and liabilities of a member that is a body corporate; or
(f)	any other event giving rise to a transmission of that share by operation of law,

(each, a “Transmission Event’’), then that person may make an election in accordance with rule 14.5 either to be registered as the holder of that share or to nominate another person to be registered as the holder of that share.
14.5	Manner of election
A person who makes an election under rule 14.4 must:
(a)	do so by notice in writing to the company;
(b)	produce such evidence as the board requires to prove that person’s entitlement to the share; and
(c)
in the case of an election nominating another person to be registered as the holder of that share, execute a transfer of the share to the person so nominated or take such other action as the directors may require to enable that other person to be registered as the holder of the share.

The provisions of this constitution applying to the transfer of shares generally apply to a transfer executed in accordance with this rule 14.5 as if that transfer were a transfer effected by the person from whom the person making the election derives their entitlement to the share and as if the event giving rise to the transmission of the share had not occurred.
14.6	Transfer executed before occurrence of Transmission Event
The directors may register or give effect to a transfer of a share executed by a member before the occurrence of a Transmission Event even if they have notice of the Transmission Event.
15	DIVIDENDS
15.1	Decision to pay dividends
Subject to the Corporations Act, this constitution and any rights or restrictions for the time being attached to any class or classes of shares:
(a)	the board may cause to be paid any dividend required to be paid under the terms of issue of any share;
(b)
the board may decide to pay any other dividend that appears to the board to be justified by the financial position of the company and may decide that a dividend be paid on shares of one class but not another class, or at different rates for shares of different classes;

(c)	if the board decides to pay a dividend, it may fix the amount of the dividend, the time for determining entitlements to the dividend and the time for and method of payment of the dividend; and
(d)
the board may revoke a decision to pay a dividend if it appears to the board at any time before the dividend is paid that payment of the dividend is no longer justified by the financial position of the company, none of which requires confirmation at a general meeting.

15.2	Entitlements of fully paid and partly paid shares
Subject to this constitution and any rights or restrictions for the time being attached to any class or classes of shares on which a dividend is paid:
(a)	each share that is fully paid confers an entitlement to the full amount of the dividend decided by the board;
(b)
any share that is not fully paid confers an entitlement only to the proportion of the dividend decided by the board equal to the amount paid up on the share divided by the total of all amounts paid and payable on the share;

(c)
for the purposes of rule 15.2(b), no amount credited as paid on a share without payment in money or other valuable consideration being made to the company is taken to be paid up on the share and no amount paid on a share in advance of a call is taken to be paid up on the share until the due date for payment of the call; and

(d)
if an amount is paid on a share during the period to which the dividend relates, the amount paid up on that share for the purposes of rule 15.2(b) is taken to be the amount paid up on the share at the start of the period plus such proportion of the additional amount paid up during that period as is equal to the proportion of that period during which that additional amount was paid up.

15.3	Payment of dividends
(a)	Subject to this constitution, a dividend in respect of a share is payable:
(i)	to the person registered, or entitled to be registered under rule 13.4(a), as the holder of that share;
(ii)	if the board has fixed a time for determining entitlements to the dividend, at that time; and
(iii)	in any other case, on the date on which the dividend is paid, and a transfer of a share that is not registered, or left with the company for registration under rule 13.3(b), on or before that time or date is not effective, as against the company, to pass any right to the dividend.
(b)	The provisions of rule 21 apply to the payment of any dividend.
15.4	No interest on dividends
Subject to rights attaching to any class of shares, no interest is payable by the company on a dividend.

15.5	Deductions from dividends
The board may deduct from any dividend payable to a member all sums presently payable by that member to the company on account of calls or otherwise in relation to shares in the company and may apply the amount deducted against the amount so payable.
15.6	Available sources for payment of dividends
When deciding to pay a dividend, the board may direct payment of the dividend from any available source permitted by law, including:
(a)
wholly or in part by the distribution of specific assets including fully paid shares or other securities of the company or of any other body corporate either generally or to specific members, in which case the provisions of rules 17.1 and 17.2 apply to any such distribution; and

(b)
subject to the Listing Rules and the Securities Laws, to particular members wholly or in part out of any particular fund or reserve or out of profits derived from any particular source, and to the other members wholly or partly out of any other particular fund or reserve or out of profits derived from any other particular source.

15.7	Scrip dividend
Subject to the Listing Rules and the Securities Laws, when deciding to pay a dividend, the board may determine to offer members entitled to the dividend the right to elect to forego all or part of that dividend and to receive instead new shares credited as fully paid on such terms as the directors think fit. If the board makes such a determination, it may decide at any time before such new shares are issued to withdraw the right to receive shares and to pay the dividend in cash instead. Any such decision may be made before or after any election has been made by any member in respect of that dividend.
16	RESERVES AND PROFITS
16.1	Reserves
The board may set aside out of the profits of the company such amounts as the directors think proper as a reserve, to be applied for any purpose for which the profits of the company may be properly applied, and may appropriate to the company’s profits any amount previously set aside as a reserve. Any amount set aside as a reserve is not required to be held separately from the company’s other assets and may be used by company or invested as the board thinks fit.
16.2	Carry forward of profits
The board may carry forward any part of the profits of the company that it decides not to distribute as dividends without transferring those profits to a reserve.
16.3	Capitalisation of reserves and profits
Subject to the Listing Rules, the Securities Laws and any rights or restrictions for the time being attached to any class or classes of shares:
(a)	the board may resolve to capitalise all or part of any amount standing to the credit of any reserve account or the profit and loss account or otherwise available for distribution to members;

(b)
the board may resolve to apply all or part of any amount so capitalised for the benefit of members in the proportions to which those members would have been entitled in a distribution of that sum by way of dividend in paying up any amounts unpaid on shares held by members or in paying up in full unissued shares or other securities to be issued to members as fully paid; and

(c)	if the board resolves to apply any amount for the benefit of members under rule 16.3(b):
(i)	the board must fix the time for determining entitlements to the application of that amount;
(ii)	if securities other than shares are to be issued to members under that resolution then rule 12.3 applies as if references in that rule to shares included references to those other securities; and
(iii)	the board may do all other things necessary to give effect to that resolution.
16.4	Agreement on behalf of members
If any amount is applied for the benefit of members pursuant to a resolution under rule 16.3(b), the company may make, as agent of those members, or the board may authorise any other person to make, as agent of those members, an agreement with the company under which those members accept either or both of the payment by the company on their behalf of all or part of the amount unpaid on their existing shares or the issue to them of new shares or other securities under the capitalisation. Any agreement made under this rule 16.4 is effective and binding on all the members concerned.
17	DISTRIBUTION OF ASSETS
17.1	Distribution by way of dividend or return of capital
If the board resolves to pay any dividend or return any capital to members by way of reduction of capital or share buy-back or otherwise wholly or in part by way of distribution of specific assets (including fully paid shares or other securities of the company or of any other body corporate) either generally or to specific members, the board may:
(a)	value the assets to be distributed in such manner as the directors think fit;
(b)	vest the assets in such trustees and on such trusts for the benefit of the members entitled to the distribution of those assets as the directors think fit;
(c)	if the distribution of specific assets to a particular member or members is illegal or impracticable, determine to make cash payments in lieu of that distribution;
(d)
if members are entitled to fractions of a share or other security by reason of the distribution, determine to ignore fractional entitlements or to make cash payments in lieu of fractional entitlements; and

(e)	settle any other matter regarding the distribution as the directors think fit.
17.2	Agreement on behalf of members
If the company distributes specific assets to any members, the company may make, as agent of those members, or the board may authorise any other person to make, as agent of those members, an agreement with the company or any other person under which those members accept the transfer of those assets and, in the case of a distribution of shares of a body corporate or securities of a trust, agree to become members of that body corporate or holders of securities in that trust. No member is obliged to accept any shares, securities or other assets in respect of which there is any liability.

17.3	Distribution of assets on a winding up
Subject to any rights or restrictions for the time being attached to any class or classes of shares, on a winding up of the company, the liquidator may, with the sanction of a special resolution of the company, distribute among the members the whole or any part of the assets of the company and may for that purpose:
(a)	decide how the assets are to be distributed as between the members or different classes of members;
(b)	value the assets to be distributed in such manner as the liquidator thinks fit; and
(c)	vest the whole or any part of any assets in such trustees and on such trusts for the benefit of the members entitled to the distribution of those assets as the liquidator thinks fit.
No member is obliged to accept any shares, securities or other assets in respect of which there is any liability.
18	INDEMNITY AND INSURANCE
18.1	Indemnity
To the maximum extent permitted by law (including, without limitation, the Corporations Act), the company must indemnify each person who is or has been a director, secretary or other officer of the company or a wholly-owned subsidiary of the company against:
(a)	any liability incurred by the person in that capacity, other than a liability for legal costs covered under paragraphs (b) and (c) below;
(b)	all legal costs incurred in connection with, any civil, criminal, administrative or judicial proceedings or investigation in which that person becomes involved as a result of holding that office; and
(c)
all legal costs incurred in good faith in obtaining legal advice on issues relevant to the performance of that person’s functions and the discharge of that person’s duties as an officer of the company or a wholly-owned subsidiary of the company, except to the extent that the person is otherwise entitled to be indemnified and is actually indemnified by another person, including under any insurance policy.
18.2	Extent of indemnity
The indemnity in rule 18.1 applies to liabilities and legal costs incurred both before and after adoption of this constitution and is enforceable by a person:
(a)	without that person first having to incur any expense or make any payment; and
(b)	even though the person may have ceased to be an officer of the company or a wholly-owned subsidiary of the company.

18.3	Insurance
To the extent permitted by law, the company may pay or agree to pay a premium for a contract insuring a person who is or has been a director, secretary or other officer of the company or a wholly-owned subsidiary of the company against liability incurred by the person in that capacity, including a liability for legal costs.
18.4	Company may enter into contracts
The company may enter into a contract with a person who is or has been a director, secretary or other officer of the company or a wholly-owned subsidiary of the company setting out the rights and obligations of that person and the company with respect to the matters referred to in rules 18.1 to 18.3. A contract entered into pursuant to this rule may also include provisions requiring the company to make payments to that person by way of advance of legal costs prior to the final disposition of the litigation, provided that such person provides an undertaking reasonably acceptable in form and substance to the board for the repayment of such advances if it is ultimately determined by a court of competent jurisdiction that such person is not entitled to indemnification and to give that person access to the accounting records and other books and documents of the company.
18.5	Indemnity not exclusive
Nothing in rule 18.1:
(a)	affects any other right or remedy that a person to whom those rules apply may have in respect of any liability referred to in those rules;
(b)	limits the capacity of the company to indemnify or provide or pay for insurance for any person to whom those rules do not apply; or
(c)	limits or diminishes the terms of any indemnity conferred or agreement to indemnify entered into prior to the adoption of this constitution.
19	SEALS AND EXECUTION OF DOCUMENTS
19.1	Common seal
The company ~~y~~ may have a common seal. If the company has a common seal:
(a)	the directors must provide for the safe custody of the common seal;
(b)	it may also have a duplicate common seal; and
(c)	rule 19.2 applies in respect of the common seal and any duplicate common seal (and references in that rule to the common seal include references to any duplicate common seal).

19.2	Use of common seal
The common seal may only be used with the authority of the board, or of a committee of the board which is authorised by the board to authorise the use of the common seal. Every document to which the common seal is affixed must be signed by:
(a)	2 directors;
(b)	a director and a secretary; or
(c)	a director and another person appointed by the board to countersign that document or a class of documents in which that document is included.
19.3	Share certificate sealing and signing mechanics
The directors may decide, either generally or in any particular case, that the common seal and the signature of any director, secretary or other person is to be printed on or affixed to any certificate for shares by some mechanical or other means.
19.4	Execution of documents
Without limiting the ways in which the company can execute documents under the Corporations Act or otherwise, the company may execute a document if the document is approved by the board for execution and is signed by:
(a)	2 directors;
(b)	a director and a secretary; or
(c)
any person or persons authorised by the board for the purposes of executing that document or the class of document to which that document belongs (including any person or persons so authorised under a power of attorney given by the company in accordance with this constitution).

19.5	Signing of cheques and receipts
The board may determine how cheques, promissory notes, bankers’ drafts, bills of exchange and other negotiable instruments must be signed, drawn, accepted, endorsed or otherwise executed on behalf of the company and how receipts for money paid to the company must be signed or otherwise executed.
20	AUDIT, ~~FINANCAL~~FINANCIAL ACCOUNTS AND INSPECTION OF RECORDS
20.1	Audit
The financial statements of the company for each financial year must be audited by an auditor in accordance with Corporations Act. The auditor of the company must be appointed and removed from time to time in accordance with the Corporations Act.
20.2	Provision of financial statements
The board must cause the financial statements of the company to be prepared and provided to members as and when required by the Corporations Act.

Inspection by members
Subject to the Corporations Act, the board may determine whether and to what extent, and at what time and places and under what conditions, the accounting records and other books and documents of the company or any of them will be open to the inspection of members. A member does not have the right to inspect any document of the company except as provided by law or this constitution or as authorised by the board or by the company in general meeting.
20.3	~~20.4~~ Inspection by current and former officers
In addition to any rights given by law, each person who is or has been a director, secretary or other officer of the company may access the accounting records and other books and documents of the company in accordance with the terms of any contract entered into under rule 18.4.
21	PAYMENTS BY THE COMPANY
21.1	Method of payment
The company may pay any dividend or other amount payable to a member in respect of a share:
(a)
by cheque payable to the member (or in the case of joint holders, payable to the joint holder first named in the Register) or to any other person that the member (or in the case of joint holders, all joint holders) may nominate by giving notice in writing to the company for this purpose;

(b)	by any electronic funds transfer system to any account that the member (or in the case of joint holders, all joint holders) may nominate by giving notice in writing to the company for this purpose; or
(c)	by any other means agreed between the company and the member (or in the case of joint holders, all joint holders).
The company may send any cheque referred to in rule 21.1(a) by post to the address of the member shown in the Register (or in the case of joint holders, to the address in the Register of the joint holder first named in the Register) or to any other address that the member (or in the case of joint holders, all joint holders) may nominate by giving notice in writing to the company for this purpose.
21.2	Persons entitled by transmission
The company may pay any dividend or other amount payable in respect of a share to any person entitled to the share as a result of a Transmission Event as if:
(a)	the person were registered as the holder of that share; and
(b)	any address notified by the person to the company in writing for this purpose were the address of the person in the Register.
21.3	Risk of payments
Each cheque and other payment made in accordance with rule 21.1 is made at the risk of the person or persons entitled to it and the company is not responsible for any amount lost or any delay in the receipt of any payment if the payment is made in accordance with that rule.

21.4	Currency of payments
The board:
(a)
may determine to pay any dividend or other amount payable in respect of a share in a currency other than Australian dollars and to convert the amount payable from Australian dollars to the currency of payment in such manner and at such exchange rate as the directors think fit; and

(b)
in making any determination under rule 21.4(a) may differentiate between members as to the currency in which any payment referred to in that rule is to be paid and may have regard to the registered addresses of members, any subregister or branch register on which shares are registered and any other matters that they consider appropriate.

Payment in another currency of any amount converted under this rule 21.4 is as between the company and a member adequate and proper payment of the amount payable.
21.5	Company unable to make payment
(a)	If at the time that any dividend or other amount becomes payable to a member:
(i)	the board has determined that payments will be made only by an electronic funds transfer system to an account nominated by the member; and
(ii)	the member has not nominated any such account under rule 21.1(b), then the company may pay the dividend or other amount into an account of the company to be held until the member notifies the company in writing of a valid account into which the payment may be made by electronic funds transfer.
(b)	If at the time that any dividend or other amount becomes payable to a member:
(i)	the member does not have an address in the Register and has not nominated another address under rule 21.1; or
(ii)	the directors have reason to believe that the member is not known at the address for that member in the Register or at any other address nominated by the member under rule 21.1, then, unless the member has nominated an account under rule 21.1(b), the company may pay the dividend or other amount into an account of the company to be held until the member notifies the company in writing of an address to which the payment may be sent by cheque or an account into which the payment may be made by electronic funds transfer.
21.6	Payment returned or rejected
If any cheque sent under rule 21.1(a) is returned to the company or if any electronic funds transfer made under rule 21.1(b) is refunded or rejected, the company may pay the dividend or other amount into an account of the company to be held until the member notifies the company in writing of an alternative address to which the payment may be sent by cheque or an alternative account into which the payment may be made by electronic funds transfer.
21.7	Terms on which amounts held
(a)	An amount credited to an account under rule 21.5 or 21.6 is to be treated as having been paid to the member at the time it is credited to that account.
(b)
The company is not a trustee of any amount paid into an account of the company under rule 21.5 or rule 21.6 and no member is entitled to any interest on any such amount. Any amount paid into such an account may be used by the company or invested as the directors think fit or disposed of in accordance with the laws relating to unclaimed monies.

21.8	Reinvest unclaimed monies
(a)
If a cheque sent under rule 21.1(a) is not presented for payment for at least 11 calendar months after issue or an amount is held in an account under rule 21.6 for at least 11 calendar months (an “Unclaimed Amount”), the board may reinvest the Unclaimed Amount, after deducting reasonable expenses, into shares in the company on behalf of, and in the name of, the member concerned and may stop payment on the cheque.

(b)
Shares acquired under rule 21.8(a) may be acquired on market or by way of new issue at a price the board accepts is market price at the time. Any residual sum which arises from the reinvestment may be carried forward or donated to charity on behalf of the member, as the board decides.

(c)
The company’s liability to provide the Unclaimed Amount is discharged by an application under this rule 21.8. The board may do anything necessary or desirable (including executing any document) on behalf of the member to effect the application of an Unclaimed Amount under this rule 21.8.

(d)	The board may determine other rules to regulate the operation of this rule 21.8 and may delegate its power under this rule 21.8 to any person.
22	NOTICES, DOCUMENTS AND OTHER COMMUNICATIONS
22.1	Meaning of communication
In this rule 22, a reference to a communication includes a reference to any notice or other document.
22.2	Communications by the company to members
The company may give any communication to a member:
(a)	by delivering it personally to the member;
(b)	by sending it to the address for the member in the Register or an alternative address nominated by the member by giving notice in writing to the company for this purpose:
(i)	by ordinary post, if that address is in Australia; or
(ii)	by airmail, if that address is outside Australia;
(c)	by sending it to a fax number nominated by the member by giving notice in writing to the company for this purpose;
(d)
by sending it to an email or other electronic address, or by any other means of electronic communication, nominated by the member by giving notice in writing to the company for this purpose, in which case the company may give that communication to the member by attaching a file containing it to, or by providing a URL link to it from, the email or other electronic communication; or

(e)
where a member does not have a registered address or the company believes that member is not known at the member’s registered address, and the member has not nominated a fax number or email or other electronic address in accordance with paragraphs (c) or (d) above, all notices are taken to be:

(i)	given to the member if the notice is exhibited in the company’s registered office for a period of 48 hours; and
(ii)	served at the commencement of that 48 hour period, unless and until the member informs the company of the member’s address.

22.3	Additional rule for notices of meeting
Without limiting rule 22.2, if a member nominates, by giving notice in writing to the company for this purpose:
(a)	an electronic means by which the member may be notified that notices of meeting are available; and
(b)	an electronic means the member may use to access notices of meeting, the company may give the member notice of the meeting by notifying the member using the means referred to in rule 22.3(a) that the notice of meeting is available and setting out how the member may use the electronic means referred to in rule 22.3(b) to access the notice of meeting.
22.4	Signature
A signature to any notice given by the company to a member under rules 22.2 or 22.3 may be printed or affixed by some mechanical, electronic or other means.
22.5	Communications by the company to directors
The company may give any communication to a director or alternate director:
(a)	by delivering it personally to him or her;
(b)	by sending it by ordinary post to his or her usual residential address or any other address he or she has nominated by giving notice in writing to the company for this purpose;
(c)	by sending it to any fax number he or she has nominated by giving notice in writing to the company for this purpose; or
(d)
by sending it to an email address or other electronic address he or she has nominated by giving notice in writing to the company for this purpose, in which case the company may give that communication to the director by attaching a file containing it to, or by providing a URL link to it from, the email or other electronic communication.

22.6	Communications given by members to the company
Without limiting the any other way that a communication may be given to the company under the Corporations Act or this constitution, a member may give any communication to the company:
(a)	by delivering it or sending it by ordinary post to the company’s registered office; or
(b)
if the company has specified any fax number, email address or other electronic address for the receipt of that any particular communication, by sending it to that fax number, email address or other electronic address.

22.7	Communications given by directors to the company
A director or alternate director may give any communication to the company:
(a)	by delivering it or sending it by ordinary post to the company’s registered office; or
(b)
if the company has notified the directors of any fax number, email address or other electronic address for the receipt of communications from the directors in that capacity, by sending it to that fax number, email address or other electronic address.

22.8	When communications taken to be received
A communication is taken to have been received:
(a)	if sent by ordinary post or airmail, on the day after it was put into the post;
(b)	if sent by fax, at the time shown in the transmission report as being the time at which the fax was sent;
(c)	if sent by email or other electronic communication under rule 22.2(d), at the time the email or other communication is sent;
(d)
if sent by email or other electronic communication under rule 22.5(d), 22.6(b) or 22.7(b) at the time the email or other communication is sent or, if the recipient has previously notified the sender that it requires the sender to request electronic verification of the receipt of the email or other electronic communication and such verification is able to be produced by the recipient’s system, when that verification is received by the sender; and

(e)	in the case of a notice of meeting given to a member under rule 22.3, on the day after the day on which the member is notified that the notice of meeting is available.
22.9	Joint holders
The company may give a communication to the joint holders of a share by giving it in any way authorised by rule 22.1 to the joint holder whose name first appears in the Register.
22.10	Persons entitled to shares by transmission
The company may give any communication to a person entitled to a share as a result of a Transmission Event:
(a)	by sending it to the person so entitled to any address, fax number, email address or other electronic address nominated by the person by giving notice in writing to the company for this purpose; or
(b)	in any way that the communication could have been sent if the Transmission Event had not occurred.
22.11	Transferee of shares
A person who becomes entitled to any shares registered in the name of a member as a result of a transfer of those shares is taken to have received, and is bound by, every communication given to the member in accordance with this rule 22 before that person’s name and address is entered in the Register in respect of those shares.

Schedule 1

B ~~CLASS SHARE TERMS~~Class Share Terms
1.	Creation of B Class Shares
The company may issue a B class share to each Founder Holder in accordance with, and subject to, the terms of issue set out in this Schedule 1.
2.	No dividend rights
Each B class share does not confer on its holder any right to receive dividends.
3.	Return of capital
(a)
In the event of a return of capital, liquidation or winding up of the company, a B class share shall not confer on its holder any right to participate pro rata in any distribution of profits and assets of, and any proceeds received by, the company in excess of the total amount of capital paid-up by that holder upon issue of such B class share.

(b)	A sale of all or substantially all of the assets of the company shall be deemed to be a liquidation of the company for the purposes of paragraph 3(a).
4.	No right to bonus issue or capitalisation of profits
Each B class share does not confer on its holder any right to a bonus issue or capitalisation of profits determined by the board to be granted to the holder of any other class of shares in the company.
5.	Voting rights
At a general meeting of the company (and at any separate class meeting of the holders of B class shares) and in respect of any members’ resolution and in all other cases where members of the company may exercise voting rights, such holder is entitled to fifteen (15) votes for every fully paid ordinary share held by that holder (or its Affiliates) at the Record Time.
Other than as set out in this Schedule 1, each holder of a B class share will have all of the rights held by holders of ordinary shares in relation to voting by members, including the right to vote pari passu with holders of ordinary shares.
6.	Information
Each B class share gives its holder the same rights as the holder of an ordinary share to receive notices, reports and accounts and to attend and speak at general meetings of the company and to receive any other document sent by the company to its members.
7.	Transfer rights
(a)	B class shares are not transferable by the holder (other than to an Affiliate (as defined in paragraph 11) of that holder).
(b)
If any person, trust or corporation to whom a holder of a B class share (or an Affiliate) (“Original Transferor”) has transferred any B class share in accordance with paragraph 7(a) ceases to be an Affiliate of the Original Transferor at any time:

(i)
that Original Transferor must immediately procure that person, trust or corporation immediately transfers each relevant B class share back to the Original Transferor (who must purchase each relevant B class share); and

(ii)	all rights attaching to each B class share held by that person will be suspended until the transfer back to the Original Transferor has been completed.

8.	Redemption by the Company
Each B class share held by a holder will be redeemed by the company for $1.00 per B class share upon the earliest to occur of the following circumstances:
(a)	that holder (or its Affiliate or Founder in respect of such holder) ceases to be a director due to voluntary retirement in accordance with rule ~~4.5~~4.6(a) of this constitution;
(b)	the transfer of any B class share by that holder (or an Affiliate) to another person in breach of paragraph 7 (which is unremedied within 20 Business Days);
(c)	the liquidation or winding up of the company; or
(d)	the date which is 12 years after the date upon which the company becomes first listed on a recognised stock exchange.
9.	Executive director nomination right
(a)
Each Founder Holder (or its Affiliate) who holds a B class share shall be entitled to designate a nominee for election to the board (“Founder Director”), and the company shall include such designees as nominees for election to the board at all applicable general meetings at which directors are to be elected. The Founder Director shall also be entitled to remain in an executive office of the company, subject to the terms of any employment or service contract between the relevant Founder Director and the company (or a related body corporate of the company).

(b)
A Founder Director will automatically cease to be a director, and must be immediately removed as a director, if that Founder Director is removed as a director where required under the Corporations Act or this constitution.

10.	Other rights and restrictions
Other than as set out in this Schedule 1 or as expressed in this constitution in relation to a B class share, each B class share carries the same rights and restrictions as an ordinary share.
11.	Definitions
For the purposes of this Schedule 1:
(a)	“Affiliate” means, in relation to a holder:
(i)	a person that Controls or is Controlled by that holder;
(ii)	a related body corporate of that holder; or
(iii)	a trust of which the trustee is the same person that Controls that holder or is an entity which is Controlled by that holder;
(b)
“Control” means the possession, directly or indirectly, of the power to direct the management, decision-making or policies of a person (whether through the ownership of voting securities, directorship positions, contract or otherwise), including within the meaning provided in section 50AA of the Corporations Act;

(c)	“Founder” means:
(i)	in respect of Awassi 1, William Roberts; and
(ii)	in respect of Awassi 2, Daniel Roberts; and
(d)	“Founder Holder” means:
(i)	Awassi Capital Holdings 1 Pty Ltd ACN 629 820 499 (as trustee for the Awassi Capital Trust #1) (“Awassi 1”); and
(ii)	Awassi Capital Holdings 2 Pty Ltd ACN 629 819 978 (as trustee for the Awassi Capital Trust #2) (“Awassi 2”).

Schedule 2

~~PREFERENCE SHARE RIGHTS~~Preference Share Rights
1.	Dividend rights
Each preference share gives the holder a right to receive a dividend:
(a)	at the rate or of the amount, which in either case may be fixed or variable, decided by the board under the terms of issue;
(b)	which ranks for payment in priority to the payment of any dividend on the ordinary shares;
(c)	which ranks for payment in relation to the payment of any dividend on the shares in any other class of shares as decided by the board under the terms of issue; and
(d)	which is cumulative only if and to the extent the board decides under the terms of issue, and which is otherwise non-cumulative.
2.	Further rights to participate in profits
In addition to the rights to receive a dividend, each preference share may participate with the ordinary shares in the distribution of profits of the company if and to the extent that the board decides under the terms of issue.
3.	Rights to accrued dividends on winding up or redemption
Each preference share gives its holder the right in a winding up or, in the case of a redeemable preference share, on redemption, to payment of the amount of any dividend accrued but unpaid on the share at the date of winding up or redemption, as applicable, in priority to the ordinary shares and with the same priority in relation to shares in any other class of shares as applies in relation to payment of the dividend, unless otherwise provided for in the terms of issue.
4.	Rights to additional amounts on winding up or redemption
Each preference share gives its holder the right in a winding up or, in the case of a redeemable preference share, on redemption, to payment of any amount decided by the board under the terms of issue (which may include repayment of some or all of the amount paid or taken to be paid on issue of the share):
(a)	which ranks for payment in priority to payments on the ordinary shares; and
(b)	which ranks for payment in relation to payments on the shares in any other class of shares as decided by the board under the terms of issue.
5.	Rights to bonus issue or capitalisation of profits
If and to the extent the board decides under the terms of issue, a preference share may give its holder a right to a bonus issue or capitalisation of profits in favour of holders of that class of preference shares only.

6.	No other rights to participate in profits or assets of the company
Unless otherwise decided by the board under the terms of issue, a preference share does not give its holder any right to participate in the profits or assets of the company except as set out in this Schedule 2.
7.	Voting rights
Each preference shares gives its holder the right to vote at any general meeting of the company in the following circumstances:
(a)	on any proposal:
(i)	to reduce the share capital of the company;
(ii)	that affects rights attached to the preference share;
(iii)	to wind up the company; or
(iv)	for the disposal of the whole of the property, business and undertaking of the company;
(b)	on a resolution to approve the terms of a buy-back agreement;
(c)	during a period in which a dividend or part of a dividend on the preference share is in arrears; or
(d)	during the winding up of the company; or
(e)	in any other circumstances in which the Listing Rules ~~requires~~or the Securities Laws require holders of preference shares to be entitled to vote, but does not give any right to vote at any general meeting of the company in any other circumstances unless otherwise decided by the board at the time of issue. The holder of a preference share who is entitled to vote in respect of that share under this Schedule 2 is, on a poll, entitled to the greater of one vote per preference share or such other number of votes specified in, or determined in accordance with, the terms of issue for the preference share.
8.	Information
Each preference share gives its holder the same rights as the holders of ordinary shares to receive notices, reports and accounts and to attend and speak at general meetings of the company.
9.	Redeemable preference shares
In the case of a redeemable preference share, the company must redeem the share, pay the amount payable on redemption of the share or otherwise deal with the redemption, in accordance with the terms of issue.
10.	Convertible shares
Any ordinary shares arising on the conversion of a convertible preference share in accordance with the terms of its issue will, at the time of conversion and without any further act, have the same rights as, and rank equally with all other fully paid ordinary shares on issue, except to the extent that the terms of issue of the convertible preference share provide otherwise in relation to dividends paid on ordinary shares after conversion.

Schedule 3

~~CALLS ON SHARES~~Calls on Shares
1.	Terms of issue
The board may, when the company issues shares, determine that calls on shares issued to members are to be payable at different times and in different amounts.
2.	Board’s power to make calls
Subject to the terms on which any shares are issued ~~and~~, the Listing Rules and the Securities Laws, the board may:
(a)	make calls on the members in respect of any amount unpaid on their shares which is not by the terms of issue of those shares made payable at fixed times;
(b)	require a call to be paid by instalments; or
(c)	revoke or postpone a call.
3.	Time of call
A call is taken to made at the time specified in the resolution of the board authorising the call or, if no such time is specified, at the time that the resolution is passed.
4.	Notice of calls
The company must give notice of a call to each member upon whom the call is made at least 10 Business Days (or any longer period required by the Listing Rules or the Securities Laws) before the amount called is due to be paid specifying the amount of the call, the time for payment and the manner in which payment must be made. The non-receipt of a notice of a call by, or the accidental omission to give notice of a call to, any member does not invalidate the call.
5.	Liability for calls
Each member must pay to the company at the time and in the manner specified in the notice of call the amount called on the member’s shares. The joint holders of a share are jointly and severally liable to pay all calls in respect of the share.
6.	Fixed instalments taken to be calls
If the terms of issue of a share require an amount to be paid in respect of the share at a fixed date, the amount so payable must be treated under this constitution as if a call for that amount had been made in accordance with this constitution in such a way that the call is payable on that fixed date (and all provisions of this constitution relating to non- payment of calls apply equally to any non-payment of the amount required to be paid on that date).

7.	Reimbursement of payments
(a)	If the company becomes liable for any reason under a law to make a payment:
(i)	in respect of shares held solely or jointly by a member;
(ii)	in respect of a transfer or transmission of shares by a member;
(iii)	in respect of dividends, bonuses or other amounts due or payable or which may become due and payable to a member; or
(iv)	in any other way for, on account of or relating to a member, paragraphs 7(b) and 7(c) apply, in addition to any right or remedy the company may otherwise have.
(b)	The member or, if the member is dead, the member’s legal personal representative, must:
(i)	fully indemnify the company against that liability;
(ii)	on demand reimburse the company for any payment made; and
(iii)
pay interest on the unpaid part of the amount payable to the company under paragraph 7(b)(ii) from the date of demand until the date the company is reimbursed in full for that payment, at a rate determined under paragraph 8.

(c)	The board may:
(i)	exempt a share from all or part of this paragraph 7; and
(ii)	waive or compromise all or part of any payment or interest due to the company under this paragraph 7.
(d)
Any amount payable to the company under this paragraph 7 is taken to be a debt due to the company and must be treated as if a call for that amount had been made in accordance with this constitution in such a way that the call is payable on the date on which the demand for payment under this paragraph 7 is made by the company (and all provisions of this constitution relating to non-payment of calls apply equally to the debt).

8.	Interest, cost and expenses
If any amount called or otherwise payable to the company in respect of a share is not paid before or on the day appointed for payment, then unless the board determines otherwise, the person from whom the amount is due must pay:
(a)	interest on the amount from the day appointed for its payment to the time of actual payment at the rate of 5% above the Reference Rate, or such lower rate as may be fixed by the board; and
(b)	all reasonable costs and expenses incurred by the company by reason of non-payment or late payment of the sum.
Any interest payable under this paragraph 8 accrues daily and may be capitalised monthly or at such other intervals as the board decides.

9.	Prepayments of calls
The board may accept from a member the whole or a part of the amount unpaid on a share even if that amount has not been called, in which case:
(a)	the amount accepted is to be treated as a loan to the company, not as share capital of the company until the date on which the amount is payable under a call;
(b)	the amount is not to be taken into account in determining an entitlement to vote or the amount of any dividend in respect of any share;
(c)
the board may authorise payment by the company of interest on the whole or any part of an amount so accepted until the amount becomes payable, at a rate, not exceeding the Reference Rate or 5%, as may be agreed between the board and the member paying the amount; and

(d)	the board may repay any amount so accepted at any time until the amount becomes payable.
10.	Proceedings to recover calls
(a)	In a proceeding to recover a call, or an amount payable due to the failure to pay or late payment of a call, proof that:
(i)	the name of the defendant is entered in the register as the holder or one of the holders of the share on which the call is claimed;
(ii)	the resolution making the call is recorded in the minute book; and
(iii)	notice of the call was given to the defendant complying with this constitution, is conclusive evidence of the obligation to pay the call and it is not necessary to prove the appointment of the board who made the call or any other matter.
(b)	In paragraph 10(a), defendant includes a person against whom the company alleges a set-off or counterclaim, and a proceeding to recover a call or an amount is to be interpreted accordingly.

Schedule 4

~~LIENS ON SHARES~~Liens on Shares
1.	Lien on shares generally
The company has a first and paramount lien on every share for:
(a)
all amounts payable in respect of the share which have been called or which are payable at a fixed time and have become due (including all interest payable to the company in respect of the unpaid amount under the terms of this constitution);

(b)	all amounts that the company has been called on by law to pay and has paid in respect of the share; and
(c)	all reasonable costs and expenses incurred by the company in respect of such amounts.
2.	Lien in respect of loans under employee incentive scheme
To the extent permitted by the Corporations Act and any other applicable law, the company has a first and paramount lien on every share registered in the name of a member for all amounts which remain payable to the company by that member under loans made to the member to acquire shares under an employee incentive scheme, provided that the company will not provide any loans to a member who is a director, officer or key management personnel in relation to the company to the extent that such loan would not be permitted by applicable law.
3.	Lien on dividends and distributions
The company’s lien on a share extends to all dividends and other distributions payable in respect of the share. The directors may retain those dividends or distributions and may apply them in or towards satisfaction of all amounts due to the company in respect of which the lien exists.
4.	Exemption and release from lien
The directors may determine either generally or in any particular case to exempt a share from the provision of this Schedule 4. The company’s lien on a share is released if a transfer of that share is registered without the company giving notice of the lien to the transferee.
5.	Protection of lien
The board may do anything necessary or desirable (to the extent permitted by law) to protect any lien, charge or other right to which the company is entitled under this constitution or under any law.
6.	Enforcement of lien
If an amount is due and payable by a member in respect of a share on which the company has a lien then:
(a)
the company may give notice to the member (or any other person entitled to the share by reason of the death or bankruptcy of the member) demanding payment of that amount and giving notice of intention to sell the share if such payment is not made; and

(b)
if the amount set out in the notice is not paid within 10 Business Days after the notice has been given by the company, the company may sell the share to such person, on such terms and in such manner as the directors think fit.

7.	Completion of sale under lien
To give effect to a sale of shares under paragraph 6, the company may:
(a)	take any action that may be required to move those shares from one part of the Register to another or to convert those shares from uncertificated form to certificated form; and
(b)	execute a transfer of the shares and execute all other documents and take all other steps necessary or desirable to transfer the shares to the relevant buyer; and
(c)	receive any consideration given for the shares sold.
The buyer is not bound to see to the application of any consideration provided for the shares nor will the buyer’s title to the shares be affected by any irregularity or invalidity in connection with the sale.
8.	Application of proceeds of sale
(a)
The proceeds of a sale made under a lien must be applied by the company in payment of, first, the expenses of the sale, and, second, the amount due and payable in respect of the shares sold, and any residue must be paid to the person who was entitled to the shares immediately before the sale in accordance with the provisions of rule 21.

(b)
Until the proceeds of a sale of a share sold by the company are claimed or otherwise disposed of according to law, the board may invest or use the proceeds in any other way for the benefit of the company.

9.	Continuing liability
If the net proceeds of a sale made under a lien are less than the sum of all amounts due and payable in respect of the shares sold, the person whose shares have been sold must pay that shortfall amount to the company.
10.	Remedy limited to damages
The remedy of a member in respect of the sale of any shares under this Schedule 4 is expressly limited to a right of action in damages against the company to the exclusion of any other right, remedy or relief against any other person.

Schedule 5

~~FORFEITURE AND SURRENDER OF SHARES~~Forfeiture and Surrender of Shares
1.	Notice requiring payment of call
If a member fails to pay a call or instalment of a call on or before the day appointed for payment, the board may, at any time while any part of the call or instalment remains unpaid, give notice to the member requiring payment of the unpaid amount, together with any accrued interest and all costs and expenses incurred by the company incurred as a result of the non-payment. The notice must:
(a)	specify another day (being no earlier than 10 Business Days after the date of the notice) on or before which the payment required by the notice is to be made;
(b)	specify the manner in which payment must be made; and
(c)
state that, if payment is not made in the manner specified on or before the date specified, the shares in respect of which the call was made are liable to be forfeited, and, if the shares to which the call relates are officially quoted on an Exchange, must contain all other information required by the Listing Rules and the Securities Laws.

2.	Forfeiture of shares
If the requirements of a notice served under paragraph 1 have not been complied with in respect of any share then the board may at any time before the payment required by the notice has been made pass a resolution forfeiting that share together with all dividends and other distributions declared on that share but not paid or distributed before the forfeiture.
3.	Notice of forfeiture
If any share is forfeited, notice of the forfeiture must be given to the member in whose name the share was registered immediately before the forfeiture and the fact of the forfeiture and the date of forfeiture must be entered immediately in the Register. Failure by the company to give such notice or to enter the forfeiture on the Register does not invalidate the forfeiture.
4.	Consequences of forfeiture
A person whose shares have been forfeited:
(a)
ceases to be a member in respect of the forfeited shares at the time and on the date of the passing of the board resolution approving the forfeiture and has no claims or demands against the company in respect of those shares;

(b)	loses all rights and entitlements to dividends and other distributions on the shares except as provided in this constitution; and
(c)
remains liable to pay to the company all money that, at the date of forfeiture, was payable by that person to the company in respect of the forfeited shares and must pay interest on the amount unpaid at the rate of 5% above the Reference Rate, or such lower rate as may be fixed by the board, from the date of forfeiture to the date of payment.

5.	Company’s power to deal with forfeited shares
Subject to the Corporations Act ~~and~~, the Listing Rules and the Securities Laws, a forfeited share becomes the property of the company and the board may:
(a)	sell, re-issue or otherwise dispose of a forfeited share to such person, on such terms and in such manner as the directors think fit; or
(b)	cancel a forfeited share in accordance with the provisions of the Corporations Act ~~and~~, the Listing Rules and the Securities Laws.
6.	Completion of sale, reissue or other disposal after forfeiture
To give effect to a sale, reissue or other disposal of shares under paragraph 5 the company may:
(a)	take any action that may be required to move those shares from one part of the Register to another or to convert those shares from uncertificated form to certificated form;
(b)	execute a transfer of the shares and execute all other documents and take all other steps necessary or desirable to transfer or dispose of those shares to the relevant transferee; and
(c)	receive any consideration given for the shares sold or disposed of.
The transferee of the shares is not bound to see to the application of any consideration provided for the shares nor will the transferee’s title to the shares be affected by any irregularity or invalidity in connection with the forfeiture, sale or disposal of the shares.
7.	Application of proceeds of sale, reissue or other disposal
The proceeds of a sale, reissue or other disposal made after forfeiture must be applied by the company in payment of, first, the expenses of the sale, reissue or other disposal, and, second, the satisfaction of any liability to the company in respect of the forfeited shares, and any residue must be paid to the person entitled to the shares immediately before forfeiture in accordance with the provisions of rule 21.
8.	Revival of rights
On completion of a sale, reissue or other disposal of shares under paragraph 6, the rights which attach to the share which were extinguished under paragraph 4 revive.
9.	Evidence of forfeiture
A written statement by a director or a secretary of the company that a share in the company has been:
(a)	duly forfeited under paragraph 2; or
(b)
duly sold, reissued or otherwise disposed of under paragraph 5(a) on a date stated in the statement is conclusive evidence of the facts stated as against all persons claiming to be entitled to the share, and of the right of the company to forfeit, sell, reissue or otherwise dispose of the share.

10.	Surrender of shares
The board may accept the surrender of any share which they are entitled to forfeit on any terms that they think fit and any share so surrendered may be dealt with in the same manner as a forfeited share.
11.	Board discretion
The board may:
(a)	exempt a share from all or part of this Schedule 5;
(b)	subject to the Listing Rules and the Securities Laws, waive or compromise all or part of any payment due to the company under this Schedule 5; or
(c)	before a forfeited share has been sold, reissued or otherwise disposed of, cancel the forfeiture on the conditions it decides.
12.	Remedy limited to damages
The remedy of a member in respect of the sale of any shares under this Schedule 5 is expressly limited to a right of action in damages against the company to the exclusion of any other right, remedy or relief against any other person.

Schedule 6

~~PROPORTIONAL TAKEOVER BIDS~~Proportional Takeover Bids
1.	Resolution required for transfer under proportional takeover bid
Subject to paragraph 7 but despite any other provision of this constitution, a transfer of shares or other securities in the company giving effect to a contract resulting from acceptance of an offer made under a proportional takeover bid must not be registered unless and until a resolution approving the bid is passed or taken to be passed in accordance with paragraph 6.
2.	Board’s obligations where offers made under proportional takeover bid
If offers are made under a proportional takeover bid for any class of shares or other securities in the company, the board must:
(a)
either convene a meeting of the persons entitled to vote on the approving resolution in accordance with paragraph 4 or conduct a postal ballot of all persons entitled to vote on the approving resolution in accordance with paragraph 5; and

(b)	ensure that the approving resolution is voted on at that meeting or by means of that ballot before the day that is 14 days before the last day of the bid period.
3.	Persons entitled to vote
The only persons entitled to vote on the approving resolution are those persons (other than the bidder or any associate of the bidder) who, as of the end of the day on which the first offer under the proportional takeover bid was made, held shares or other securities of the company in the bid class. Each person who is entitled to vote is entitled to one vote for each share or other security in the bid class held by that person at that time.
4.	Procedure for meeting
If the board determines under paragraph 2(a) to convene a meeting of persons entitled to vote on the approving resolution, then, subject to paragraph 3, that meeting must be convened and conducted, as if it were a general meeting of the company convened and conducted in accordance with this constitution and the Corporations Act with such modifications as the board determines are required in the circumstances.
5.	Procedure for ballot
If the board determines under paragraph 2(a) to conduct a postal ballot of persons entitled to vote on the approving resolution, then:
(a)
notice of the postal ballot and a personalised ballot paper specifying the name of the person entitled to vote must be sent to all persons entitled to vote on the resolution not less than 14 days before the date specified in the notice for closing of the postal ballot, or such lesser period as the board determines;

(b)
the notice must contain the text of the approving resolution and specify the date for closing of the ballot, may specify circumstances in which and the process by which a postal ballot may be revoked and may contain such other information as the directors think fit;

(c)	a postal ballot is only valid if the ballot paper is duly completed and:
(i)	if the person entitled to vote is an individual, signed by the individual or a duly authorised attorney; or
(ii)	if the person entitled to vote is a corporation, executed under seal or as permitted by the Corporations Act or by a duly authorised officer or duly authorised attorney;
(d)
a postal ballot is only valid if the ballot paper and the power of attorney or other authority, if any, under which the ballot paper is signed or a certified copy of that power or authority is or are received by the company before close of business on the date specified in the notice of postal ballot for closing of the postal ballot at the company’s registered office or at such other place as is specified for that purpose in the notice of postal ballot; and

(e)
the non-receipt of a notice of postal ballot or ballot paper by, or the accidental omission to give a notice of postal ballot or ballot paper to, a person entitled to receive them does not invalidate the postal ballot or any resolution passed under the postal ballot.

6.	When approving resolution passed or rejected
If an approving resolution is voted on in accordance with this Schedule 6 then it is to be taken to have been passed if more than 50% of the votes cast on it are in favour of it and otherwise is taken to have been rejected. If an approving resolution has not been voted on in accordance with this Schedule 6 by the end of the day that is 15 days before the last day of the bid period, then an approving resolution is taken to have been passed.
7.	When proportional takeover rules cease to have effect
The provisions of this Schedule 6 cease to have effect if:
(a)	the provisions in this Schedule 6 have not been renewed in accordance with the Corporations Act, on the day which is 3 years after the date on which those provisions were adopted by the company; and
(b)	if those provisions have been renewed in accordance with the Corporations Act, on the day which is 3 years after the date on which those rules were last renewed.

Appendix C: Omnibus Incentive Plan
IREN Limited
2025 Omnibus Incentive Plan
Section 1. Purpose. The purpose of the IREN Limited 2025 Omnibus Incentive Plan (as amended from time to time, the “Plan”) is (i) to motivate and reward the performance of employees and other individuals for generating shareholder value over the long term, (ii) to encourage participation by employees and other service providers in the growth and success of IREN Limited (the “Company”) and its Subsidiaries (together, the “Group”) and (iii) to retain key talent, thereby furthering the best interests of shareholders.
Section 2. Definitions. As used in this Plan, the following terms shall have the meanings set forth below:
(a) “Affiliate” means any entity that, directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Company; where “control” means that the controlling party directly or indirectly has the beneficial ownership of more than fifty percent (50%) of the stock or other equity interests entitled to vote for the election of directors or an equivalent governing body, or otherwise has the power to direct or cause the direction of the general management of the controlled entity. An entity is an Affiliate only so long as such control exists.
(b) “Award” means any Option, SAR, Restricted Stock, RSU, Performance Award, Other Cash-Based Award or Other Share-Based Award granted under this Plan.
(c) “Award Agreement” means any agreement, contract or other instrument or document (including in electronic form) evidencing any Award granted under this Plan, which may, but need not, be executed or acknowledged by a Participant.
(d) “Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.
(e) “Beneficiary” means a Person entitled to receive payments or other benefits or exercise rights that are available under this Plan in the event of a Participant’s death. If no such Person can be named or is named by a Participant, or if no Beneficiary designated by a Participant is eligible to receive payments or other benefits or exercise rights that are available under this Plan at a Participant’s death, such Participant’s Beneficiary shall be such Participant’s estate.
(f) “Board” means the board of directors of the Company or a committee designated by the board of directors of the Company to administer this Plan.
(g) “Change in Control” means the occurrence of any one or more of the following events:
(i) any Person, other than (A) any employee plan established by any member of the Group, (B)the Company or any of its Affiliates, (C)an underwriter temporarily holding securities pursuant to an offering of such securities or (D) an entity owned, directly or indirectly, by shareholders of the Company in substantially the same proportions as their ownership of the Company, becomes (in a single transaction or any series of transactions occurring during any 12-month period) the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the total voting power of the Shares; provided that the provisions of this subsection (i) are not intended to apply to or include as a Change in Control any transaction that is specifically excepted from the definition of Change in Control under subsection (iii) below;
(ii) a change in the composition of the Board such that, during any 12-month period, the individuals who, as of the beginning of such period, constitute the Board (the “Existing Board”) cease for any reason to constitute at least 50% of the Board; provided, however, that any individual becoming a member of the Board subsequent to the beginning of such period whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the Directors immediately prior to the date of such appointment or election shall be considered as though such individual were a member of the Existing Board; provided further that, notwithstanding the foregoing, no individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act or successor statutes or rules containing analogous concepts) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, shall in any event be considered to be a member of the Existing Board;
(iii) the consummation of a merger, amalgamation or consolidation of the Company or any of its Affiliates with any other corporation or other entity or the issuance of voting securities in connection with such a transaction; provided that immediately following such transaction the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity of such transaction or parent entity thereof) fifty percent (50%) or more of the total voting power with respect to the Company’s then-outstanding voting securities and total Fair Market Value of the Company’s then-outstanding voting securities (or, if the Company is not the surviving entity of such merger or consolidation, fifty percent (50%) or more of the total voting power with respect to the then-outstanding voting securities and total fair market value of the shares of such surviving entity or parent entity thereof); and provided, further, that such a transaction effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing fifty percent (50%) or more of the total voting power with respect to the then-outstanding voting securities and total Fair Market Value of the Company’s then-outstanding voting securities shall not be considered a Change in Control; or
(iv) the sale or disposition by the Company of all or substantially all of the Company’s assets in which any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross Fair Market Value equal to more than fifty percent (50%) of the total gross Fair Market Value of all of the assets of the Company immediately prior to such acquisition or acquisitions.
Notwithstanding the foregoing, (A) no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (B) no Change in Control shall be deemed to have occurred upon the acquisition of additional control of the Company by any Person that is considered to effectively control the Company. In no event will a Change in Control be deemed to have occurred if any Participant is part of a “group” within the meaning of Section 13(d)(3) of the Exchange Act that effects a Change in Control. Notwithstanding the foregoing or any provision of any Award Agreement to the contrary, for any Award that provides for accelerated distribution on a Change in Control of amounts that constitute “deferred compensation” (to the extent necessary to avoid imposition of taxes or penalties, pursuant to Section 409A of the Code (“Section 409A”)), if the event that constitutes such Change in Control does not also constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets (in either case, as defined in Section 409A), such amount shall not be distributed on such Change in Control but instead shall vest as of such Change in Control and shall be distributed on the scheduled payment date specified in the applicable Award Agreement, except to the extent that earlier distribution would not result in the Participant who holds such Award incurring interest or additional tax under Section 409A.

(h) “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Code shall include any successor provision thereto.
(i) “Consultant” means any individual, including an advisor or independent contractor, who is providing services to any member of the Group or who has accepted an offer of service or consultancy from any member of the Group.
(j) “Director” means any member of the Board.
(k) “Effective Date” means the date on which this Plan is approved by shareholders of the Company.
(l) “Employee” means any individual, including any officer, employed by any member of the Group or any prospective employee or officer who has accepted an offer of employment from any member of the Group, with the status of employment determined based upon such factors as are deemed appropriate by the Board in its sole discretion, subject to any requirements of the Code or applicable laws.
(m) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Exchange Act shall include any successor provision thereto.
(n) “Fair Market Value” means (i) with respect to Shares, the closing price of a Share on the trading day immediately preceding the date of determination, and (ii) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board in its sole discretion.
(o) “Incentive Stock Option” means an option representing the right to purchase Shares from the Company, granted pursuant to Section 6, that meets the requirements of Section 422 of the Code.
(p) “Intrinsic Value” with respect to an Option or SAR Award means (i) the excess, if any, of the price or implied price per Share in a Change in Control or other event over (ii) the exercise or hurdle price of such Award multiplied by (iii) the number of Shares covered by such Award.
(q) “Non-Qualified Share Option” means an option representing the right to purchase Shares from the Company, granted pursuant to Section 6, that is not an Incentive Stock Option.
(r) “Option” means an Incentive Stock Option or a Non-Qualified Share Option.
(s) “Other Cash-Based Award” means an Award granted pursuant to Section 11, including cash awarded as a bonus or upon the attainment of specified performance criteria or otherwise as permitted under this Plan.
(t) “Other Share-Based Award” means an Award granted pursuant to Section 11 that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, dividend rights or dividend equivalent rights or Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Board in its sole discretion.
(u) “Participant” means the recipient of an Award granted under this Plan.
(v) “Performance Award” means an Award granted pursuant to Section 10.
(w) “Performance Period” means any period established by the Board with respect to any Performance Award during which the performance goals specified by the Board with respect to such Award are to be measured.
(x) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(y) “Restricted Stock” means any Share subject to certain restrictions and forfeiture conditions, granted pursuant to Section 8.
(z) “Restricted Stock Unit” or “RSU” means a restricted stock unit consisting of a contractual right granted pursuant to Section 9 that is denominated in Shares. Each RSU represents a right to receive the value of one Share (or a percentage of such value) in cash, Shares or a combination thereof.
(aa) “SAR” means stock appreciation right, being a right granted pursuant to Section 7 to receive upon exercise by the Participant or settlement, in cash, Shares or a combination thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise or hurdle price of the right on the date of grant.
(bb) “Share” means an ordinary share of the Company, no par value.
(cc) “Subsidiary” means an entity of which the Company directly or indirectly holds all or a majority of the value of the outstanding equity interests of such entity or a majority of the voting power with respect to the voting securities of such entity. Whether employment by or service with a Subsidiary is included within the scope of the Plan shall be determined by the Board in its sole discretion.
(dd) “Substitute Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company or other business acquired by the Company or with which the Company combines.
(ee) “Termination of Service” means (i) in the case of a Participant who is an Employee, cessation of the employment relationship such that the Participant is no longer an employee of the Group, (ii) in the case of a Participant who is a Consultant, the expiration or termination of the contract for the performance of services for the Group, or (iii) in the case of a Participant who is a non-employee Director, the cessation of the relationship such that the Participant no longer holds office as a Director; provided, however, that in the case of a Participant who is an Employee, the transfer of employment from the Company to an Subsidiary, from a Subsidiary to the Company, from one Subsidiary to another Subsidiary or, unless the Board determines in its sole discretion otherwise, the cessation of employee status but the continuation of the performance of services for the Company or a Subsidiary as a Director or Consultant shall not be deemed a cessation of service that would constitute a Termination of Service; provided, further, that a Termination of Service shall be deemed to occur for a Participant employed by, or performing services for, a Subsidiary when such Subsidiary ceases to be a Subsidiary unless such Participant’s employment or service continues with the Company or another Subsidiary. Notwithstanding the foregoing, with respect to any Award subject to Section 409A (and not exempt therefrom), a Termination of Service occurs when a Participant experiences a “separation of service” (as such term is defined under Section 409A).
Section 3. Eligibility.
(a) The Board may designate any of the following as a participant from time to time: any Employee, any non-employee Director, any Consultant or any trust or estate planning or other similar entity or vehicle controlled by any Employee, Director or Consultant, as determined or designated by the Board in its sole discretion, but only to the extent that an offer or receipt of an Award is permitted by applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.
(b) Holders of equity compensation awards granted by a company that is acquired by the Company (or whose business is acquired by the Company) or with which the Company combines are eligible for grants of Substitute Awards under this Plan to the extent permitted under applicable regulations of any stock exchange on which the Company is listed.

Section 4. Administration.
(a) Administration of this Plan. This Plan shall be administered by the Board in its sole discretion. All decisions of the Board shall be final, conclusive and binding upon all parties, including the Company, its shareholders, Participants and any Beneficiaries thereof. The Board may issue rules and regulations for administration of this Plan.
(b) Delegation of Authority. To the extent permitted by applicable law, the Board may delegate some or all of its authority under this Plan, including the authority to grant Options and SARs or other Awards, to a committee or subcommittees of the Board or to other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that the Board may set at the time of the delegation; provided that any such delegation shall not apply to any Award for a Person then covered by Section 16 of the Exchange Act unless it is a delegation to a committee of the Board composed of non-employee Directors (as defined in the regulations promulgated under Section 16 of the Exchange Act). The Board may, in its sole discretion, determine that any Awards under this Plan may be administered and/or held by a third-party custodian on behalf of participants. The Board may direct that all Awards and all Shares allocated or issuable in respect of such Awards are to be held by such third party (for example, under pooling arrangements).
(c) Authority of Board. Subject to the terms of this Plan and applicable law, the Board shall have full and sole discretion and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under this Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award and prescribe the form of each Award Agreement, which need not be identical for each Participant; (v) determine whether, to what extent, under what circumstances and by which methods Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement (including broker-assisted cashless exercise), or any combination thereof, or canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the holder thereof or of the Board; (vii) amend terms or conditions of any outstanding Awards; (viii) correct any defect, supply any omission and reconcile any inconsistency in this Plan or any Award, in the manner and to the extent it shall deem desirable to carry this Plan into effect; (ix) interpret and administer this Plan and any instrument or agreement relating to, or Award made under, this Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of this Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; (xi) make any other determination and take any other action that the Board deems necessary or desirable, including for the administration of this Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; (xii) establish policies with respect to the timing and vesting conditions of Awards; and (xiii) determine the Fair Market Value of Awards.
Section 5. Shares Available for Awards.
(a) Subject to Section 5(b), Section 5(d) and except for Substitute Awards, the maximum number of Shares available for issuance under this Plan shall not exceed in the aggregate 17.5 million Shares.
(b) The total number of Shares available for issuance under this Plan shall be increased on the first day of each Company fiscal year following the Effective Date in an amount equal to the lesser of (i) 5% of the aggregate number of Shares outstanding (on a fully diluted basis) on the last day of the immediately preceding fiscal year and (ii) such number of Shares as determined by the Board in its sole discretion. Shares underlying Substitute Awards and Shares remaining available for grant under a plan of an acquired company or of a company with which the Company combines (whether by way of amalgamation, merger, sale and purchase of shares or other securities or otherwise), appropriately adjusted to reflect the acquisition or combination transaction, shall not reduce the number of Shares remaining available for grant hereunder.
(c) If any Award is forfeited, cancelled, expires, terminates, is settled in cash or other in-kind property instead of Shares, or otherwise lapses, in whole or in part, without the delivery of Shares, then the Shares covered by such forfeited, expired, terminated or lapsed, settled in cash or other in-kind property instead of Shares, Award shall again be available for grant under this Plan. The following shall also become available for issuance under this Plan: (i) any Shares withheld in respect of taxes relating to any Award and (ii) any Shares tendered or withheld to pay the exercise or hurdle price of Options or SARs.
(d) In the event that the Board determines, in its sole discretion, that, as a result of any extraordinary dividend or other extraordinary distribution (other than an ordinary dividend or distribution), recapitalization, share or stock split, reverse share or stock split, reorganization, merger, amalgamation, consolidation, separation, rights offering, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Board shall, subject to Section 19 and applicable law, adjust equitably so as to ensure no undue enrichment or harm (including by payment of cash), any or all of:
(i) the number and type of Shares (or other securities) which thereafter may be made the subject of Awards, including the aggregate limits specified in Section 5(a) and Section 5(f);
(ii) the number and type of Shares (or other securities) subject to outstanding Awards;
(iii) the grant, acquisition, exercise or hurdle price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and
(iv) the terms and conditions of any outstanding Awards, including the performance criteria of any Performance Awards;
provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.
(e) Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares, nominee holdings, or Shares acquired by the Company.
(f) Subject to adjustment as provided in Section 5(b), Section 5(d) and except for Substitute Awards, the maximum number of Shares available for issuance with respect to Incentive Stock Options shall be 17.5 million Shares.
Section 6. Options. The Board is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of this Plan, as the Board shall determine in its sole discretion.
(a) The exercise price per Share under an Option shall be determined by the Board in its sole discretion at the time of grant; provided, however, that, except in the case of Substitute Awards, such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.
(b) The term of each Option shall be fixed by the Board in its sole discretion. The Board shall determine, in its sole discretion, the time or times at which an Option becomes vested and exercisable in whole or in part.

(c) The Board shall determine, in its sole discretion, the methods by which, and the forms in which payment of the exercise price with respect thereto may be made or deemed to have been made, including cash, Shares, other Awards, other property, net settlement (including broker-assisted cashless exercise) or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price.
(d) No grant of Options may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Options (except as provided under Section 5(d)).
(e) The terms of any Incentive Stock Option granted under this Plan shall comply in all respects with the provisions of Section 422 of the Code. Incentive Stock Options may be granted only to employees of the Company or of a parent or subsidiary corporation (as defined in Section 424 of the Code).
Section 7. Share Appreciation Rights. The Board is authorized to grant SARs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of this Plan, as the Board shall determine in its sole discretion.
(a) SARs may be granted under this Plan to Participants either alone (“freestanding”) or in addition to other Awards granted under this Plan (“tandem”) and may, but need not, relate to a specific Option granted under Section 6.
(b) The exercise or hurdle price per Share under a SAR shall be determined by the Board in its sole discretion; provided, however, that, except in the case of Substitute Awards, such exercise or hurdle price shall not be less than the Fair Market Value of a Share on the date of grant of such SAR.
(c) The term of each SAR shall be fixed by the Board but shall not exceed ten (10) years from the date of grant of such SAR. The Board shall determine, in its sole discretion, the time or times at which a SAR may be exercised or settled in whole or in part.
(d) Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of Shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one Share on the exercise date over the exercise or hurdle price of such SAR. The Company shall pay such excess in cash, in Shares valued at Fair Market Value, or any combination thereof, as determined by the Board in its sole discretion.
(e) No grant of SARs may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such SARs (except as provided under Section 5(d)).
Section 8. Restricted Stock. The Board is authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of this Plan, as the Board shall determine in its sole discretion.
(a) The Award Agreement shall specify the vesting schedule.
(b) Awards of Restricted Stock shall be subject to such restrictions as the Board may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board may deem appropriate.
(c) Subject to the restrictions set forth in the applicable Award Agreement, a Participant generally shall have the rights and privileges of a shareholder with respect to Awards of Restricted Stock, including the right to vote such Shares of Restricted Stock.
(d) The Board may, in its sole discretion, specify in the applicable Award Agreement that an Award of Restricted Stock shall convey the right to receive dividends or dividend equivalents on the Shares subject to such Award with respect to any dividends or other distributions declared during the period that such Award is outstanding, in which case, unless otherwise determined by the Board in its sole discretion, such dividend or dividend equivalent rights shall accumulate and shall be paid in cash or Shares on the vesting date of the Award, subject to the vesting of the Award (or portion thereof) with respect to which such dividend or dividend equivalents are credited. For the avoidance of doubt, unless otherwise determined by the Board in its sole discretion, any dividends or dividend equivalents in respect of any Award of Restricted Stock shall have the same vesting conditions and vesting dates and shall be paid in accordance with the same terms as the Award to which they relate and no dividends or dividend equivalents will be paid on unvested Awards unless and until such Awards vest.
(e) Any Award of Restricted Stock may be evidenced in such manner as the Board may deem appropriate, including book-entry registration.
Section 9. RSUs. The Board is authorized to grant Awards of RSUs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of this Plan, as the Board shall determine in its sole discretion.
(a) The Award Agreement shall specify the vesting schedule and the delivery schedule (which may include deferred delivery later than the vesting date).
(b) Awards of RSUs shall be subject to such restrictions as the Board may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board may deem appropriate.
(c) An RSU shall not convey to a Participant the right to vote, unless and until a Share is issued to such Participant upon settlement of such RSU, unless otherwise determined by the Board in its sole discretion and to the extent permitted by applicable law.
(d) The Board may, in its sole discretion, specify in the applicable Award Agreement that an Award of RSUs shall convey the right to receive dividend equivalents on the Shares subject to such Award with respect to any dividends or other distributions declared during the period that such Award is outstanding, in which case, unless otherwise determined by the Board in its sole discretion, such dividend equivalent rights shall accumulate and shall be paid upon settlement of an Award of RSUs subject to the vesting of the Award (or portion thereof) with respect to which such dividend equivalents are granted. For the avoidance of doubt, unless otherwise determined by the Board in its sole discretion, any dividend equivalents in respect of any Award of RSUs shall have the same vesting conditions and vesting dates and shall be paid in accordance with the same terms as the Award to which they relate and no dividend equivalents will be paid on unvested Awards unless and until such Awards vest. For the avoidance of doubt, dividend equivalents that accumulate with respect to an RSU are distinct from the RSU.
(e) Shares delivered upon the vesting and settlement of an Award of RSUs may be evidenced in such manner as the Board may deem appropriate, including book-entry registration.
(f) The Board may determine, in its sole discretion, the form or forms (including cash, Shares, other Awards, other property or any combination thereof) in which payment of the amount owing upon settlement of any Award of RSUs may be made.
(g) With respect to RSUs granted to Participants who are not United States taxpayers, to the extent permitted in the applicable Award Agreement and/or applicable law, the Award Agreement may provide that instead of being settled automatically upon vesting or at a specified time, the Award of RSUs may be exercised by the Participant, pursuant to the terms of the applicable country addendum.
Section 10. Performance Awards. The Board is authorized to grant Performance Awards to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of this Plan, as the Board shall determine in its sole discretion.
(a) Performance Awards may be denominated as a cash amount, number of Shares or units or a combination thereof and are Awards that may be earned upon achievement or satisfaction of performance conditions specified by the Board in its sole discretion. In addition, the Board may specify that any other Award shall constitute a Performance Award by conditioning the grant to a Participant or the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Board in its sole discretion. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of this Plan, the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Board in its sole discretion.
(b) Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis, with respect to one or more business units, divisions, Subsidiaries or business segments, or on an individual basis. If the Board determines, in its sole discretion, that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Board may modify the performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable such that it does not provide any undue enrichment or harm. Performance measures may vary from Performance Award to Performance Award and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. The Board shall have the power to impose such other restrictions on Awards subject to this Section 10(b) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements of any applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.
(c) Settlement of Performance Awards shall be in cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined in the sole discretion of the Board.
(d) A Performance Award shall not convey to a Participant the rights and privileges of a shareholder with respect to the Share subject to such Performance Award, such as the right to vote (except as relates to Restricted Stock) or the right to receive dividends, unless and until and to the extent a Share is issued to such Participant to settle such Performance Award. The Board, in its sole discretion, may provide that a Performance Award shall convey the right to receive dividend equivalents on the Shares subject to such Performance Award with respect to any dividends declared during the period that such Performance Award is outstanding, in which case, such dividend equivalent rights shall accumulate and shall be paid in cash or Shares on the settlement date of the Performance Award, subject to the Participant’s earning of the Shares with respect to which such dividend equivalents are paid upon achievement or satisfaction of performance conditions specified by the Board in its sole discretion. Shares delivered upon the vesting and settlement of a Performance Award may be evidenced in such manner as the Board may deem appropriate, including book-entry registration. For the avoidance of doubt, unless otherwise determined by the Board in its sole discretion, no dividend equivalent rights shall be provided with respect to any Shares subject to Performance Awards that are not earned or otherwise do not vest or settle pursuant to their terms.
(e) The Board may, in its sole discretion, increase or reduce the amount of a settlement otherwise to be made in connection with a Performance Award.
(f) With respect to Performance Awards granted to Participants who are not United States taxpayers, to the extent permitted in the applicable Award Agreement and/or applicable law, the Award Agreement may provide that instead of being settled automatically upon vesting or at a specified time, the Performance Award may be exercised by the Participant, pursuant to the terms of the applicable country addendum.
Section 11. Other Cash-Based Awards and Other Share-Based Awards. The Board is authorized, subject to limitations under applicable law, to grant Other Cash-Based Awards (either independently or as an element of or supplement to any other Award under this Plan) and Other Share-Based Awards. The Board shall determine, in its sole discretion, the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, and paid for at such times, by such methods and in such forms, including cash, Shares, other Awards, other property, net settlement, broker-assisted cashless exercise or any combination thereof, as the Board shall determine in its sole discretion; provided that the purchase price therefor shall not be less than the Fair Market Value of such Shares on the date of grant of such right.
Section 12. Effect of Termination of Service or a Change in Control on Awards.
(a) The Board may provide, by rule or regulation or in any applicable Award Agreement, or may determine, in its sole discretion, in any individual case, the circumstances in which, and the extent to which, an Award may be exercised, settled, vested, paid or forfeited in the event of a Participant’s Termination of Service prior to the end of a Performance Period or vesting, exercise or settlement of such Award.
(b) The Board may determine, in its sole discretion, whether, and the extent to which, (i) an Award will vest during a leave of absence, (ii) a reduction in service level (for example, from full-time to part-time employment) will cause a reduction, or other change, to an Award and (iii) a leave of absence or reduction in service will be deemed a Termination of Service.
(c) In the event of a Change in Control, the Board may, in its sole discretion, and on such terms and conditions as it deems appropriate, take any one or more of the following actions with respect to all or a portion of any outstanding Award, which need not be uniform with respect to all Participants and/or Awards:
(i) continuation or assumption of such Award by the Company (if it is the surviving corporation) or by the successor or surviving entity or its parent;
(ii) substitution or replacement of such Award by the successor or surviving entity or its parent with cash, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving entity (or a parent or Subsidiary thereof), with substantially the same terms and value as such Award (including any applicable performance targets or criteria with respect thereto);
(iii) acceleration of the vesting of such Award and the lapse of any restrictions thereon and, in the case of an Option or SAR Award, acceleration of the right to exercise such Award during a specified period (and the termination of such Option or SAR Award without payment of any consideration therefor to the extent such Award is not timely exercised), in each case, either (A) immediately prior to or as of the date of the Change in Control, (B) upon a Participant’s involuntary Termination of Service (including upon a termination of the Participant’s employment by the Company (or a successor corporation or its parent) without “cause,” by a Participant for “good reason” and/or due to a Participant’s death or “disability”, as such terms may be defined in the applicable Award Agreement and/or a Participant’s service agreement, as the case may be) on or within a specified period prior to or following the Change in Control or (C) upon the failure of the successor or surviving entity (or its parent) to continue or assume such Award on no less favorable terms and conditions;
(iv) in the case of a Performance Award, determination of the level of attainment of the applicable performance condition(s) (including waiving any such conditions); and
(v) cancellation of such Award in consideration of a payment, with the form, amount and timing of such payment determined by the Board in its sole discretion, subject to the following: (A) such payment shall be made in cash, securities, rights and/or other property; (B) the amount of such payment shall equal the value of such Award, as determined by the Board in its sole discretion; provided that, in the case of an Option or SAR Award, if such value equals the Intrinsic Value of such Award, such value shall be deemed to be valid; provided further that, if the Intrinsic Value of an Option or SAR Award is equal to or less than zero, the Board may, in its sole discretion, provide for the cancellation of such Award without payment of any consideration therefor (for the avoidance of doubt, in the event of a Change in Control, the Board may, in its sole discretion, terminate any Option or SAR Awards for which the exercise or hurdle price is equal to or exceeds the per Share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor); and (C) such payment shall be made promptly following such Change in Control or on a specified date or dates following such Change in Control; provided further that the timing of such payment shall comply with Section 409A.
Section 13. General Provisions Applicable to Awards.
(a) Awards shall be granted for such cash or other consideration, if any, as the Board determines in its sole discretion; provided that in no event shall Awards be issued for less than such minimal consideration as may be required by applicable law.
(b) Awards may, in the sole discretion of the Board, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(c) Subject to the terms of this Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in the form of cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined by the Board in its sole discretion at the time of grant, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Board in its sole discretion. Such rules and procedures may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments.
(d) Except as may be permitted by the Board in its sole discretion or as specifically provided in an Award Agreement, (i) no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant other than by will, the laws of descent and distribution, or pursuant to Section 13(d) and (ii) during a Participant’s lifetime, each Award, and each right under any Award, shall be exercisable only by such Participant or, if permissible under applicable law, by such Participant’s guardian or legal representative. Except as required by applicable law, the provisions of this Section 13(d) shall not apply to any Award that has been fully exercised or settled, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.
(e) A Participant may designate a Beneficiary or change a previous Beneficiary designation only at such times as prescribed by the Board, in its sole discretion, and only by using forms and following procedures approved or accepted by the Board for that purpose.
(f) All certificates, if any, for Shares and/or other securities delivered under this Plan pursuant to any Award or the exercise or settlement thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable solely in accordance with the terms of this Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock market or exchange upon which such Shares or other securities are then quoted, traded or listed, and any applicable securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(g) The Company will not be obligated to deliver any Shares under this Plan or remove restrictions from Shares previously delivered under this Plan until (i) all Award conditions have been met or removed to the Board’s satisfaction, (ii) as determined by the Board in its sole discretion, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws, stock market or exchange rules and regulations or accounting or tax rules and regulations and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Board deems necessary or appropriate to satisfy any applicable laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Board determines, in its sole discretion, is necessary to the lawful issuance and sale of any Shares, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

(h) The Company may, in its sole discretion, set a minimum number of Awards (to the extent exercisable) that are permitted to be exercised by a Participant as part of a single Award exercise and a minimum time period between partial exercise of such Award.
(i) Awards under this Plan may be subject to additional country-specific provisions set forth in a country addendum, which addendum shall govern in the case of any inconsistency between an Award Agreement and the addendum. One or more country addenda may apply depending on the applicable law that the Company reasonably determines may apply under the Participant’s particular circumstances. The Board has the authority to determine, in its sole discretion, which addendum or addenda may apply and to reconcile any inconsistencies between applicable addenda.
Section 14.  Amendments and Terminations.
(a) Amendment or Termination of this Plan. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in this Plan, the Board may amend, alter, suspend, discontinue or terminate this Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval if such approval is required by applicable law or the rules of the stock market or exchange, if any, on which the Shares are principally quoted or traded or (ii) subject to Section 5(d) and Section 12, the consent of the affected Participant, if such action would materially adversely affect the rights of such Participant under any outstanding Award, except (x) to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause this Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (y) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 18. Notwithstanding anything to the contrary in this Plan, the Board may amend this Plan, or create sub-plans, in such manner as may be necessary or desirable to enable this Plan to achieve its stated purposes in any jurisdiction in a tax-efficient manner and in compliance with local rules and regulations.
(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award shall terminate immediately prior to the consummation of such action, unless otherwise determined by the Board in its sole discretion.
(c) Terms of Awards. The Board may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate any Award theretofore granted (including by substituting another Award of the same or a different type), prospectively or retroactively, without the consent of any relevant Participant or holder or Beneficiary of an Award; provided, however, that, subject to Section 5(d) and Section 12, no such action shall materially adversely affect the rights of any affected Participant or holder or Beneficiary under any Award theretofore granted under this Plan, except (x) to the extent any such action is made to cause this Plan or Award to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, or (y) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 18. The Board shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Section 5(d)) affecting the Company, the financial statements of the Company or changes in applicable laws, regulations or accounting principles, whenever the Board determines, in its sole discretion, that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan.
(d) No Repricing. Except as provided in Section 5(d), the Board may not, without shareholder approval, seek to effect any re-pricing of any previously granted “underwater” Option, SAR or similar Award by: (i) amending or modifying the terms of the Option, SAR or similar Award to lower the exercise or hurdle price; (ii) cancelling the “underwater” Option, SAR or similar Award and granting either (A) replacement Options, SARs or similar Awards having a lower exercise or hurdle price or (B) Restricted Stock, RSUs, Performance Awards or Other Share-Based Awards in exchange; or

(iii) cancelling or repurchasing the “underwater” Options, SARs or similar Awards for cash or other securities. An Option, SAR or similar Award will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise or hurdle price of the Award.
Section 15. Miscellaneous.
(a) No Employee, Consultant, non-employee Director, Participant, or other Person shall have any claim to be granted any Award under this Plan, and there is no obligation for uniformity of treatment of employees, Participants or holders or Beneficiaries of Awards under this Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under this Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under this Plan.
(b) The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or to continue to provide services to, any member of the Group. Further, an applicable member of the Group may at any time dismiss a Participant, free from any liability, or any claim under this Plan, unless otherwise expressly provided in this Plan or in any Award Agreement or in any other agreement binding on the parties. The receipt of any Award under this Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Award Agreement.
(c) No payment pursuant to this Plan shall be taken into account in determining any benefits under any severance, pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of any member of the Group, except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
(d) Nothing contained in this Plan shall prevent any member of the Group from adopting or continuing in effect other or additional compensation arrangements, including the grant of Options and Other Share-Based Awards, and such arrangements may be either generally applicable or applicable only in specific cases.
(e) The Company shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under this Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other Awards, other property, net settlement, sell-to-cover arrangements, or any combination thereof) of applicable withholding taxes due in respect of an Award, its exercise or settlement or any payment or transfer under such Award or under this Plan and to take such other action (including providing for elective payment of such amounts in cash or Shares by such Participant) as may be necessary to satisfy all obligations for the payment of such taxes and, unless otherwise determined by the Board in its sole discretion, to the extent such withholding would not result in liability classification of such Award (or any portion thereof) pursuant to FASB ASC Subtopic 718-10.
(f) If any provision of this Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Board in its sole discretion, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of this Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of this Plan and any such Award Agreement shall remain in full force and effect.
(g) Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(h) No fractional Shares shall be issued or delivered pursuant to this Plan or any Award, and the Board shall determine, in its sole discretion, whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
(i) Awards may be granted to Participants who are non-United States nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Board, be necessary or desirable to recognize differences in local law, tax policy or custom. The Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country.
Section 16. Effective Date of this Plan. The Plan shall be effective as of the Effective Date.
Section 17. Term of this Plan. No Award shall be granted under this Plan after the earliest to occur of (i) the ten (10)-year anniversary of the Effective Date; (ii) the maximum number of Shares available for issuance under this Plan have been issued; or (iii) the Plan is terminated in accordance with Section 14(a). However, unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Board to amend, alter, adjust, suspend, discontinue or terminate any such Award, to waive any conditions or rights under any such Award or to amend this Plan, shall extend beyond such date.
Section 18. Cancellation or “Clawback” of Awards.
(a) The Board may specify in an Award Agreement that a Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include a Termination of Service with or without “cause” (and, in the case of any cause that is resulting from an indictment or other non-final determination, the Board may provide for such Award to be held in escrow or abeyance until a final resolution of the matters related to such event occurs, at which time the Award shall either be reduced, cancelled or forfeited (as provided in such Award Agreement) or remain in effect, depending on the outcome), violation of material policies, breach of non-competition, non-solicitation, non-disparagement, confidentiality or other restrictive covenants, or requirements to comply with minimum share ownership requirements, that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Group.
(b) Any Awards granted under this Plan (including any amounts or benefits arising from such Awards) shall be subject to any “clawback” or recoupment arrangements or policies the Company has in place from time to time (including, without limitation, the Company’s Restatement Clawback Policy, as well as any applicable laws, regulations or stock exchange listing standards) and the Board may, to the extent permitted by applicable law and stock exchange rules or by any applicable Company policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to the Participant or any Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Shares underlying such Awards.
Section 19. Section 409A and Section 457A. With respect to Awards subject to Section 409A and Section 457A of the Code (“Section 457A”), this Plan is intended to comply with the requirements of Section 409A and Section 457A, and the provisions of this Plan and any Award Agreement shall be interpreted in a manner that satisfies the requirements of Section 409A and Section 457A, and this Plan shall be operated accordingly. If any provision of this Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict. Notwithstanding anything in this Plan to the contrary, if the Board considers a Participant to be a “specified employee” under Section 409A at the time of such Participant’s “separation from service” (as defined in Section 409A), and any amount hereunder is “deferred compensation” subject to Section 409A, any distribution of such amount that otherwise would be made to such Participant with respect to an Award as a result of such “separation from service” shall not be made until the date that is six months after such “separation from service,” except to the extent that earlier distribution would not result in such Participant’s incurring interest or additional tax under Section 409A. If an Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), a Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), a Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award. Notwithstanding the foregoing, the tax treatment of the benefits provided under this Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A and Section 457A.
Section 20. Successors and Assigns. The terms of this Plan and each Award Agreement shall be binding upon and inure to the benefit of the Company and any successor entity, including any successor entity contemplated by Section 12(c).
Section 21. Data Protection. In connection with this Plan, the Group may need to process personal data collected from and about the Participant by the Group, third-party service providers and others acting on the Company’s behalf. Examples of such personal data may include, without limitation, the Participant’s name, account information, social security number, tax number and contact information. The Group may process such personal data in its legitimate business interests for all purposes relating to the operation and performance of this Plan, including but not limited to:
(a) administering and maintaining Participant records;
(b) providing the services described in this Plan;
(c) providing information to future purchasers or merger partners of any member of the Group, or the business in which such Participant works; and
(d) responding to public authorities, court orders and legal investigations, as applicable.
The Group may share the Participant’s personal data with (i) any other member of the Group, (ii) trustees of any employee benefit trust, (iii) registrars, (iv) brokers, (v) third-party administrators of this Plan, (vi) third-party service providers acting on the Group’s behalf to provide the services described above or (vii) regulators and others, as required by law.
If necessary, the Group may transfer the Participant’s personal data to any of the parties mentioned above in a country or territory that may not provide the same protection for the information as the Participant’s home country. Any transfer of the Participant’s personal data to recipients in a third country will be made subject to appropriate safeguards or applicable derogations provided for under applicable law.
The Group will keep personal data collected in connection with this Plan for as long as necessary to operate this Plan or as necessary to comply with any legal or regulatory requirements.
A Participant has a right, to the extent provided for by applicable law, to (i) request access to and rectification or erasure of the personal data provided, (ii) request the restriction of the processing of his or her personal data, (iii) object to the processing of his or her personal data, (iv) receive the personal data provided to the Group and transmit such data to another party, and (v) to lodge a complaint with a supervisory authority.
Section 22. Governing Law. The Plan and each Award Agreement shall be governed by the laws of New South Wales, Australia, without application of the conflicts of law principles thereof.

IREN

COMPUTERSHARE
PO BOX 43078
PROVIDENCE, RI 02940-3078

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. U.S. Eastern Time on November 18, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IREN2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. U.S. Eastern Time on November 18, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to IREN LIMITED c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V78795-P36946

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IREN LIMITED

The Board of Directors recommends you vote FOR proposals 1-9:

		Yes	No
7a.	I am a "selling shareholder" or "associated person" of a selling shareholder (each as defined in Proposal 7 in the Proxy Statement) with respect to the Prepaid Forward Transactions. **Please note: If you respond "Yes" or leave question 7a blank, your shares will not be voted for Proposal 7.**	☐	☐

	Proposal	For	Against	Abstain
8.	Approve the repurchase by IREN of its ordinary shares pursuant to the Capped Call Transactions (as defined in the Proxy Statement). NOTE: If you do not indicate whether or not you are a "selling shareholder" or "associated person" with respect to Proposal 8, your ordinary shares will not be voted for Proposal 8.	☐	☐	☐

		Yes	No
8a.	I am a "selling shareholder" or "associated person" of a selling shareholder (each as defined in Proposal 8 in the Proxy Statement) with respect to the Capped Call Transactions. **Please note: If you respond "Yes" or leave question 8a blank, your shares will not be voted for Proposal 8.**	☐	☐

	Proposal	For	Against	Abstain
9.	Approve an advisory vote on executive compensation (the "say-on-pay" vote).	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	Proposal	1 Year	2 Years	3 Years	Abstain
10.	Approve an advisory vote on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Sign exactly as your name(s) appear(s) on the stock certificate. If shares of stock stand of record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy card. If shares of stock are held of record by a corporation, the proxy card should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the proxy card for a deceased shareholder should give their full title. Please date the proxy card.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V78796-P36946

IREN LIMITED
PROXY FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

Appointment of Proxyholder

I/We, being a member of the company, hereby appoint the Chair of the meeting, or the following person

Please leave this box blank if you have selected the Chair. Do not insert your own name(s).	Please indicate the number of shares this proxy is appointed over (if less than your full voting entitlement).

The undersigned hereby appoints the individual(s) listed on the reverse side of this Proxy Card with full power of substitution, to represent the undersigned and to vote all of the shares of stock in IREN LIMITED (the "**Company**") which the undersigned is entitled to vote at the Annual General Meeting of Shareholders of the Company, to be held virtually at www.virtualshareholdermeeting.com/IREN2025 on November 19, 2025 at 3:30 p.m. U.S. Eastern Time and at any adjournment or postponement thereof: (1) as hereinafter specified upon the proposal listed on the reverse side and as more particularly described in the Company's Notice of 2025 Annual General Meeting, receipt of which is hereby acknowledged, and (2) in their best judgment upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges that any directed proxies that are not voted on a poll at the Annual General Meeting will default to the Chair of the Annual General Meeting, including where the Proposal is connected directly or indirectly with the remuneration of the Company's key management personnel.

You can appoint a proxy and, where you are entitled to two or more votes, you may appoint two proxies. Where two proxies are appointed, you may specify the number or proportion of votes to be exercised by each proxy appointed. If no number or proportion of votes is specified, each proxy appointed will be taken to exercise half of your votes (disregarding fractions). An appointed proxy need not themselves be a shareholder of the Company.

Important for Proposals 6, 9 and 10: If the Chair of the Annual General Meeting is your proxy, either by appointment or by default, and you have not indicated your voting intention below, you expressly authorize the Chair of the Annual General Meeting to exercise the proxy in respect of Proposals 6, 9 and 10, even though the Proposals are connected directly or indirectly with the remuneration of a member of the Company's key management personnel.

The shares represented hereby shall be voted as specified. Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that the stock may be represented at the meeting.

IF YOU ELECT TO VOTE BY MAIL, PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)